Exhibit 10.1
Execution Version

JAND, INC.,
WARBY PARKER RETAIL, INC.,
AND THE OTHER CO-BORROWERS
PARTY HERETO FROM TIME TO TIME
LOAN AND SECURITY AGREEMENT

This LOAN AND SECURITY AGREEMENT (this “Agreement”) is entered into as of August 13, 2013, by and among COMERICA BANK (“Bank”) and JAND, INC., a Delaware corporation (“Parent”) and WARBY PARKER RETAIL, INC., a Delaware corporation (“WPRI”; or together with Parent each a “Borrower” and collectively the “Borrowers”).
RECITALS
A.    Borrowers wish to obtain credit from time to time from Bank, and Bank desires to extend credit to Borrowers.
B.    Borrowers are engaged in an interrelated business enterprise with an identity of interests, furnish goods or services to other Borrowers, purchase or acquire goods or services from other Borrowers, have a direct or indirect corporate or business relationship with one another, and accordingly the financing provided hereunder will directly and indirectly benefit each Borrower.
C.    This Agreement sets forth the terms on which Bank will advance credit to Borrowers, and Borrowers will repay the amounts owing to Bank.
AGREEMENT
The parties agree as follows:
1.    DEFINITIONS AND CONSTRUCTION.
1.1    Definitions. As used in this Agreement, all capitalized terms shall have the definitions set forth on Exhibit A. Any term used in the Code and not defined herein shall have the meaning given to the term in the Code.
1.2    Accounting Terms. Any accounting term not specifically defined on Exhibit A shall be construed in accordance with GAAP and all calculations shall be made in accordance with GAAP. The term “financial statements” shall include the accompanying notes and schedules.
2.    LOAN AND TERMS OF PAYMENT.
2.1    Credit Extensions.
(a)    Promise to Pay; Use of Proceeds. Each Borrower promises, jointly and severally, to pay to Bank, in lawful money of the United States of America, the aggregate unpaid principal amount of all Credit Extensions made by Bank to any Borrower, together with interest on the unpaid principal amount of such Credit Extensions at rates in accordance with the terms hereof. Borrowers shall use the proceeds of the Credit Extensions solely as working capital, and to fund their respective general business requirements and not for personal, family, household or agricultural purposes.

(b)    Advances Under Revolving Line.
(i)    Amount. Subject to and upon the terms and conditions of this Agreement, Borrowers may request Advances in an aggregate outstanding amount not to exceed the lesser of (A) the Revolving Line or (B) the Borrowing Base, in each case less the aggregate face amount of Letters of Credit issued under the Letter of Credit Sublimit, and the aggregate limits of the corporate credit cards issued to any Borrower and merchant credit card processing reserves under the Credit Card Services Sublimit. Except as set forth in the Pricing Addendum amounts borrowed pursuant to this Section 2.1(b) may be repaid and reborrowed at any time without penalty or premium prior to the Revolving Maturity Date, at which time all Advances under this Section 2.1(b) shall be immediately due and payable.
(ii)    Form of Request. Whenever a Borrower desires an Advance, such Borrower, or Parent as agent for such Borrower, will notify Bank by facsimile transmission or telephone no later than 3:00 p.m. Eastern Time (12:00 p.m. Eastern Time for wire transfers), on the Business Day that the Advance is to be made. Each such notification shall be promptly confirmed by a Payment/Advance Form in substantially the form of Exhibit C. Bank is authorized to make Advances under this Agreement, based upon instructions received from a Responsible Officer or a designee of a Responsible Officer, or without instructions if in Bank’s discretion such Advances are necessary to meet Obligations which have become due and remain unpaid. Bank shall be entitled to rely on any facsimile or telephonic notice given by a person who Bank reasonably believes to be a Responsible Officer or a designee thereof, and Borrowers shall indemnify and hold Bank harmless for any damages or loss suffered by Bank as a result of such reliance. Bank will credit the amount of Advances made under this Section 2.1(b) to any Borrower’s deposit account.
(iii)    Letter of Credit Sublimit. Subject to the availability under the Revolving Line, and in reliance on the representations and warranties of Borrowers set forth herein, at any time and from time to time from the date hereof through the Business Day immediately prior to the Revolving Maturity Date, Bank shall issue for the account of Borrowers such Letters of Credit as Borrowers may request by delivering to Bank a duly executed letter of credit application on Bank’s standard form; provided, however, that the outstanding and undrawn amounts under all such Letters of Credit (i) shall not at any time exceed the Letter of Credit Sublimit, and (ii) shall be deemed to constitute Advances for the purpose of calculating availability under the Revolving Line. Any drawn but unreimbursed amounts under any Letters of Credit shall be charged as Advances against the Revolving Line. All Letters of Credit shall be in form and substance acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank’s form application and letter of credit agreement. Borrowers will pay to Bank a Letter of Credit fee equal to one and three quarters of one percent (1.75%) per annum of the face amount of each Letter of Credit outstanding under the Letter of Credit Sublimit, payable annually in advance (the “Letter of Credit Fee”), and will pay any other standard issuance and other fees that Bank notifies Borrowers it will charge for issuing and processing Letters of Credit; provided that the Letter of Credit Fee for any Letters of Credit issued by Bank that are cash-secured on terms satisfactory to Bank shall be one percent (1.00%). If, on the Revolving Maturity Date, there are any outstanding Letters of Credit, then on such date Borrowers shall provide to Bank cash collateral in an amount equal to 105% of the face amount of all such Letters of Credit plus all interest, fees, and costs due or to become due in connection therewith

(as estimated by Bank in its good faith business judgment), to secure all of the Obligations relating to said Letters of Credit.
(iv)    Credit Card Services Sublimit. Subject to the terms and conditions of this Agreement, Borrowers may request corporate credit cards and standard and e-commerce merchant account services from Bank (collectively, the “Credit Card Services”). The aggregate limit of the corporate credit cards and merchant credit card processing reserves shall not exceed the Credit Card Services Sublimit, provided that availability under the Revolving Line shall be reduced by the aggregate limits of the corporate credit cards issued to Borrowers and merchant credit card processing reserves. In addition, Bank may, in its sole discretion, charge as Advances any amounts that become due or owing to Bank in connection with the Credit Card Services. The terms and conditions (including repayment and fees) of such Credit Card Services shall be subject to the terms and conditions of the Bank’s standard forms of application and agreement for the Credit Card Services, which each Borrower hereby agrees to execute.
(v)    [Reserved].
(vi)    [Reserved].
(vii)    Collateralization of Obligations Extending Beyond Maturity. If Borrower has not secured to Bank’s satisfaction its obligations with respect to any Letters of Credit or Credit Card Services that may extend beyond the Revolving Maturity Date, then, effective as of the Revolving Maturity Date, the balance in any deposit accounts held by Bank and the certificates of deposit or time deposit accounts issued by Bank in any Borrower’s name (and any interest paid thereon or proceeds thereof, including any amounts payable upon the maturity or liquidation of such certificates or accounts), shall automatically secure such obligations to the extent of the then continuing or outstanding and undrawn Letters of Credit, or Credit Card Services; provided, however, that if there are insufficient balances in such accounts to secure such obligations, Borrowers shall immediately deposit such additional funds as are necessary to fully secure such obligations. Each Borrower authorizes Bank to hold such balances in pledge and to decline to honor any drafts thereon or any requests by any Borrower or any other Person to pay or otherwise transfer any part of such balances for so long as the Letters of Credit or Credit Card Services are outstanding or continue.
(c)    Growth Capital Advances.
(i)    Availability. Subject to and upon the terms and conditions of this Agreement, Bank agrees to make Growth Capital Advances to Borrowers. Borrowers may request Growth Capital Advances from the date hereof through Growth Capital Availability End Date. The aggregate amount of Growth Capital Advances shall not exceed the Growth Capital Line. Each Growth Capital Advance shall be in a minimum amount of $250,000.
(ii)    Repayment. Interest shall accrue from the date of each Growth Capital Advance at the rate specified in the Pricing Addendum, and shall be payable in accordance with Section 2.3(b) and on the terms set forth in the Pricing Addendum. Borrowers shall make monthly payments of interest-only, commencing on September 1, 2013, and continuing on the first day of each successive month thereafter through the Growth Capital Availability End Date. Any Growth Capital Advances that are outstanding on the Growth Capital Availability End Date shall be payable in thirty-six (36) equal monthly installments of principal, plus all accrued interest, beginning on September 1, 2014, and continuing on the same day of each month thereafter until paid in full. Growth Capital Advances, once repaid, may not be reborrowed. Except as set forth in the Pricing Addendum, Borrowers may prepay any Growth Capital Advances without penalty or premium.
(iii)    Procedures for Borrowing. When Borrowers desire to obtain a Growth Capital Advance, Borrowers shall notify Bank (which notice shall be irrevocable) by facsimile transmission to be received no later than 3:00 p.m. Eastern Time three (3) Business Days before the day on which the Growth Capital Advance is to be made. Such notice shall be substantially in the form of Exhibit C. The notice shall be signed by a Responsible Officer or its designee. Bank shall be entitled to rely on any facsimile or telephonic notice given by a person who Bank reasonably believes to be a Responsible Officer or a designee thereof, and Borrowers shall indemnify and hold Bank harmless for any damages or loss suffered by Bank as a result of such reliance.
2.2    Overadvances. If at any time the aggregate amount of the outstanding Advances exceeds the lesser of (y) the Revolving Line or (z) the Borrowing Base, in each case, minus any amounts outstanding under the Letter of Credit Sublimit and minus the aggregate limits of the corporate credit cards issued to Borrowers and merchant credit card processing reserves under the Credit Card Services Sublimit, Borrowers shall immediately pay to Bank, in cash, the amount of such excess. In addition, if at any time (a) the amount equal to the sum of the outstanding face amount of all Letters of Credit plus the aggregate limits of the corporate credit cards issued to Borrowers and merchant credit card processing reserves under the Credit Card Services Sublimit, exceeds (b) Seven Million Dollars ($7,000,000), Borrowers shall immediately provide to Bank cash collateral in an amount equal to 105% of the amount of such excess, to secure such Obligations.
2.3    Interest Rates, Payments, and Calculations.
(a)    Interest Rates.
(i)    Advances. The Advances shall bear interest, on the outstanding daily balance thereof, on the terms set forth in the Pricing Addendum.
(ii)    Growth Capital Advances. The Growth Capital Advances shall bear interest, on the outstanding daily balance thereof, on the terms set forth in the Pricing Addendum.
(b)    Payments. Bank shall, at its option, charge such interest, all Bank Expenses, and all Periodic Payments against any of Borrowers’ respective deposit accounts or against the Revolving Line, in which case those amounts shall thereafter accrue interest at the rate then applicable hereunder. Any interest not paid when due shall be compounded by becoming a part of the Obligations, and such interest shall thereafter accrue interest at the rate then applicable hereunder. All payments shall be free and clear of any taxes, withholdings, duties, impositions or other charges, to the end that Bank will receive the entire amount of any Obligations payable hereunder, regardless of source of payment.
2.4    Crediting Payments. Prior to the occurrence of an Event of Default, Bank shall credit a wire transfer of funds, check or other item of payment to such deposit account or Obligation as a Borrower specifies. After the occurrence and during the continuance of an Event of Default, Bank shall have the right, in its sole discretion, to immediately apply any wire transfer of funds, check, or other item of payment Bank may receive to conditionally reduce Obligations, but such applications of funds shall not be considered a payment on account unless such payment is of immediately available federal funds or unless and until such check or other item of payment is honored when presented for payment. Notwithstanding anything to the contrary contained herein, any wire transfer or payment received by Bank after 12:00 noon Eastern Time shall be deemed to have been received by Bank as of the opening of business on the immediately following Business Day. Whenever any payment to Bank under the Loan Documents would otherwise be due (except by reason of acceleration) on a date that is not a Business Day, such payment shall instead be due on the next Business Day, and additional fees or interest, as the case may be, shall accrue and be payable for the period of such extension.
2.5    Fees. Borrower shall pay to Bank the following:
(a)    Facility Fee. On the Closing Date, a facility fee equal to Twenty-Five Thousand Dollars ($25,000), which shall be fully-earned and nonrefundable; and
(b)    Bank Expenses. On the Closing Date, all Bank Expenses incurred through the Closing Date, and, after the Closing Date, all Bank Expenses, as and when they become due; provided, that Borrower’s liability for Bank Expenses incurred prior to the Closing Date in connection with the negotiation and documentation of the Loan Documents shall be limited to Twenty Thousand Dollars ($20,000) provided there is a customary level of negotiation of the Loan Documents.
2.6    Term. This Agreement shall become effective on the Closing Date and, subject to Section 13.8, shall continue in full force and effect for so long as any Obligations remain outstanding or Bank has any obligation to make Credit Extensions under this Agreement or any other Loan Document. Notwithstanding the foregoing, Bank shall have the right to terminate its obligation to make Credit Extensions under this Agreement immediately and without notice upon the occurrence and during the continuance of an Event of Default.
3.    CONDITIONS OF LOANS.
3.1    Conditions Precedent to Initial Credit Extension. The obligation of Bank to make the initial Credit Extension is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank, the following:
(a)    this Agreement, duly executed by each Borrower;
(b)    an officer’s certificate of each Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Agreement and the other Loan Documents;

(c)    the Pricing Addendum, duly executed by each Borrower;
(d)    a financing statement (Form UCC-1) for each Borrower;
(e)    the certificate for the Shares, together with Assignment(s) Separate from Certificate, duly executed in blank;
(f)    agreement to furnish insurance, duly executed by each Borrower;
(g)    payment of the fees and Bank Expenses then due specified in Section 2.5;
(h)    current SOS Reports indicating that except for Permitted Liens, there are no other security interests or Liens of record in the Collateral;
(i)    current financial statements, including company prepared financial statements for Borrowers’ most recently ended fiscal year, company prepared consolidated and consolidating balance sheets and income statements for the most recently ended month in accordance with Section 6.2, and such other updated financial information as Bank may reasonably request;
(j)    current Compliance Certificate in accordance with Section 6.2;
(k)    a Warrant in form and substance satisfactory to Bank, duly executed by Parent;
(l)    Collateral Information Certificates, duly executed by each Borrower;
(m)    duly executed Collateral Access Agreements for each location where Eligible Inventory may be located (other than HTO Inventory);
(n)    securities and/or deposit account control agreements with respect to any accounts permitted hereunder to be maintained outside Bank;
(o)    an Automatic Loan Payment Authorization; and
(p)    such other documents, instruments and certificates, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.
3.2    Conditions Precedent to all Credit Extensions. The obligation of Bank to make each Credit Extension, including the initial Credit Extension, is further subject to the following conditions:
(a)    timely receipt by Bank of the Payment/Advance Form as provided in Section 2.1; and
(b)    the representations and warranties contained in the Loan Documents shall be true and correct in all material respects on and as of the date of such

Payment/Advance Form and on the effective date of each Credit Extension as though made at and as of each such date, and no Event of Default shall have occurred and be continuing, or would exist after giving effect to such Credit Extension (provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date, and provided further, that that such materiality qualifiers shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof). The making of each Credit Extension shall be deemed to be a representation and warranty by each Borrower on the date of such Credit Extension as to the accuracy of the facts referred to in this Section 3.2; and
(c)    no event or circumstance shall exist or have occurred that has had or could reasonably be expected to have a Material Adverse Effect.
4.    CREATION OF SECURITY INTEREST.
4.1    Grant of Security Interest. Each Borrower grants and pledges to Bank a continuing security interest in the Collateral to secure prompt repayment of any and all Obligations and to secure prompt performance by each Borrower of each of its covenants and duties under the Loan Documents. Except as set forth in the Schedule and subject only to Permitted Liens of the type described in clause (c) of the definition of Permitted Liens that may have superior priority to Bank’s Lien under this Agreement, such security interest constitutes a valid, first priority security interest in the presently existing Collateral, and will constitute a valid, first priority security interest in later-acquired Collateral. Each Borrower also hereby agrees not to sell, transfer, assign, mortgage, pledge, lease, grant a security interest in, or encumber, or allow a Lien on, any of its Intellectual Property, except in connection with Liens of the type described in clauses (b) and (e) of the definition of Permitted Liens and Permitted Transfers. Notwithstanding any termination of this Agreement, Bank’s Lien on the Collateral shall remain in effect for so long as any Obligations are outstanding or Bank has any obligation to make Credit Extensions under this Agreement or any other Loan Document.
4.2    Perfection of Security Interest. Each Borrower authorizes Bank to file at any time financing statements, continuation statements, and amendments thereto that (i) either specifically describe the Collateral or describe the Collateral as all assets of each Borrower of the kind pledged hereunder, and (ii) contain any other information required by the Code for the sufficiency of filing office acceptance of any financing statement, continuation statement, or amendment, including whether such Borrower is an organization, the type of organization and any organizational identification number issued to such Borrower, if applicable. Any such financing statements may be filed by Bank at any time in any jurisdiction whether or not Division 9 of the Code is then in effect in that jurisdiction. Each Borrower shall from time to time endorse and deliver to Bank, at the request of Bank, all Negotiable Collateral and other documents that Bank may reasonably request, in form satisfactory to Bank, to perfect and continue perfection of Bank’s security interests in the Collateral and in order to fully consummate all of the transactions contemplated under the Loan Documents. Each Borrower shall have possession of the Collateral, except where expressly otherwise provided in this Agreement or where Bank chooses, in its sole but good faith discretion, to perfect its security interest by possession in addition to the filing of a financing statement. Where Collateral is in possession of a third party bailee, each Borrower shall take such steps as Bank reasonably requests for Bank to (i) obtain an acknowledgment, in form and substance satisfactory to Bank, of the bailee that the bailee holds such Collateral for the benefit of Bank, and (ii) obtain “control” of any Collateral consisting of investment property, deposit accounts, securities accounts, letter-of-credit rights or electronic chattel paper (as such items and the term “control” are defined in Division 9 of the Code) by causing the securities intermediary or depositary institution or issuing bank to execute a control agreement in form and substance satisfactory to Bank. No Borrower will create any chattel paper without placing a legend on the chattel paper acceptable to Bank indicating that Bank has a security interest in the chattel paper. Borrowers from time to time may deposit with Bank specific cash collateral to secure specific Obligations; each Borrower authorizes Bank to hold such specific balances in pledge and to decline to honor any drafts thereon or any request by any Borrower or any other Person to pay or otherwise transfer any part of such balances for so long as the specific Obligations are outstanding.
4.3    Right to Inspect. Bank (through any of its officers, employees, or agents) shall have the right, upon reasonable prior notice, from time to time during Borrowers’ usual business hours but no more than twice each year (unless an Event of Default has occurred and is continuing), to inspect each Borrower’s Books and to make copies thereof and to check, test, and appraise the Collateral in order to verify each Borrower’s financial condition or the amount, condition of, or any other matter relating to, the Collateral.
4.4    Pledge of Collateral. Each Borrower hereby pledges, assigns and grants to Bank a security interest in all the Shares, together with all proceeds and substitutions thereof, all cash, stock and other moneys and property paid thereon, all rights to subscribe for securities declared or granted in connection therewith, and all other cash and noncash proceeds of the foregoing, as security for the performance of the Obligations. On the Closing Date, the certificate or certificates for the Shares in WPRI will be delivered to Bank, accompanied by an instrument of assignment duly executed in blank by Parent. To the extent required by the terms and conditions governing the Shares, Borrowers shall cause the books of each entity whose Shares are part of the Collateral and any transfer agent to reflect the pledge of the Shares. Upon the occurrence and during the continuance of an Event of Default hereunder, Bank may effect the transfer of any securities included in the Collateral (including but not limited to the Shares) into the name of Bank and cause new certificates representing such securities to be issued in the name of Bank or its transferee. Borrowers will execute and deliver such documents, and take or cause to be taken such actions, as Bank may reasonably request to perfect or continue the perfection of Bank’s security interest in the Shares. Unless an Event of Default shall have occurred and be continuing, Borrowers shall be entitled to exercise any voting rights with respect to the Shares and to give consents, waivers and ratifications in respect thereof, provided that no vote shall be cast or consent, waiver or ratification given or action taken which would be inconsistent with any of the terms of this Agreement or which would constitute or create any violation of any of such terms. All such rights to vote and give consents, waivers and ratifications shall terminate upon the occurrence and continuance of an Event of Default.
5.    REPRESENTATIONS AND WARRANTIES.
Each Borrower, jointly and severally, represents and warrants as follows:

5.1    Due Organization and Qualification. Borrower and each Subsidiary is an entity duly existing under the laws of the jurisdiction in which it is organized and qualified and licensed to do business in any state in which the conduct of its business or its ownership of property requires that it be so qualified, except where the failure to do so could not reasonably be expected to cause a Material Adverse Effect.
5.2    Due Authorization; No Conflict. The execution, delivery, and performance of the Loan Documents are within Borrower’s powers, have been duly authorized, and are not in conflict with nor constitute a breach of any provision contained in Borrower’s organizational documents, nor will they constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement by which it is bound, except to the extent such default would not reasonably be expected to cause a Material Adverse Effect.
5.3    Collateral. Borrower has rights in or the power to transfer the Collateral, and its title to the Collateral is free and clear of Liens, adverse claims, and restrictions on transfer or pledge except for Permitted Liens. All Collateral is located solely in the Collateral States at the locations specified in the Collateral Information Certificate, and at such other locations as may be timely disclosed in writing to Bank pursuant to Section 7.2. The Accounts are bona fide existing obligations of the account debtors. No licenses or agreements giving rise to any Accounts is with any Prohibited Territory or with any Person organized under or doing business in a Prohibited Territory. All Inventory is in all material respects of good and merchantable quality, free from all material defects, except for Inventory for which adequate reserves have been made. All Eligible Inventory meets all standards imposed by any Governmental Authority having regulatory authority over it or its use and/or sale and is not obsolete and is either currently usable or currently salable in the normal course of Borrower’s business. Except as set forth in the Schedule or as disclosed in writing from time to time with respect to accounts maintained outside of Bank to the extent expressly permitted under Section 6.6, none of the Collateral consisting of deposit, investment or securities accounts is maintained or invested with a Person other than Bank or Bank’s Affiliates.
5.4    Intellectual Property. Borrower is the sole owner of the Intellectual Property, except for non-exclusive licenses granted by Borrower to its customers and other third parties in the ordinary course of business. To the best of Borrower’s knowledge, each of the Copyrights, Trademarks and Patents (other than applications) is valid and enforceable, and no part of the Intellectual Property has been judged invalid or unenforceable, in whole or in part, and no claim has been made to Borrower that any part of the Intellectual Property violates the rights of any third party except to the extent such invalidity, unenforceability or claim could not reasonably be expected to cause a Material Adverse Effect. Borrower’s rights as a licensee of intellectual property (including trademarks), other than off-the-shelf or shrink-wrap licenses, do not give rise to more than five percent (5%) of its gross revenue in any given month, including without limitation revenue derived from the sale, licensing, rendering or disposition of any product or service.
5.5    Name; Location of Chief Executive Office; Location of Inventory and Equipment. Except as disclosed in the Schedule, Borrower has not done business during the five (5) years prior to the Closing Date, under any name other than that specified on the signature page hereof, and its exact legal name is as set forth in the first paragraph of this Agreement. The chief executive office of Borrower is located in the Chief Executive Office State at the address indicated in Section 10 hereof or at such other location as to which Borrower has provided timely written notice in accordance with Section 7.2 hereof. Except as disclosed in the Schedule, all Inventory and Equipment of Borrower is located at the address indicated in Section 10 hereof, or at such other location as to which Borrower has provided timely written notice in accordance with Section 7.10 hereof.
5.6    Actions, Suits, Litigation, or Proceedings. Except as set forth in the Schedule, there are no actions, suits, litigation or proceedings, at law or in equity, pending by or against Borrower or any Subsidiary before any court, administrative agency, or arbitrator which could reasonably be expected to have a Material Adverse Effect.
5.7    No Material Adverse Change in Financial Statements. All consolidated and consolidating financial statements related to Borrower and any Subsidiary that are delivered by Borrower to Bank fairly present in all material respects Borrower’s consolidated and consolidating financial condition as of the date thereof and Borrower’s consolidated and consolidating results of operations for the period then ended. There has not been a material adverse change in the consolidated or in the consolidating financial condition of Borrower since the date of the most recent of such financial statements submitted to Bank.
5.8    Solvency, Payment of Debts. Borrower is able to pay its debts (including trade debts) as they mature; the fair saleable value of Borrower’s assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; and Borrower is not left with unreasonably small capital after the transactions contemplated by this Agreement.
5.9    Compliance with Laws and Regulations. Borrower and each Subsidiary have met the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. No event has occurred resulting from Borrower’s failure to comply with ERISA that is reasonably likely to result in Borrower’s incurring any liability that could reasonably be expected to have a Material Adverse Effect. Borrower is not an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940. Borrower is not engaged principally, or as one of the important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T, U, and X of the Board of Governors of the Federal Reserve System). Borrower has complied in all material respects with all the provisions of the Federal Fair Labor Standards Act. Borrower is in compliance with all environmental laws, regulations and ordinances except where the failure to comply is not reasonably likely to have a Material Adverse Effect. Borrower has not violated any statutes, laws, ordinances or rules applicable to it, the violation of which could reasonably be expected to have a Material Adverse Effect. Borrower and each Subsidiary have filed or caused to be filed all tax returns required to be filed, and have paid, or have made adequate provision for the payment of, all taxes reflected therein except those being contested in good faith with adequate reserves under GAAP or where the failure to file such returns or pay such taxes could not reasonably be expected to have a Material Adverse Effect.

5.10    Subsidiaries. Borrower does not own any stock, partnership interest or other equity securities of any Person, except for Permitted Investments. Except as set forth on the Schedule, Borrower has no Subsidiaries.
5.11    Government Consents. Borrower and each Subsidiary have obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all governmental authorities that are necessary for the continued operation of Borrower’s business as currently conducted, except where the failure to do so would not reasonably be expected to cause a Material Adverse Effect.
5.12    Restricted Agreements. Except as disclosed on the Schedule or as timely disclosed in writing to Bank pursuant to Section 6.9, Borrower is not a party to, nor is bound by, any Restricted Agreement.
5.13    Shares. Borrower has full power and authority to create a first lien on the Shares and no disability or contractual obligation exists that would prohibit Borrower from pledging the Shares pursuant to this Agreement. To Borrower’s knowledge, there are no subscriptions, warrants, rights of first refusal or other restrictions on transfer relative to, or options exercisable with respect to the Shares. The Shares have been and will be duly authorized and validly issued, and are fully paid and non-assessable. To Borrower’s knowledge, the Shares are not the subject of any present or threatened suit, action, arbitration, administrative or other proceeding, and Borrower knows of no reasonable grounds for the institution of any such proceedings.
5.14    Full Disclosure. No representation, warranty or other statement made by Borrower in any certificate or written statement furnished to Bank taken together with all such certificates and written statements furnished to Bank contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained in such certificates or statements not misleading, it being recognized by Bank that the projections and forecasts provided by Borrower in good faith and based upon reasonable assumptions are not to be viewed as facts and that actual results during the period or periods covered by any such projections and forecasts may differ from the projected or forecasted results.
6.    AFFIRMATIVE COVENANTS.
Each Borrower covenants, jointly and severally, that, until payment and satisfaction in full of all outstanding Obligations, and for so long as Bank may have any commitment to make a Credit Extension hereunder, Borrower shall, and shall cause each Subsidiary to, do all of the following:
6.1    Good Standing and Government Compliance. Borrower shall maintain its corporate existence and good standing in the Borrower State and shall cause each of its Subsidiaries to maintain their respective organizational existence and good standing in their respective jurisdictions of organization, shall maintain qualification and good standing in each other jurisdiction in which the failure to so qualify could reasonably be expected to have a Material Adverse Effect, and shall furnish to Bank the organizational identification number issued to Borrower or any Subsidiary by the authorities of the jurisdiction in which Borrower or any Subsidiary is organized, if applicable. Borrower shall meet, and shall cause each Subsidiary to meet, the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. Borrower shall comply in all material respects with all applicable Environmental Laws, and maintain all material permits, licenses and approvals required thereunder where the failure to do so could reasonably be expected to have a Material Adverse Effect. Borrower shall comply, and shall cause each Subsidiary to comply, with all statutes, laws, ordinances and government rules and regulations to which it is subject, and shall maintain, and shall cause each of its Subsidiaries to maintain, in force all licenses, approvals and agreements, the loss of which or failure to comply with which could reasonably be expected to have a Material Adverse Effect.
6.2    Financial Statements, Reports, Certificates. Borrower shall deliver the following to Bank:
(a)    (i) as soon as available, but in any event within thirty (30) days after the end of each calendar month, a company prepared consolidated and consolidating balance sheet and income statement covering Borrowers’ operations during such period prepared in accordance with GAAP (subject to normal year-end adjustments and without all required footnotes), in a form reasonably acceptable to Bank and certified by a Responsible Officer; (ii) as soon as available, but in any event within one hundred eighty (180) days after the end of Borrowers’ fiscal year, audited consolidated and consolidating financial statements of Borrowers prepared in accordance with GAAP, consistently applied, together with an opinion which is unqualified (including no going concern comment or qualification) or otherwise consented to in writing by Bank on such financial statements of an independent certified public accounting firm reasonably acceptable to Bank (provided that the audited financial statements for fiscal year 2012 shall be delivered by August 31, 2013); (iii) if applicable, copies of all statements, reports and notices sent or made available generally by any Borrower to its security holders or to any holders of Subordinated Debt and all reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission; (iv) promptly upon receipt of notice thereof, a report of any legal actions pending or threatened against any Borrower or any Subsidiary that could result in damages or costs to any Borrower or any Subsidiary of Three Hundred Thousand Dollars ($300,000) or more; (v) promptly upon receipt, each management letter prepared by any Borrower’s independent certified public accounting firm regarding such Borrower’s management control systems; (vi) as soon as available, but in any event not later than sixty (60) days after the last day of each fiscal year, Borrowers’ financial and business projections and budget for the immediately following fiscal year (with monthly detail), with evidence of approval thereof by Parent’s board of directors; and (vii) such budgets, sales projections, operating plans or other financial information as Bank may reasonably request from time to time.
(b)    Within thirty (30) days after the last day of each month (the “Eligible Inventory Test Date”), Borrowers shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of Exhibit D hereto, together with a detailed Inventory report. For the sake of clarity, the Borrowing Base Certificate shall state the values of Eligible Inventory as of last day of the month immediately preceding the date on which the Borrowing Base Certificate is submitted, and shall state the value of all Cash at Bank as of the date that it is submitted to Bank.

(c)    Within thirty (30) days after the last day of each month, Borrowers shall deliver to Bank with the monthly financial statements a Compliance Certificate certified as of the last day of the applicable month and signed by a Responsible Officer in substantially the form of Exhibit E hereto.
(d)    As soon as possible, and in any event within two (2) Business Days, after becoming aware of the occurrence or existence of an Event of Default hereunder, a written statement of a Responsible Officer setting forth details of the Event of Default, and the action which each Borrower has taken or proposes to take with respect thereto.
(e)    Bank shall have a right from time to time hereafter to audit Borrowers’ Accounts and appraise Collateral at Borrower’s expense, provided that such audits will be conducted no more often than every six (6) months unless an Event of Default has occurred and is continuing.
Borrowers may deliver to Bank on an electronic basis any certificates, reports or information required pursuant to this Section 6.2, and Bank shall be entitled to rely on the information contained in the electronic files, provided that Bank in good faith believes that the files were delivered by a Responsible Officer. If a Borrower delivers this information electronically, it shall also deliver to Bank by U.S. Mail, reputable overnight courier service, hand delivery, facsimile or .pdf file within five (5) Business Days of submission of the unsigned electronic copy the certification of monthly financial statements, the Borrowing Base Certificate and the Compliance Certificate, each bearing the physical signature of the Responsible Officer.
6.3    Inventory; Returns. Borrower shall keep all Inventory in good and merchantable condition, free from all material defects except for Inventory for which adequate reserves have been made. Returns and allowances, if any, as between Borrower and its account debtors shall be on the same basis and in accordance with the usual customary practices of Borrower, as they exist on the Closing Date. Borrower shall promptly notify Bank of all returns and recoveries (other than typical product returns in the ordinary course of business from retail customers in accordance with Borrower’s standard return policy) and of all disputes and claims involving more than One Hundred Thousand Dollars ($100,000) of inventory.
6.4    Taxes. Borrower shall make, and cause each Subsidiary to make, due and timely payment or deposit of all material federal, state, and local taxes, assessments, or contributions required of it by law, including, but not limited to, those laws concerning income taxes, F.I.C.A., F.U.T.A. and state disability, and will execute and deliver to Bank, on demand, proof satisfactory to Bank indicating that Borrower or a Subsidiary has made such payments or deposits and any appropriate certificates attesting to the payment or deposit thereof; provided that Borrower or a Subsidiary need not make any payment if the amount or validity of such payment is contested in good faith by appropriate proceedings and is reserved against (to the extent required by GAAP) by Borrower.
6.5    Insurance.
(a)    Borrower, at its expense, shall keep the Collateral insured against loss or damage by fire, theft, explosion, sprinklers, and all other hazards and risks, and in such amounts, as ordinarily insured against by other owners in similar businesses conducted in the locations where Borrower’s business is conducted on the date hereof. Borrower shall also maintain liability and other insurance in amounts and of a type that are customary to businesses similar to Borrower’s.
(b)    All such policies of insurance shall be in such form, with such companies, and in such amounts as are reasonably satisfactory to Bank. All policies of property insurance shall contain a lender’s loss payable endorsement, in a form satisfactory to Bank, showing Bank as an additional loss payee, and all liability insurance policies shall show Bank as an additional insured and specify that the insurer must give at least thirty (30) days’ notice to Bank before canceling or not renewing its policy for any reason. Upon Bank’s request, Borrower shall deliver to Bank certified copies of the policies of insurance and evidence of all premium payments. If no Event of Default has occurred and is continuing, proceeds payable under any casualty policy will, at Borrower’s option, be payable to Borrower to replace the property subject to the claim, provided that any such replacement property shall be deemed Collateral in which Bank has been granted a first priority security interest. If an Event of Default has occurred and is continuing, all proceeds payable under any such policy shall, at Bank’s option, be payable to Bank to be applied on account of the Obligations.
6.6    Accounts. Borrower shall maintain all its, and shall cause all of its Subsidiaries to maintain their, depository, operating, cash management accounts with Bank and all of its and their primary investment and securities accounts with Bank; provided, however, that (a) so long as Borrowers at all times maintain at least Twelve Million Dollars ($12,000,000) in deposit accounts with Bank, Borrowers shall have until one hundred twenty (120) days after the Closing Date (the “Transition Period”) to complete the transfer to Bank of their account balances maintained at the other banks and financial institutions in the accounts identified on the Schedule and to close all such accounts, so long as the aggregate amount on deposit in such accounts at no time exceeds Eighteen Million Dollars ($18,000,000), and during such Transition Period, no account control agreements shall be required with respect to such accounts; and (b) in addition, Borrower may maintain local deposit accounts, identified in writing to Bank, for specific retail locations so long as the aggregate amount on deposit in such accounts at no time exceeds Two Million Dollars ($2,000,000).
6.7    Financial Covenant-Liquidity. Borrower shall at all times maintain Liquidity of not less than Two Million Dollars ($2,000,000). Borrower authorizes Bank to decline to honor any drafts thereon or any requests by Borrower or any other party to pay or otherwise transfer any part of such balances if doing so would result in a violation of this Section 6.7.
6.8    Registration of Intellectual Property Rights.
(a)    Borrower shall register or cause to be registered on an expedited basis (to the extent not already registered) with the United States Patent and Trademark Office or the United States Copyright Office, as the case may be, those registrable intellectual property rights now owned or hereafter developed or acquired by Borrower, to the extent that Borrower, in its reasonable business judgment, deems it appropriate to so protect such intellectual property rights.

(b)    Borrower shall promptly give Bank written notice of any applications or registrations of intellectual property rights filed with the United States Patent and Trademark Office, including the date of such filing and the registration or application numbers, if any.
(c)    Borrower shall give Bank prompt written notice of the filing of any applications or registrations with the United States Copyright Office, including the title of such intellectual property rights to be registered, as such title will appear on such applications or registrations, and the date such applications or registrations will be filed.
(d)    Borrower shall (i) protect, defend and maintain the validity and enforceability of the Intellectual Property, (ii) use commercially reasonable efforts to detect infringements of the Intellectual Property and promptly advise Bank in writing of material infringements detected and (iii) not allow any material Intellectual Property to be abandoned, forfeited or dedicated to the public without the written consent of Bank, which shall not be unreasonably withheld.
6.9    Restricted Agreement Consents. Prior to entering into or becoming bound by any Restricted Agreement, Borrower shall: (i) provide written notice to Bank of the material terms of such license or agreement with a description of its likely impact on Borrower’s business or financial condition; and (ii) in good faith take such actions as Bank may reasonably request to obtain the consent of, or waiver by, any person whose consent or waiver is necessary for (A) Borrower’s interest in such licenses or contract rights to be deemed Collateral and for Bank to have a security interest in such license or contract right, and to have the power to assign such license or contract rights in connection with an enforcement of remedies, that might otherwise be restricted by the terms of the applicable license or agreement, whether now existing or entered into in the future, and (B) Bank to have the ability in the event of a liquidation of any Collateral to dispose of such Collateral in accordance with Bank’s rights and remedies under this Agreement and the other Loan Documents.
6.10    Creation/Acquisition of Subsidiaries. Without limiting the generality of any other provision hereof, in the event Borrower or any Subsidiary creates or acquires any Subsidiary, Borrower and such Subsidiary shall promptly notify Bank of the creation or acquisition of such new Subsidiary and take all such action as may be reasonably required by Bank to cause such Subsidiary to guarantee the Obligations of Borrower under the Loan Documents and grant a continuing pledge and security interest in and to the collateral of such Subsidiary (substantially as described on Exhibit B hereto), and Borrower shall grant and pledge to Bank a perfected security interest in the Equity Interests of such Subsidiary.
6.11    Further Assurances. At any time and from time to time Borrower shall execute and deliver such further instruments and take such further action as may reasonably be requested by Bank to effect the purposes of this Agreement.
7.    NEGATIVE COVENANTS.
Each Borrower covenants and agrees, jointly and severally, that, so long as any credit hereunder shall be available and until the outstanding Obligations are paid and satisfied in full or for so long as Bank may have any commitment to make any Credit Extension, Borrower will not, and will not permit any Subsidiary to, do any of the following without Bank’s prior written consent:
7.1    Dispositions. Convey, sell, lease, license, transfer or otherwise dispose of (collectively, to “Transfer”), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, or subject to Section 6.6 of this Agreement, move cash balances on deposit with Bank to accounts opened at another financial institution, other than Permitted Transfers.
7.2    Change in Name, Location, Executive Office, or Executive Management; Change in Business; Change in Fiscal Year; Change in Control. Change its name or the Borrower State or relocate its chief executive office without thirty (30) days prior written notification to Bank ; without at least thirty (30) days’ prior written notice to Bank, add any new offices or business or Collateral locations (other than locations of HTO Inventory and Inventory in transit in the ordinary course of business) unless such new offices or locations contain, in the aggregate, less than Fifty Thousand Dollars ($50,000) in Borrower’s or such Subsidiaries’ assets or property; replace its chief executive officer or chief financial officer without thirty (30) days prior written notification to Bank; engage in any business, or permit any of its Subsidiaries to engage in any business, other than or reasonably related or incidental to the businesses currently engaged in by Borrower; change its fiscal year end; have a Change in Control. For the sake of clarity, the consent referenced in the preamble of Article 7 shall not be required for the actions referenced in this Section 7.2 that require only a notice to Bank, provided that Borrowers provide to Bank the notices as, and within the periods, set forth in this Section 7.2.
7.3    Mergers or Acquisitions. Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with or into any other business organization (other than mergers or consolidations of a Subsidiary into another Subsidiary or into Borrower), or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person, or enter into any agreement to do any of the same. Notwithstanding the foregoing, a Change in Control shall not result in a violation of Sections 7.2 or 7.3 if prior to or concurrent with such Change in Control, the Obligations are indefeasibly paid in full in cash, Bank’s obligation to extend credit or provide credit accommodations to any Borrower or any of their respective Subsidiaries has been terminated to the satisfaction of Bank, and this Agreement and the other Loan Documents have terminated.
7.4    Indebtedness. Create, incur, assume, guarantee or be or remain liable with respect to any Indebtedness, or permit any Subsidiary to do so, other than Permitted Indebtedness, or prepay any Indebtedness or take any actions which impose on Borrower an obligation to prepay any Indebtedness, except Indebtedness to Bank.
7.5    Encumbrances. Create, incur, assume or allow any Lien with respect to any of its property, or assign or otherwise convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for (a) with respect to Intellectual Property, Permitted Liens of the type described in clauses (b) and (e) of the definition of Permitted Liens, and (b) with respect to other property, Permitted Liens, or covenant to any other Person that Borrower in the future will refrain from creating, incurring, assuming or allowing any Lien with respect to any of Borrower’s property, or permit any Subsidiary to do so.

7.6    Distributions. Pay any dividends or make any other distribution or payment on account of or in redemption, retirement or purchase of any Equity Interests, except that, subject to the last sentence of this Section 7.6, Parent may pay up to Seven Hundred Fifty Thousand Dollars ($750,000) in the aggregate in any fiscal year to repurchase outstanding capital stock issued by Parent as required pursuant to customary stock repurchase agreements approved by Parent’s Board of Directors, from former officers, directors, employees or consultants (who are individuals) upon the death, disability or termination or cessation of employment or service of such officers, directors, employees or consultants. Notwithstanding the foregoing, Borrowers shall be permitted to make such repurchases only if, at the time of such repurchase, and immediately after giving effect thereto: (i) no Event of Default, or any event or circumstance that with the giving of notice or the passage of time (or both) could result in an Event of Default, exists or could reasonably be expected to occur, (ii) each Borrower is solvent, and (iii) such distribution is permitted under and is made in compliance with applicable law, including Sections 170 and 173 of the Delaware General Corporation Law.
7.7    Investments. Directly or indirectly acquire or own, or make any Investment in or to any Person, or permit any of its Subsidiaries to do so, other than Permitted Investments, or maintain or invest any of its property with a Person other than Bank or Bank’s Affiliates or permit any Subsidiary to do so except as expressly permitted under Section 6.6, or suffer or permit any Subsidiary to be a party to, or be bound by, an agreement that restricts such Subsidiary from paying dividends or otherwise distributing property to Borrower. Further, Borrower shall not enter into, or permit any Subsidiary or Affiliate to enter into, any license or agreement with any Prohibited Territory or with any Person organized under or doing business in a Prohibited Territory.
7.8    Transactions with Affiliates. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower except for: (a) transactions that are in the ordinary course of Borrower’s business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm’s length transaction with a non-affiliated Person, and (b) transactions by Parent constituting bona fide rounds of preferred stock financing (or “bridge” convertible Subordinated Debt financing primarily with venture capital or private equity investors) for capital raising purposes, provided that such transactions are approved by Parent’s Board of Directors, including all disinterested directors, do not cause a Change in Control and are otherwise permitted hereunder.
7.9    Subordinated Debt. Make any payment in respect of any Subordinated Debt, or permit any of its Subsidiaries to make any such payment, except in compliance with the terms of such Subordinated Debt and the terms of the subordination agreement relating to such Subordinated Debt, or amend any provision of any document evidencing such Subordinated Debt, except in compliance with the terms of the subordination agreement relating to such Subordinated Debt, or amend any provision affecting Bank’s rights contained in any documentation relating to the Subordinated Debt without Bank’s prior written consent.
7.10    Inventory and Equipment. Store, or cause or permit any Subsidiary to store, any Inventory or the Equipment, valued, individually or in the aggregate, in excess of Fifty Thousand Dollars ($50,000), with a bailee, warehouseman, or similar third party (other than HTO Inventory and Inventory in transit in the ordinary course of business) unless (a) Borrower shall promptly thereafter give Bank written notice thereof identifying the names and addresses of such third parties and briefly describing the Inventory or Equipment in the possession of such third parties; and (b) other than with respect to Optical Lab Inventory, the third party has been notified of Bank’s security interest and Bank (i) shall have received a duly executed Collateral Access Agreement, including an acknowledgment from the third party that it is holding or will hold the Inventory or Equipment for Bank’s benefit, or (ii) is in possession of the warehouse receipt, where negotiable, covering such Inventory or Equipment. Except for such locations as Bank may approve in writing, Borrower shall keep, and shall cause each of its Subsidiaries to keep, its Inventory (other than HTO Inventory and Inventory in transit in the ordinary course of business) and Equipment, valued, individually or in the aggregate, in excess of Fifty Thousand Dollars ($50,000), only at the locations set forth in the Schedule delivered by Borrower to Bank prior to the Closing Date, and at such other locations of which Borrower gives Bank prior written notice as required under Section 7.2 and as to which Bank files Security Instruments where needed to perfect its security interests and liens in such Inventory and Equipment and as to which (x) other than with respect to Optical Lab Inventory (which shall not be deemed Eligible Inventory) Bank has received a Collateral Access Agreement, and (y) Borrower has taken such actions as Bank reasonably requests to perfect and maintain the perfection and priority of Bank’s Lien on the Collateral.
7.11    No Investment Company; Margin Regulation. Become or be controlled by an “investment company,” within the meaning of the Investment Company Act of 1940, or become principally engaged in, or undertake as one of its important activities, the business of extending credit for the purpose of purchasing or carrying margin stock, or use the proceeds of any Credit Extension for such purpose.
8.    EVENTS OF DEFAULT.
Any one or more of the following events shall constitute an Event of Default by Borrower under this Agreement:
8.1    Payment Default. If any Borrower fails to pay any of the Obligations when due;
8.2    Covenant Default.
(a)    If any Borrower fails to perform any obligation under Article 6 or violates any of the covenants contained in Article 7 of this Agreement; or
(b)    If any Borrower fails or neglects to perform or observe any other term, provision, condition, covenant contained in this Agreement, in any of the Loan Documents, or in any other present or future agreement between or among any one or more Borrowers and Bank and as to any default under such other term, provision, condition or covenant that can be cured, has failed to cure such default within ten (10) days after any Borrower receives notice thereof or any officer of any Borrower becomes aware thereof; provided, however, that if the default cannot by its nature be cured within the ten (10) day period or cannot after diligent attempts by Borrowers be cured within such ten (10) day period, and such default is likely to be cured within a reasonable time, then Borrowers shall have an additional reasonable period

(which shall not in any case exceed thirty (30) days) to attempt to cure such default, so long as each Borrower continues to diligently attempt to cure such default, and within such reasonable time period the failure to have cured such default shall not be deemed an Event of Default but no Credit Extensions will be made;
8.3    Material Adverse Effect. (a) If there occurs any circumstance or circumstances that could reasonably be expected to have a Material Adverse Effect; or (b) If Bank shall receive at any time following the Closing Date an SOS Report indicating that except for Permitted Liens, Bank’s security interest in the Collateral is not prior to all other security interests or Liens of record reflected in such SOS Report;
8.4    Attachment. If any material portion of any Borrower’s and/or its Subsidiaries assets is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any trustee, receiver or person acting in a similar capacity and such attachment, seizure, writ or distress warrant or levy has not been removed, discharged or rescinded within five (5) days, or if any Borrower and/or its Subsidiaries is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs, or if a judgment or other claim becomes a lien or encumbrance upon any material portion of any Borrower’s and/or its Subsidiaries assets, or if a notice of lien, levy, or assessment is filed of record with respect to any of any Borrower’s and/or its Subsidiaries assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, and the same is not paid within five (5) days after any Borrower and/or its Subsidiaries receives notice thereof, provided that none of the foregoing shall constitute an Event of Default where such action or event is stayed or an adequate bond has been posted pending a good faith contest by Borrowers and/or its Subsidiaries (provided that no Credit Extensions will be made during such cure period);
8.5    Insolvency. If any Borrower and/or its Subsidiaries becomes insolvent, or if an Insolvency Proceeding is commenced by any Borrower and/or its Subsidiaries, or if an Insolvency Proceeding is commenced against any Borrower and/or its Subsidiaries and is not dismissed or stayed within thirty (30) days (provided that no Credit Extensions will be made prior to the dismissal of such Insolvency Proceeding);
8.6    Other Agreements. If there is a default or other failure to perform in any agreement to which any Borrower and/or its Subsidiaries is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount in excess of Three Hundred Thousand Dollars ($300,000) or that could reasonably be expected to have a Material Adverse Effect;
8.7    Subordinated Debt. If any Borrower and/or its Subsidiaries makes any payment on account of Subordinated Debt, except to the extent the payment is allowed under any subordination agreement entered into with Bank;
8.8    Judgments; Settlements. If one or more (a) judgments, orders, decrees or arbitration awards requiring any Borrower and/or its Subsidiaries to pay an aggregate amount of Three Hundred Thousand Dollars ($300,000) or greater shall be rendered against any Borrower and/or its Subsidiaries and the same shall not have been vacated or stayed within ten (10) days thereafter (provided that no Credit Extensions will be made prior to such matter being vacated or stayed); or (b) settlements is agreed upon by any Borrower and/or its Subsidiaries for the payment by any Borrower and/or its Subsidiaries of an aggregate amount of Three Hundred Thousand Dollars ($300,000) or greater or that could reasonably be expected to have a Material Adverse Effect.
8.9    Misrepresentations. If any material misrepresentation or material misstatement exists now or hereafter in any warranty or representation set forth herein or in any certificate delivered to Bank by any Responsible Officer pursuant to this Agreement or to induce Bank to enter into this Agreement or any other Loan Document.
8.10    Guaranty. If any guaranty of all or a portion of the Obligations (a “Guaranty”) ceases for any reason to be in full force and effect, or any guarantor fails to perform any obligation under any Guaranty or a security agreement securing any Guaranty (collectively, the “Guaranty Documents”), or any event of default occurs under any Guaranty Document or any guarantor revokes or purports to revoke a Guaranty, or any material misrepresentation or material misstatement exists now or hereafter in any warranty or representation set forth in any Guaranty Document or in any certificate delivered to Bank in connection with any Guaranty Document, or if any of the circumstances described in Sections 8.3 through 8.9 occur with respect to any guarantor.
9.    BANK’S RIGHTS AND REMEDIES.
9.1    Rights and Remedies. Upon the occurrence and during the continuance of an Event of Default, Bank may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by each Borrower:
(a)    Declare all Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable (provided that upon the occurrence of an Event of Default described in Section 8.5 (Insolvency), all Obligations shall become immediately due and payable without any action by Bank);
(b)    Demand that Borrowers (i) deposit cash with Bank in an amount equal to the amount of any Letters of Credit remaining undrawn or outstanding Credit Card Services, as collateral security for the repayment of any future drawings under such Letters of Credit and outstanding Credit Card Services, and (ii) pay in advance all Letter of Credit fees scheduled to be paid or payable over the remaining term of the Letters of Credit and Credit Card Services fees, and Borrowers shall promptly deposit and pay such amounts;
(c)    Cease advancing money or extending credit to or for the benefit of any Borrower under this Agreement or under any other agreement between or among any one or more Borrowers and Bank;
(d)    Settle or adjust disputes and claims directly with account debtors for amounts, upon terms and in whatever order that Bank reasonably considers advisable;
(e)    Make such payments and do such acts as Bank considers necessary or reasonable to protect its security interest in the Collateral. Each Borrower agrees to assemble the Collateral if Bank so requires, and to make the Collateral available to Bank as Bank may designate. Each Borrower authorizes Bank to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrance, charge, or lien which in Bank’s determination appears to be prior or superior to its security interest and to pay all expenses incurred in connection therewith. With respect to any of a Borrower’s owned premises, each Borrower hereby grants Bank a license to enter into possession of such premises and to occupy the same, without charge, in order to exercise any of Bank’s rights or remedies provided herein, at law, in equity, or otherwise;
(f)    Set off and apply to the Obligations any and all (i) balances and deposits of Borrowers held by Bank, and (ii) indebtedness at any time owing to or for the credit or the account of Borrowers held by Bank;
(g)    Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. Bank is hereby granted a license or other right, solely pursuant to the provisions of this Section 9.1, to use, without charge, each Borrower’s labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Bank’s exercise of its rights under this Section 9.1, each Borrower’s rights under all licenses and all franchise agreements shall inure to Bank’s benefit;
(h)    Sell the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including each Borrower’s premises) as Bank determines is commercially reasonable, and apply any proceeds to the Obligations in whatever manner or order Bank deems appropriate. Bank may sell the Collateral without giving any warranties as to the Collateral. Bank may specifically disclaim any warranties of title or the like. This procedure will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. If Bank sells any of the Collateral upon credit, Borrowers will be credited only with payments actually made by the purchaser, received by Bank, and applied to the indebtedness of the purchaser. If the purchaser fails to pay for the Collateral, Bank may resell the Collateral and Borrowers shall be credited with the proceeds of the sale;
(i)    Bank may credit bid and purchase at any public sale;
(j)    Apply for the appointment of a receiver, trustee, liquidator or conservator of the Collateral, without notice and without regard to the adequacy of the security for the Obligations and without regard to the solvency of any Borrower, any guarantor or any other Person liable for any of the Obligations; and
(k)    Any deficiency that exists after disposition of the Collateral as provided above will be paid immediately by Borrowers.

Bank may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral.
9.2    Power of Attorney. Each Borrower hereby irrevocably appoints Bank (and any of Bank’s designated officers, or employees) as such Borrower’s true and lawful attorney, with full power of substitution, to: (a) send requests for verification of Accounts or notify account debtors of Bank’s security interest and Liens in the Accounts, Inventory and other Collateral; (b) endorse such Borrower’s name on any checks or other forms of payment or security that may come into Bank’s possession; (c) sign such Borrower’s name on any invoice or bill of lading relating to any Account, drafts against account debtors, schedules and assignments of Accounts, verifications of Accounts, and notices to account debtors; (d) during the continuance of an Event of Default, (i) dispose of any Collateral; (ii) make, settle, and adjust all claims under and decisions with respect to such Borrower’s policies of insurance; (iii) settle and adjust disputes and claims respecting the accounts directly with account debtors, for amounts and upon terms which Bank determines to be reasonable; (iv) transfer all or any part of the Collateral into the name of Bank or a third party to the extent permitted under the Code; (e) file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of such Borrower where permitted by law; (f) to execute and do all such assurances, acts and things which such Borrower is required, but fails to do under the covenants and provisions of the Loan Documents; (g) to take any and all such actions as Bank may reasonably determine to be necessary or advisable for the purpose of maintaining, preserving or protecting the Collateral or any of the rights, remedies, powers or privileges of Bank under this Agreement or the other Loan Documents; and (h) to sign such Borrower’s name on any documents or Security Instruments necessary to perfect or continue the perfection of, or maintain the priority of, Bank’s security interest in the Collateral. The appointment of Bank as each Borrower’s attorney in fact, and each and every one of Bank’s rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully repaid and performed and Bank’s obligation to provide advances hereunder is terminated.
9.3    Accounts Collection. At any time after the occurrence and during the continuation of an Event of Default, Bank may notify any Person owing funds to any Borrower of Bank’s security interest in such funds and verify the amount of such Account. Each Borrower shall collect all amounts owing to such Borrower for Bank, receive in trust all payments as Bank’s trustee, and immediately deliver such payments to Bank in their original form as received from the account debtor, with proper endorsements for deposit.
9.4    Bank Expenses. If any Borrower fails to pay any amounts or furnish any required proof of payment due to third persons or entities, as required under the terms of this Agreement, then Bank may do any or all of the following after reasonable notice to Borrowers: (a) make payment of the same or any part thereof; (b) set up such reserves under the Revolving Line as Bank deems necessary to protect Bank from the exposure created by such failure; or (c) obtain and maintain insurance policies of the type discussed in Section 6.5 of this Agreement, and take any action with respect to such policies as Bank deems prudent. Any amounts so paid or deposited by Bank shall constitute Bank Expenses, shall be immediately due and payable, and shall bear interest at the then applicable rate hereinabove provided, and shall be secured by the

Collateral. Any payments made by Bank shall not constitute an agreement by Bank to make similar payments in the future or a waiver by Bank of any Event of Default under this Agreement.
9.5    Bank’s Liability for Collateral. Bank has no obligation to clean up or otherwise prepare the Collateral for sale. All risk of loss, damage or destruction of the Collateral shall be borne by Borrowers.
9.6    No Obligation to Pursue Others. Bank has no obligation to attempt to satisfy the Obligations by collecting them from any other Person liable for them and Bank may release, modify or waive any collateral provided by any other Person to secure any of the Obligations, all without affecting Bank’s rights against any Borrower. Each Borrower waives any right it may have to require Bank to pursue any other Person for any of the Obligations.
9.7    Remedies Cumulative. Bank’s rights and remedies under this Agreement, the Loan Documents, and all other agreements shall be cumulative. Bank shall have all other rights and remedies not inconsistent herewith as provided under the Code, by law, or in equity. No exercise by Bank of one right or remedy shall be deemed an election, and no waiver by Bank of any Event of Default on any Borrower’s part shall be deemed a continuing waiver. No delay by Bank shall constitute a waiver, election, or acquiescence by it. No waiver by Bank shall be effective unless made in a written document signed on behalf of Bank and then shall be effective only in the specific instance and for the specific purpose for which it was given. Each Borrower expressly agrees that this Section 9.7 may not be waived or modified by Bank by course of performance, conduct, estoppel or otherwise.
9.8    Demand; Protest. Except as otherwise provided in this Agreement, each Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment and any other notices relating to the Obligations.
10.    NOTICES.
Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other agreement entered into in connection herewith shall be in writing and (except for financial statements and other informational documents which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by a recognized overnight delivery service, certified mail, postage prepaid, return receipt requested, or by telefacsimile to Borrowers or to Bank, as the case may be, at its addresses set forth below:

If to Borrowers:	c/o JAND, INC., on behalf of all Borrowers 295 Lafayette Street, Suite 501 New York, NY 10012 Attn: Chief Financial Officer FAX: [(***) ***-****]

with a copy to:	Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP 220 West 42nd Street, 17th Floor New York, NY 10036

Attn: [**************]

If to Bank:	Comerica Bank M/C 7578 39200 Six Mile Rd. Livonia, MI 48152 Attn: National Documentation Services

with a copy to:	Comerica Bank 100 Federal Street, 28th Floor Boston, MA 02110 Attn: [********************] FAX: [(***) ***-****]
Notwithstanding the foregoing, however, the failure by the Bank to deliver a copy of a notice or demand to Borrowers’ counsel shall not affect the validity or efficacy of such notice or demand if otherwise sent to Borrowers in accordance with this Section 10. The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other.
11.    CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.
This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of California, without regard to principles of conflicts of law. Each Borrower and Bank hereby submits to the exclusive jurisdiction of the State and Federal courts located in the Count of Santa Clara, State of California. THE UNDERSIGNED ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES. TO THE EXTENT PERMITTED BY LAW, EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS, HIS OR HER CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THE MUTUAL BENEFIT OF ALL PARTIES, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OTHER DOCUMENT, INSTRUMENT OR AGREEMENT BETWEEN OR AMONG ANY ONE OR MORE BORROWER AND BANK.
12.    REFERENCE PROVISION.
12.1    In the event the Jury Trial Waiver set forth above is not enforceable, the parties elect to proceed under this Judicial Reference Provision.
12.2    With the exception of the items specified in Section 12.3, below, any controversy, dispute or claim (each, a “Claim”) among the parties arising out of or relating to this Agreement or any other document, instrument or agreement between or among any one or more Borrower and Bank (collectively in this Section, the “Comerica Documents”), will be resolved by a reference proceeding in California in accordance with the provisions of Sections 638 et seq. of the California Code of Civil Procedure (“CCP”), or their successor sections, which shall constitute the exclusive remedy for the resolution of any Claim, including whether the Claim is subject to the reference proceeding. Except as otherwise provided in the Comerica Documents, venue for the reference proceeding will be in the Superior Court in the County where the real property involved in the action, if any, is located or in a County where venue is otherwise appropriate under applicable law (the “Court”).
12.3    The matters that shall not be subject to a reference are the following: (i) foreclosure of any security interests in real or personal property, (ii) exercise of self-help remedies (including, without limitation, set-off), (iii) appointment of a receiver and (iv) temporary, provisional or ancillary remedies (including, without limitation, writs of attachment, writs of possession, temporary restraining orders or preliminary injunctions). This Agreement does not limit the right of any party to exercise or oppose any of the rights and remedies described in clauses (i) and (ii) or to seek or oppose from a court of competent jurisdiction any of the items described in clauses (iii) and (iv). The exercise of, or opposition to, any of those items does not waive the right of any party to a reference pursuant to this Agreement.
12.4    The referee shall be a retired Judge or Justice selected by mutual written agreement of the parties. If the parties do not agree within ten (10) days of a written request to do so by any party, then, upon request of any party, the referee shall be selected by the Presiding Judge of the Court (or his or her representative). A request for appointment of a referee may be heard on an ex parte or expedited basis, and the parties agree that irreparable harm would result if ex parte relief is not granted.
12.5    The parties agree that time is of the essence in conducting the reference proceedings.
Accordingly, the referee shall be requested, subject to change in the time periods specified herein for good cause shown, to (i) set the matter for a status and trial-setting conference within fifteen (15) days after the date of selection of the referee, (ii) if practicable, try all issues of law or fact within one hundred twenty (120) days after the date of the conference and (iii) report a statement of decision within twenty (20) days after the matter has been submitted for decision.
12.6    The referee will have power to expand or limit the amount and duration of discovery.
The referee may set or extend discovery deadlines or cutoffs for good cause, including a party’s failure to provide requested discovery for any reason whatsoever. Unless otherwise ordered based upon good cause shown, no party shall be entitled to “priority” in conducting discovery, depositions may be taken by either party upon seven (7) days written notice, and all other discovery shall be responded to within fifteen (15) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding.
12.7    Except as expressly set forth in this Agreement, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter, except that when any party so requests, a court reporter will be used at any hearing conducted before the referee, and the referee will be provided a courtesy copy of the transcript. The party making such a request shall have the obligation to arrange for and pay the court reporter. Subject to the referee’s power to award costs to the prevailing party, the parties will equally share the cost of the referee and the court reporter at trial.
12.8    The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, enter equitable orders that will be binding on the parties and rule on any motion which would be authorized in a court proceeding, including without limitation motions for summary judgment or summary adjudication. The referee shall issue a decision at the close of the reference proceeding which disposes of all claims of the parties that are the subject of the reference. Pursuant to CCP § 644, such decision shall be entered by the Court as a judgment or an order in the same manner as if the action had been tried by the Court and any such decision will be final, binding and conclusive. The parties reserve the right to appeal from the final judgment or order or from any appealable decision or order entered by the referee. The parties reserve the right to findings of fact, conclusions of laws, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this provision.
12.9    If the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute among the parties that would otherwise be determined by reference procedure will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge or Justice, in accordance with the California Arbitration Act §1280 through §1294.2 of the CCP as amended from time to time. The limitations with respect to discovery set forth above shall apply to any such arbitration proceeding.
12.10    THE PARTIES RECOGNIZE AND AGREE THAT ALL CONTROVERSIES, DISPUTES AND CLAIMS RESOLVED UNDER THIS REFERENCE PROVISION WILL BE DECIDED BY A REFEREE AND NOT BY A JURY. AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS, HIS OR HER OWN CHOICE, EACH PARTY KNOWINGLY AND VOLUNTARILY, AND FOR THE MUTUAL BENEFIT OF ALL PARTIES, AGREES THAT THIS REFERENCE PROVISION WILL APPLY TO ANY CONTROVERSY, DISPUTE OR CLAIM BETWEEN OR AMONG THEM ARISING OUT OF OR IN ANY WAY RELATED TO, THIS AGREEMENT OR THE OTHER COMERICA DOCUMENTS.
13.    GENERAL PROVISIONS.
13.1    Successors and Assigns. This Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties and shall bind all Persons who become bound as a debtor to this Agreement; provided, however, that neither this Agreement nor any rights hereunder may be assigned by any Borrower without Bank’s prior written consent, which consent may be granted or withheld in Bank’s sole discretion. Bank shall have the right without the consent of or notice to any Borrower to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank’s obligations, rights and benefits hereunder.
13.2    Indemnification. Each Borrower shall, jointly and severally, defend, indemnify and hold harmless Bank and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the Collateral or the transactions contemplated by this Agreement and/or the other Loan Documents; and (b) all losses or Bank Expenses in any way suffered, incurred, or paid by Bank, its officers, employees and agents as a result of or in any way arising out of, following, or consequential to transactions between or among Bank and Borrowers whether under this Agreement, or otherwise (including without limitation reasonable attorneys’ fees and expenses), except for losses caused by Bank’s gross negligence or willful misconduct.
13.3    Time of Essence. Time is of the essence for the performance of all obligations set forth in this Agreement.
13.4    Severability of Provisions. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.
13.5    Correction of Loan Documents. Bank may correct patent errors and fill in any blanks in this Agreement and the other Loan Documents consistent with the agreement of the parties.
13.6    Amendments in Writing, Integration. All amendments to or terminations of this Agreement or the other Loan Documents must be in writing signed by the parties. All prior agreements, understandings, representations, warranties, and negotiations between the parties hereto with respect to the subject matter of this Agreement and the other Loan Documents, if any, are merged into this Agreement and the Loan Documents.
13.7    Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.
13.8    Survival. All covenants, representations and warranties made in this Agreement shall continue in full force and effect so long as any Obligations remain outstanding or Bank has any obligation to make any Credit Extension to any Borrower. The obligations of Borrowers to indemnify Bank with respect to the expenses, damages, losses, costs and liabilities described in Section 13.2 shall survive until all applicable statute of limitations periods with respect to actions that may be brought against Bank have run.
13.9    Confidentiality. In handling any confidential information, Bank and all employees and agents of Bank shall exercise the same degree of care that Bank exercises with respect to its own proprietary information of the same types to maintain the confidentiality of any non-public information thereby received or received pursuant to this Agreement except that disclosure of such information may be made (i) to the subsidiaries or Affiliates of Bank in connection with their present or prospective business relations with any Borrower, (ii) to prospective transferees, participants, or purchasers of any interest in the Obligations (provided, however, Bank shall use its commercially reasonable efforts to obtain such prospective transferee’s or purchaser’s to the terms of this provision or to a confidentiality agreement with Bank with terms no less restrictive than those contained herein), (iii) as required by law, regulations, rule or order, subpoena, judicial order or similar order, (iv) as may be required in connection with the examination, audit or similar investigation of Bank, (v) to Bank’s accountants, auditors and regulators, (vi) as Bank may determine in connection with the enforcement of any remedies under any of the Loan Documents, and (vii) to third-party service providers of Bank so long as such service providers have executed a confidentiality agreement with Bank with terms no less restrictive than those contained herein. Confidential information hereunder shall not include information that either: (a) is in the public domain or in the knowledge or possession of Bank when disclosed to Bank, or becomes part of the public domain after disclosure to Bank through no fault of Bank; or (b) is disclosed to Bank by a third party, provided Bank does not have actual knowledge that such third party is prohibited from disclosing such information.
14.    CO-BORROWER PROVISIONS.
14.1    Primary Obligation. This Agreement is a primary and original obligation of each Borrower and shall remain in effect notwithstanding future changes in conditions, including any change of law or any invalidity or irregularity in the creation or acquisition of any Obligations or in the execution or delivery of any agreement between Bank and any Borrower. Each Borrower shall be liable for existing and future Obligations as fully as if all of all Credit Extensions were advanced to such Borrower. Bank may rely on any certificate or representation made by any Borrower as made on behalf of, and binding on, all Borrowers, including without limitation Disbursement Request Forms, Borrowing Base Certificates and Compliance Certificates. Furthermore, the successful operation of each Borrower is dependent on the continued successful performance of the integrated group of Borrowers, such that each Borrower will benefit from any Credit Extensions Bank makes to another Borrower.
14.2    Enforcement of Rights. Borrowers are jointly and severally liable for the Obligations and Bank may proceed against one or more of the Borrowers to enforce the Obligations without waiving its right to proceed against any of the other Borrowers.
14.3    Borrowers as Agents. Each Borrower appoints the other Borrower as its agent with all necessary power and authority to give and receive notices, certificates or demands for and on behalf of both Borrowers, to act as disbursing agent for receipt of any Credit Extensions on behalf of each Borrower and to apply to Bank on behalf of each Borrower for Credit Extensions, any waivers and any consents. This authorization cannot be revoked, and Bank need not inquire as to each Borrower’s authority to act for or on behalf of any other Borrower.
14.4    Subrogation and Similar Rights. Notwithstanding any other provision of this Agreement or any other Loan Document, each Borrower irrevocably waives all rights that it may have at law or in equity (including, without limitation, any law subrogating the Borrower to the rights of Bank under the Loan Documents) to seek contribution, indemnification, or any other form of reimbursement from any other Borrower, or any other Person now or hereafter primarily or secondarily liable for any of the Obligations, for any payment made by the Borrower with respect to the Obligations in connection with the Loan Documents or otherwise and all rights that it might have to benefit from, or to participate in, any security for the Obligations as a result of any payment made by the Borrower with respect to the Obligations in connection with the Loan Documents or otherwise. Any agreement providing for indemnification, reimbursement or any other arrangement prohibited under this Section 14.4 shall be null and void. If any payment is made to a Borrower in contravention of this Section 14.4, such Borrower shall hold such payment in trust for Bank and such payment shall be promptly delivered to Bank for application to the Obligations, whether matured or unmatured.
14.5    Waivers of Notice. Except as otherwise provided in this Agreement, each Borrower waives notice of acceptance hereof; notice of the existence, creation or acquisition of any of the Obligations; notice of an Event of Default; notice of the amount of the Obligations outstanding at any time; notice of intent to accelerate; notice of acceleration; notice of any adverse change in the financial condition of any other Borrower or of any other fact that might increase the Borrower’s risk; presentment for payment; demand; protest and notice thereof as to any instrument; default; and all other notices and demands to which the Borrower would otherwise be entitled. Each Borrower waives any defense arising from any defense of any other Borrower, or by reason of the cessation from any cause whatsoever of the liability of any other Borrower. Bank’s failure at any time to require strict performance by any Borrower of any provision of the Loan Documents shall not waive, alter or diminish any right of Bank thereafter to demand strict compliance and performance therewith. Nothing contained herein shall prevent Bank from foreclosing on the Lien of any deed of trust, mortgage or other security instrument, or exercising any rights available thereunder, and the exercise of any such rights shall not constitute a legal or equitable discharge of any Borrower. Each Borrower also waives any defense arising from any act or omission of Bank that changes the scope of the Borrower’s risks hereunder.
14.6    Subrogation Defenses. Each Borrower hereby waives any defense based on impairment or destruction of its subrogation or other rights against any other Borrower and waives all benefits which might otherwise be available to it under California Civil Code Sections 2799, 2808, 2809, 2810, 2815, 2819, 2820, 2821, 2822, 2838, 2839, 2845, 2847, 2848, 2849, 2850, 2899 and 3433 and California Code of Civil Procedure Sections 580a, 580b, 580d and 726, as those statutory provisions are now in effect and hereafter amended, and under any other similar statutes now and hereafter in effect.
14.7    Right to Settle, Release.
(a)    The liability of Borrowers hereunder shall not be diminished by (i) any agreement, understanding or representation that any of the Obligations is or was to be guaranteed by another Person or secured by other property, or (ii) any release or unenforceability, whether partial or total, of rights, if any, which Bank may now or hereafter have against any other Person, including another Borrower, or property with respect to any of the Obligations.
(b)    Without affecting the liability of any Borrower hereunder, Bank may (i) compromise, settle, renew, extend the time for payment, change the manner or terms of payment, discharge the performance of, decline to enforce, or release all or any of the

Obligations with respect to a Borrower, (ii) grant other indulgences to a Borrower in respect of the Obligations, (iii) modify in any manner any documents relating to the Obligations with respect to a Borrower, (iv) release, surrender or exchange any deposits or other property securing the Obligations, whether pledged by a Borrower or any other Person, or (v) compromise, settle, renew, or extend the time for payment, discharge the performance of, decline to enforce, or release all or any obligations of any guarantor, endorser or other Person who is now or may hereafter be liable with respect to any of the Obligations.
14.8    Subordination. All indebtedness of a Borrower now or hereafter arising held by another Borrower is subordinated to the Obligations and the Borrower holding the indebtedness shall take all actions reasonably requested by Lender to effect, to enforce and to give notice of such subordination.
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

JAND, INC.

By:	/s/ Steve Miller
Name:	Steve Miller
Title:	CFO

WARBY PARKER RETAIL, INC.

By:	/s/ Steve Miller
Name:	Steve Miller
Title:	CFO

COMERICA BANK

By:	/s/ Paula J. Howell
Name:	Paula J. Howell
Title:	SVP

EXHIBIT A
DEFINITIONS
“Accounts” means all presently existing and hereafter arising accounts, contract rights, payment intangibles and all other forms of obligations owing to any Borrower arising out of the sale or lease of goods (including, without limitation, the licensing of software and other technology), the licensing, sale or other transfer of any intellectual property of a Borrower or any of its Subsidiaries, or the rendering of services by any Borrower, whether or not earned by performance, and including, without limitation, all accounts, contract rights and payment intangibles of any Borrower under or in respect of term license agreements, subscription license agreements and maintenance contracts, and also including all accounts, payment intangibles and other forms of obligations owing to any Borrower under any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by any Borrower and each Borrower’s Books relating to any of the foregoing.
“Advance” or “Advances” means a cash advance or cash advances under the Revolving Line.
“Affiliate” means, with respect to any Person, any Person that owns or controls directly or indirectly such Person, any Person that controls or is controlled by or is under common control with such Person, and each of such Person’s senior executive officers, directors, and partners.
“Bank Expenses” means all costs or expenses of Bank, or any other holder or owner of the Loan Documents (including, without limit, court costs, legal expenses and reasonable attorneys’ fees and expenses, whether generated in-house or by outside counsel, whether or not suit is instituted, and, if suit is instituted, whether at trial court level, appellate court level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in connection with the preparation, negotiation, execution, delivery, amendment, administration, performance and enforcement of the Loan Documents, or incurred in collecting, attempting to collect under the Loan Documents or the Obligations, or incurred in defending the Loan Documents, or incurred in any other matter or proceeding relating to the Loan Documents or the Obligations; and reasonable Collateral audit fees, in each case whether incurred before, during and after an Insolvency Proceeding.
“Borrower State” means Delaware, the state under whose laws each Borrower is organized.
“Borrower’s Books” means all of each Borrower’s books and records including: ledgers; records concerning such Borrower’s assets or liabilities, the Collateral, business operations or financial condition; and all computer programs, or tape files, and the equipment, containing such information.
“Borrowing Base” means an amount equal to the sum of (a) the Non-Formula Amount, plus (b) the least of (i) one-hundred percent (100%) of Eligible Inventory, valued at cost determined in accordance with GAAP, (ii) eighty-five percent (85%) of the orderly liquidation value of Eligible Inventory, and (iii) Five Million Dollars ($5,000,000), plus (c) the amount by which Borrowers’ Cash at Bank exceeds Two Million Five Hundred Thousand Dollars ($2,500,000), all as determined by Bank with reference to the most recent Borrowing Base Certificate delivered by Borrowers; less such reserves as may be established by Bank in its good faith credit judgment, from time to time, including reserves for slow-moving, damaged or obsolete items; provided, that (A) the amount included in clause (c) above in the calculation of the Borrowing Base may be adjusted by Bank from time to time based on actual Cash balances maintained with Bank, (B) no Eligible Inventory shall be included in clause (b) in the calculation of the Borrowing Base until Bank has completed its initial audit and examination of the Collateral, the results of which shall be satisfactory to Bank; and (C) the advance rate for Eligible Inventory above is subject to adjustment by Bank after the Closing Date, in its good faith credit judgment, based on its initial audit and examination of the Collateral.
“Business Day” means any day that is not a Saturday, Sunday, or other day on which banks in the State of California are authorized or required to close.
“Cash” means unrestricted cash and cash equivalents.
“Change in Control” means (a) any transaction or series of related transactions in which any “person” or “group” (within the meaning of Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of a sufficient number of shares of all classes of Equity Interests then outstanding of Parent ordinarily entitled to vote in the election of directors, empowering such “person” or “group” to elect a majority of the Board of Directors of Parent, who did not have such power before such transaction, (b) Parent’s existing stockholders ceasing to own and control a majority of the voting power of all classes of Borrower’s Equity Interests entitled to vote for the election of directors, or (c) Parent ceasing to own and control one hundred percent (100%) of all classes of Equity Interests of each other Borrower.
“Chief Executive Office State” means New York, where each Borrower’s chief executive office is located.
“Closing Date” means the date of this Agreement.
“Code” means the California Uniform Commercial Code as amended or supplemented from time to time.
“Collateral” means the property described on Exhibit B attached hereto and all Negotiable Collateral to the extent not described on Exhibit B; except to the extent any such property (i) is nonassignable by its terms without the consent of the licensor thereof or another party (but only to the extent such prohibition on transfer is enforceable under applicable law, including, without limitation, Sections 9406 and 9408 of the Code), or (ii) the granting of a security interest therein is contrary to applicable law, provided that upon the cessation of any such restriction or prohibition, such property shall automatically become part of the Collateral.
“Collateral Access Agreement” means an agreement in form and substance satisfactory to Bank in its sole discretion, pursuant to which a mortgagee or lessor of real property on which Collateral is stored or otherwise located, or a warehouseman, processor, contract manufacturer, fulfillment center, equipment holder, co-location facility or other bailee of Inventory, Equipment or other property owned by Borrower, that acknowledges the Liens of Bank and waives any Liens held by such Person on such Inventory, Equipment or other property and, includes such other agreements with respect to the Collateral, including agreements relating to access to the Collateral, as Bank may require in its sole discretion, as the same may be amended, restated or otherwise modified from time to time.
“Collateral State” means the state or states where the Collateral is located, which are New York and Texas.
“Contingent Obligation” means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to (i) any indebtedness, lease, dividend, letter of credit or other obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable; (ii) any obligations with respect to undrawn letters of credit, corporate credit cards or merchant services issued for the account of that Person; and (iii) all obligations arising under any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designed to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; provided, however, that the term “Contingent Obligation” shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guarantee or other support arrangement.
“Copyrights” means any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held.
“Credit Card Services Sublimit” means a sublimit for corporate credit cards and e-commerce or merchant account services under the Revolving Line not to exceed Seven Million Dollars ($7,000,000) less any amounts outstanding under the Letter of Credit Sublimit.
“Credit Extension” means each Advance, Growth Capital Advance or any other extension of credit by Bank to or for the benefit of any Borrower hereunder.
“Eligible Inventory” means Borrowers’ finished goods Inventory consisting of eyeglass frames and sunglasses, as may be adjusted by Bank, in Bank’s discretion, for age and seasonally or other factors affecting the value of such Inventory, and that have been validly pledged to Bank and in which Bank has a perfected, first-priority security interest and strictly complies with all of Borrowers’ warranties and representations to Bank; but Eligible Inventory shall not include the following: (a) supplies (e.g. packaging), raw materials, tools or parts not in saleable form or not held for resale; (b) work in process, samples or prototypes; (c) Inventory consigned to sales representatives or sold by a Borrower on a bill-and-hold basis, or consigned to a Borrower by a vendor; (d) finished goods with no liquidation value; (e) Inventory located or stored with a bailee, warehouseman or other third party (other than the HTO Inventory), including Texas Warehouse Inventory, unless a Collateral Access Agreement and any documents required in accordance with Sections 6.5 and 7.10 of this Agreement are in place; (f) Inventory in possession of a Borrower that is not located on real property owned or leased by such Borrower (provided that if such Inventory is located on real property leased by a Borrower, the landlord of such real property shall have executed and delivered to Bank, a Collateral Access Agreement satisfactory to Bank); (g) Inventory located outside of the United States; (h) in-transit Inventory (other than HTO Inventory in transit from a Borrower to customers in the ordinary course of business consistent with past practice); (i) defective Inventory or Inventory under repair; (j) Inventory not insured by a policy naming Bank as lender loss payee; (k) Optical Lab Inventory, (l) Inventory not located at an address set forth in the Schedule or otherwise disclosed as required under the terms of this Agreement; (m) Inventory subject to the Lien of any other Person, including without limitation Inventory covered under a supplier’s purchase money security interest; (n) Inventory evidenced by or subject to any negotiable document of title unless delivered to Bank, with endorsements satisfactory to Bank and (o) all other Inventory deemed ineligible by Bank in its good faith credit judgment. Any “seconds” or scrap Inventory shall be valued at scrap value. Notwithstanding the foregoing, no Inventory shall be deemed Eligible Inventory unless Bank has determined in its sole discretion that it may sell, liquidate or otherwise dispose of such Inventory in accordance with the terms of this Agreement and the other Loan Documents without infringing upon, or incurring liability for infringing upon, the rights of another Person or violating any contract with any other Person, including the owner of any trademark licensed to a Borrower.
“Environmental Laws” means all laws, rules, regulations, orders and the like issued by any federal state, local foreign or other governmental or quasi-governmental authority or any agency pertaining to the environment or to any hazardous materials or wastes, toxic substances, flammable, explosive or radioactive materials, asbestos or other similar materials.
“Equipment” means all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which any Borrower has any interest.
“Equity Interests” means, with respect to any Person, any of the shares of capital stock of (or other ownership, membership or profit interests in) such Person, any of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership, membership or profit interests in) such Person, any of the securities convertible into or exchangeable for shares of capital stock of (or other ownership, membership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and any of the other ownership, membership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder.
“Event of Default” has the meaning assigned in Article 8.

“GAAP” means generally accepted accounting principles, consistently applied, as in effect from time to time in the United States of America.
“Governmental Authority” means the Government of Canada, the United States of America, any State thereof or the District of Columbia, any other nation or any political subdivision thereof, whether provincial, state, territorial or local, and any agency, authority, instrumentality, regulatory body, court, central bank, fiscal or monetary authority or other authority regulating financial institutions, and any other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government, including the Bank Committee on Banking Regulation and Supervisory Practices of the Bank of International Settlements.
“Growth Capital Advance(s)” means a cash advance or cash advances under the Growth Capital Line.
“Growth Capital Availability End Date” means August __, 2014.
“Growth Capital Line” means a Credit Extension of up to Three Million Dollars ($3,000,000).
“Growth Capital Maturity Date” means August 1, 2017.
“HTO Inventory” means Inventory shipped to Borrower’s customers for a period not to exceed 180 days under its “home-try-on” program in the ordinary course of business and consistent with past practice, including Borrower holding the unqualified right to charge a valid customer credit card for the purchase price for such Inventory if it is not returned as required under such program.
“Indebtedness” means (a) all indebtedness for borrowed money or the deferred purchase price of property or services, including without limitation reimbursement and other obligations with respect to surety bonds and letters of credit, (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all capital lease obligations, (d) all Contingent Obligations, and (e) all obligations arising under the Credit Card Services Sublimit, if any.
“Insolvency Proceeding” means any proceeding commenced by or against any Person or entity under any provision of the United States Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extension generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.
“Intellectual Property” means all of each Borrower’s Copyrights, Patents, Trademarks, servicemarks and applications therefor, now owned or hereafter acquired, and any claims for damages by way of any past, present and future infringement of any of the foregoing.
“Inventory” means all present and future inventory in which a Borrower has any interest, including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and Borrower’s Books relating to any of the foregoing.

“Investment” means any beneficial ownership of (including stock, partnership or limited liability company interest or other securities) any Person, or any loan, advance or capital contribution to any Person.
“IRC” means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.
“Letter of Credit” means a commercial or standby letter of credit or similar undertaking issued by Bank at any Borrower’s request.
“Letter of Credit Sublimit” means a sublimit for Letters of Credit under the Revolving Line not to exceed Seven Million Dollars ($7,000,000) minus any amounts outstanding under the Credit Card Services Sublimit.
“Lien” means any mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.
“Liquidity” means the sum of Borrower’s Cash plus the net amount of unused availability under the Revolving Line.
“Loan Documents” means, collectively, this Agreement, any note or notes executed by Borrower, and any other document, instrument or agreement entered into in connection with this Agreement, all as amended or extended from time to time.
“Material Adverse Effect” means (i) a material adverse change in any Borrower’s business or financial condition, or (ii) a material impairment in the prospect of repayment of all or any portion of the Obligations or in otherwise performing any Borrower’s obligations under the Loan Documents, or (iii) a material impairment in the perfection, value or priority of Bank’s security interests in the Collateral or any security provided by any guarantor.
“Non-Formula Amount” means Two Million Dollars ($2,000,000).
“Negotiable Collateral” means all of each Borrower’s present and future letters of credit of which it is a beneficiary, drafts, instruments (including promissory notes), securities, documents of title, and chattel paper, and each Borrower’s Books relating to any of the foregoing.
“Obligations” means all debt, principal, interest, Bank Expenses and other amounts owed to Bank by any Borrower pursuant to this Agreement or any other agreement, whether absolute or contingent, due or to become due, now existing or hereafter arising, including any interest that accrues after the commencement of an Insolvency Proceeding and including any debt, liability, or obligation owing from any Borrower to others that Bank may have obtained by assignment or otherwise, but excluding any Warrant.
“Optical Lab Inventory” means Inventory located with, or in transit to or from, optical labs.

“Patents” means all patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.
“Periodic Payments” means all installments or similar recurring payments that Borrowers may now or hereafter become obligated to pay to Bank pursuant to the terms and provisions of any instrument, or agreement now or hereafter in existence between or among Borrowers and Bank.
“Permitted Indebtedness” means:
(a)    Indebtedness of Borrowers in favor of Bank arising under this Agreement or any other Loan Document;
(b)    Indebtedness existing on the Closing Date and disclosed in the Schedule;
(c)    Indebtedness of Borrowers not to exceed Two Million Dollars ($2,000,000) in the aggregate outstanding at any time secured by a lien described in clause (c) of the defined term “Permitted Liens,” provided such Indebtedness does not exceed the lesser of the cost or fair market value of the equipment financed with such Indebtedness;
(d)    Indebtedness of Borrowers not to exceed Five Hundred Thousand Dollars ($500,000) in the aggregate outstanding at any time to financial institutions in connection with the provision of merchant services by such financial institutions to Borrowers;
(e)    Subordinated Debt;
(f)    Indebtedness to trade creditors incurred in the ordinary course of business; and
(g)    Extensions, refinancings and renewals of any items of Permitted Indebtedness described in clauses (a) through (c) above, provided that the principal amount is not increased or the terms modified to impose more burdensome terms upon any Borrower or its Subsidiary, as the case may be.
“Permitted Investment” means:
(a)    Investments existing on the Closing Date disclosed in the Schedule;
(b)    (i) Marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one (1) year from the date of acquisition thereof, (ii) commercial paper maturing no more than one (1) year from the date of creation thereof and currently having rating of at least A-2 or P-2 from either Standard & Poor’s Rating Services or Moody’s Investors Service, Inc., (iii) Bank’s certificates of deposit maturing no more than one (1) year from the date of investment therein, and (iv) Bank’s money market accounts;

(c)    Repurchases of stock from former employees or directors of Parent under the terms of customary board-approved stock repurchase agreements to the extent permitted under Section 7.6;
(d)    Investments accepted in connection with Permitted Transfers;
(e)    (i) Investments by Parent in WPRI in the ordinary course of business in an aggregate amount not to exceed Five Hundred Thousand Dollars in any fiscal year; (ii) Investments of wholly-owned Subsidiaries in or to other wholly-owned Subsidiaries or Borrowers in the ordinary course of business and (iii) Investments by Borrowers in other wholly-owned Subsidiaries that have complied with Section 6.10, including the execution and delivery of an unconditional guaranty and security agreement in favor of Bank in form satisfactory to Bank, not to exceed One Hundred Thousand Dollars ($100,000) in the aggregate in any fiscal year;
(f)    Investments consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the ordinary course of business not to exceed Two Hundred Thousand Dollars ($200,000) in the aggregate in any fiscal year, and (ii) loans to employees, officers or directors relating to the purchase of equity securities of Parent pursuant to employee stock purchase plan agreements approved by Parent’s Board of Directors not to exceed Seven Hundred Fifty Thousand Dollars ($750,000) in the aggregate in any fiscal year provided that such loans are cashless (other than cash payments to Parent by the obligor in repayment of such loans);
(g)    Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of Borrowers’ business;
(h)    Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the ordinary course of business, provided that this subparagraph (h) shall not apply to Investments of Borrower in any Subsidiary; and
(i)    Joint ventures or strategic alliances with non-Affiliated third parties in the ordinary course of Borrowers’ business consisting of the non-exclusive licensing of technology, the development of technology or the providing of technical support, provided that any cash Investments by Borrowers do not exceed Five Hundred Thousand Dollars ($500,000) in the aggregate in any fiscal year.
“Permitted Liens” means the following:
(a)    Any Liens existing on the Closing Date and disclosed in the Schedule (excluding Liens to be satisfied with the proceeds of the Credit Extensions) or arising under this Agreement or the other Loan Documents;
(b)    Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings and for which

Borrowers maintain adequate reserves, provided the same have no priority over any of Bank’s security interests;
(c)    Liens securing Permitted Indebtedness not to exceed Two Million Dollars ($2,000,000) in aggregate principal amount outstanding at any time (i) upon or in any Equipment (other than Equipment financed by Bank) acquired or held by a Borrower or any of its Subsidiaries to secure the purchase price of such Equipment or indebtedness incurred solely for the purpose of financing the acquisition or lease of such Equipment, or (ii) existing on such Equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such Equipment;
(d)    Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (a) through (c) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase;
(e)    Liens on cash collateral or letters of credit in respect of Indebtedness permitted by, and in favor of financial institutions referenced in, clause (d) of the definition of “Permitted Indebtedness” in an amount not to exceed the amount of such indebtedness at any time;
(f)    Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Sections 8.4 (Attachment) or 8.8 (Judgments; Settlements); and
(g)    Liens in favor of other financial institutions arising in connection with Borrowers’ deposit accounts held at such institutions to secured standard fees for deposit services charged by, but not financing made available by such institutions, provided that Bank has a perfected, first-priority security interest in the amounts held in such deposit accounts and each Borrower is in compliance with the requirements of Section 6.6 with respect to such accounts.
“Permitted Transfer” means the conveyance, sale, lease, transfer or disposition by Borrower or any Subsidiary of:
(a)    Inventory in the ordinary course of business;
(b)    Non-exclusive licenses for the use of the Intellectual Property of Borrower or its Subsidiaries in the ordinary course of business which do not interfere in any material respect with the business of Borrower and its Subsidiaries taken as a whole;
(c)    Worn-out or obsolete Equipment not financed by Bank;
(d)    Transfers of cash that constitute Permitted Investments; or

(e)    Other assets of Borrowers or their Subsidiaries (other than Intellectual Property) that do not in the aggregate exceed Three Hundred Thousand Dollars ($300,000) during any fiscal year.
“Person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or governmental agency.
“Pricing Addendum” means that certain Prime Referenced Rate Addendum to Loan and Security Agreement, dated as of the Closing Date, by and among Borrowers and Bank, as the same may be amended, modified, supplemented, extended of restated from time to time.
“Prohibited Territory” means any person or country listed by the Office of Foreign Assets Control of the United States Department of Treasury as to which transactions between a United States Person and that territory are prohibited.
“Responsible Officer” means each of the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer and the Controller of each Borrower.
“Restricted Agreement” is any material license or other material agreement (other than over-the-counter software that is commercially available to the public) to which any Borrower is a party or under which any Borrower is bound (including licenses and agreements under which a Borrower is the licensee): (a) that prohibits or otherwise restricts any Borrower from assigning to Bank, or granting to Bank a Lien in, a Borrower’s interest in such license or agreement, the rights arising thereunder or any other property, or (b) for which a default under or termination of such license or contract could interfere with the Bank’s right to use, license, sell or collect any Collateral or otherwise exercise its rights and remedies with respect to the Collateral under the Loan Documents or applicable law.
“Revolving Line” means a Credit Extension of up to Ten Million Dollars ($10,000,000) (inclusive of the aggregate face amount of Letters of Credit issued under the Letter of Credit Sublimit, and the aggregate limits of the corporate credit cards issued to any Borrower and merchant credit card processing reserves under the Credit Card Services Sublimit.
“Revolving Maturity Date” means February __, 2015.
“Schedule” means the schedule of exceptions attached hereto and approved by Bank, if any.
“Security Instrument” means any security agreement, assignment, pledge agreement, financing or other similar statement or notice, continuation statement, other agreement or instrument, or any amendment or supplement to any thereof, creating, governing or providing for, evidencing or perfecting or maintaining the priority of any security interest or Lien.
“Shares” means one hundred percent (100%) of the issued and outstanding capital stock, membership units or other securities owned or held of record by any Borrower in any Subsidiary of such Borrower.

“SOS Reports” means the official reports from the Secretaries of State of each Collateral State, Chief Executive Office State and the Borrower State and other applicable federal, state or local government offices identifying all current security interests filed in the Collateral and Liens of record as of the date of such report.
“Subordinated Debt” means Indebtedness incurred by any Borrower or any of its Subsidiaries that is subordinated in writing to the Obligations owing by Borrowers and such Subsidiaries to Bank on terms reasonably satisfactory to Bank (and identified as being such by Borrowers and Bank), including without limiting the generality of the foregoing, subordination (other than solely by conversion to equity) of such Indebtedness in right of payment to the prior indefeasible payment in full, in cash, of the Obligations, the subordination of the priority of any Lien at any time securing such Indebtedness to Bank’s Lien, and prohibitions on the exercise of any rights or remedies of the holder of such Indebtedness against Borrowers, any of their Subsidiaries or any of Borrowers’ or their Subsidiaries’ property pursuant to a written subordination agreement executed and delivered by Bank.
“Subsidiary” means, with respect to any Person, any corporation, partnership or, limited liability company or joint venture in which (i) any general partnership interest or (ii) more than fifty percent (50%) of the stock, limited liability company interest, joint venture interest or other Equity Interest of which by the terms thereof has the ordinary voting power to elect the Board of Directors, managers, trustees or similar governing body of the entity, at the time as of which any determination is being made, is owned or controlled by such Person, either directly or through an Affiliate. Unless otherwise stated, references herein to a “Subsidiary” are to Subsidiaries of Borrowers.
“Texas Warehouse Inventory” means Inventory located in the ordinary course of business at the warehouse facility and fulfillment center located with NAVARRE LOGISTICAL SERVICES, INC. at 10300 Sanden Drive, Dallas TX 75238.
“Trademarks” means any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections.
“Warrant” means that certain Warrant to Purchase Stock issued on the Closing Date by Parent to Bank.

DEBTORS:	JAND, INC. and WARBY PARKER RETAIL, INC.

SECURED PARTY:	COMERICA BANK
EXHIBIT B
COLLATERAL DESCRIPTION ATTACHMENT TO LOAN AND SECURITY AGREEMENT
All personal property of Borrowers (herein referred to as “Borrower” or “Debtor”) whether presently existing or hereafter created or acquired, and wherever located, including, but not limited to:
(a)    all accounts (including health-care-insurance receivables), chattel paper (including tangible and electronic chattel paper), deposit accounts, documents (including negotiable documents), equipment (including all accessions and additions thereto), financial assets, general intangibles (including payment intangibles and software), goods (including fixtures), instruments (including promissory notes), inventory (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), investment property (including securities and securities entitlements), letter of credit rights, money, and all of Debtor’s books and records with respect to any of the foregoing, and the computers and equipment containing said books and records; and
(b)    any and all cash proceeds and/or noncash proceeds of any of the foregoing, including, without limitation, insurance proceeds, and all supporting obligations and the security therefor or for any right to payment. All terms above have the meanings given to them in the California Uniform Commercial Code, as amended or supplemented from time to time.
Notwithstanding the foregoing, the Collateral shall not include the Intellectual Property; provided, however, that the Collateral shall include all accounts and general intangibles that consist of rights to payment or proceeds from the sale, licensing or disposition of all or any part of, or rights in, the Intellectual Property (the “Rights to Payment”). Notwithstanding the foregoing, if a judicial authority (including a U.S. Bankruptcy Court) holds that a security interest in the underlying Intellectual Property is necessary to have a security interest in the Rights to Payment, then the Collateral shall automatically, and effective as of August __, 2013, include the Intellectual Property to the extent necessary to permit perfection of Bank’s security interest in the Rights to Payment.

EXHIBIT C
TECHNOLOGY & LIFE SCIENCES DIVISION
LOAN ANALYSIS
LOAN ADVANCE/PAYDOWN REQUEST FORM
[See Attached]

EXHIBIT D
BORROWING BASE CERTIFICATE
[See Attached]

EXHIBIT E
COMPLIANCE CERTIFICATE

Please send all Required Reporting to:	Comerica Bank Technology & Life Sciences Division Loan Analysis Department 250 Lytton Avenue, 3rd Floor, Mail Code 4240 Palo Alto, CA 94301

Phone: [(***) ***-****
Fax: [(***) ***-****
FROM:    JAND, INC., for and on behalf of all co-Borrowers
The undersigned authorized Officer of JAND, INC. (“Borrower”), for an on behalf of all Borrowers under the Agreement (as defined below), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement among Borrower, the other Borrowers and Bank (the “Agreement”), (i) each Borrower is in complete compliance for the period ending ________________ with all required covenants, including without limitation the ongoing registration of intellectual property rights in accordance with Section 6.8, except as noted below and (ii) all representations and warranties of each Borrower stated in the Agreement are true and correct in all material respects on and as of the date hereof as though made at and as of each such date (provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date). Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.
Please indicate compliance status by circling Yes/No under “Complies” or “Applicable” column.

REPORTING COVENANTS	REQUIRED	COMPLIES
Company Prepared Monthly F/S	Monthly, within 30 days	YES	NO

Compliance Certificate	Monthly, within 30 days	YES	NO

CPA Audited, Unqualified F/S	Annually, within 180 days of FYE*	YES	NO

Borrowing Base Cert., A/R & A/P Agings	Monthly, within 30 days	YES	NO

Annual Business Plan (incl. operating budget)	Annually, within 60 days of FYE	YES	NO

Audit	Semi-annual	YES	NO

If Public:

10-Q	Quarterly, within 5 days of SEC filing (50 days)	YES	NO

10-K	Annually, within 5 days of SEC filing (95 days)	YES	NO

Total amount of Borrowers’ cash and investments	Amount: $_______________	YES	NO

Total amount of Borrowers’ cash and investments maintain with Bank	Amount: $_______________	YES	NO
* August 31, 2013 for fiscal year 2012 financial statements.

	DESCRIPTION	APPLICABLE

Legal Action > $300,000	Notify promptly upon notice _______	YES	NO

Inventory Disputes > $100,000	Notify promptly upon notice _______	YES	NO

Cross default with other agreements > $300,000	Notify promptly upon notice _______	YES	NO

Judgment > $300,000	Notify promptly upon notice _______	YES	NO

FINANCIAL COVENANTS	REQUIRED	ACTUAL	COMPLIES

TO BE TESTED MONTHLY, UNLESS OTHERWISE NOTED:

Minimum Liquidity	>$2,000,000	$____________	YES	NO

OTHER COVENANTS	REQUIRED	ACTUAL	COMPLIES

Permitted Indebtedness for equipment leases	<$2,000,000	_____________	YES	NO

Permitted Investments for stock repurchase	<$750,000	_____________	YES	NO

Permitted Investments for subsidiaries	<$500,000	_____________	YES	NO

Permitted Investments for employee loans(cashless)	<$750,000	_____________	YES	NO

Permitted Investments for joint ventures	<$500,000	_____________	YES	NO

Permitted Liens for equipment leases	<$2,000,000	_____________	YES	NO
Permitted Transfers	<$300,000	_____________	YES	NO
Please Enter Below Comments Regarding Violations:
The Officer further acknowledges that at any time any Borrower is not in compliance with all the terms set forth in the Agreement, including, without limitation, the financial covenants, no credit extensions will be made.

Very truly yours,

Authorized Signer

Name:

Title:

SCHEDULE OF EXCEPTIONS
TO LOAN AND SECURITY AGREEMENT
Permitted Indebtedness (Exhibit A)
Certain guaranties by Parent in connection with real property leases held by the WPRI incurred in the ordinary course of business.
Corporate credit cards issued by financial institutions other than Bank with maximum credit limits up to $500,000 to facilitate payment of ordinary course operating expenses. Such credit cards will be closed and cancelled within 90 days after the Closing Date.
Parent’s contingent reimbursement obligations under that certain letter of credit in the amount of $175,135.64, issued by Silicon Valley Bank relating to the deposit for Borrower’s retail store:
Beneficiary:    SOHO Company LLC, C/O Yassky Properties, 424 Madison Ave, 16th Floor, NY, NY 10017
Cash Collateral:     $175,135.64 (Silicon Valley Bank, 3003 Tasman Drive, Santa Clara, CA 95054, COLLATERAL MMA, 3300911044, JAND, Inc.)
Permitted Investments (Exhibit A)
None.
Permitted Liens (Exhibit A)
Pledge of cash collateral in the amount of $175,135.64 in favor or Silicon Valley Bank to secure Parent’s reimbursement obligation under the letter of credit specified above (Silicon Valley Bank, 3003 Tasman Drive, Santa Clara, CA 95054, COLLATERAL MMA, 3300911044, JAND, Inc.)
Collateral (Section 5.3)
The Company maintains inventory reserves based on assumptions regarding shrinkage, damage, and obsolescence. Inventory utilized for the Home Try-On (“HTO”) program is often recycled through the process several times, each time carefully inspected for quality and cleaned before re-entering circulation. HTO inventory may carry minimal signs of wear, which are incurred in the normal course of the HTO cycle over time.
Intellectual Property (Section 5.4)
The Company does not currently derive any revenues from the licensure of intellectual property. However, the Company is continually investing in technology infrastructure and best-in-class technological tools to facilitate its core business operations.

Prior Names (Section 5.5)
Parent has done business under the name Warby Parker since inception (JAND, Inc. dba Warby Parker). Additionally, Parent has a fully-owned retail subsidiary, WPRI.
Inventory or Equipment Locations (Section 5.5)
The Company is in the process of transitioning headquarter-office locations and will be operating in multiple locations during an interim period. The Company will notify the Lender of formal headquarter office changes expected during the transition period but will maintain operations at two primary locations, both located in the Soho area of New York City.
Other than optical labs and inventory in circulation to customers as part of the HTO program, the Company maintains inventory at the following locations:
    Jand, Inc., 295 Lafayette St, Suite 501, New York, NY 10012 (owned by: New Puck, LLC); Chief Executive Office
    Navarre Corporation, 10300 Sanden Dr, Dallas TX 75238, Third Party Warehouse,
    Hoya Vision Care, 651 E. Corporation Dr, Lewisville, TX 75057, Third Party Optical Lab
    Classic Optical, 3710 Belmont Ave, Youngstown, OH 44505, Third Party Optical Lab
    Tri-Supreme Optical, LLC, 91 Carolyn Blvd, Farmingdale, NY 11735, Third Party Optical Lab
    Warby Parker Retail, Inc., 121 Greene St, NY, NY 10012, Wholly Owned Retail Store
    Warby Parker Retail, Inc., 83 Newbury St, Boston, MA 02116, Wholly Owned Retail Store
    Warby Parker Retail, Inc., 819 Washington St, NY, NY 10013, Wholly Owned Retail Store
    Confederacy, 4661 Hollywood Blvd, Los Angeles, California 90027, Showroom
    The Standard, 550 South Flower Street, Los Angeles, CA 90071, Showroom
    The Perish Trust, 728 Divisadero Street, San Francisco, CA 94117, Showroom
    Art in the Ages, 116 N 3rd St, Philadelphia, PA 19106, Showroom
    Shop Good, 3 Northwest 9th Street, Oklahoma City, OK 73102, Showroom
    Apartment Number 9 1804 N Damen Ave. Chicago, Il 60647, Showroom
    The Standard Spa, Miami Beach, 40 Island Avenue, Miami Beach, FL, Showroom
    Indigo & Cotton, 79 Cannon Street, Charleston, SC 29401, Showroom
    Imogene + Willie, 2601 12th Avenue South, Nashville, TN 37204, Showroom
    Need Supply, 3100 West Cary Street, Richmond, VA 23221, Showroom
Inventory is primarily located with the Company’s third party logistics partner in Dallas, TX; however the Company also maintains smaller amounts of inventory and records at various Company-owned retail locations, third-party showrooms, third-party optical labs, as well as inventory that is in circulation with customers as part of the HTO program at any given time.
Litigation (Section 5.6)
None.
Compliance with Laws and Regulations (Section 5.9)
The Company maintains a robust sales tax accrual which is booked monthly and determined as a percentage of sales revenue. The accrual is sufficient to cover all historical sales tax obligations. The Company, in consultation with tax attorneys, is currently evaluating which states the Company will need to file in for tax purposes, based on current operations. Additionally, the Company is preparing to implement a third-party technology which will allow the capture and remission of sales tax on transactions in the appropriately determined jurisdictions. The Company has filed income tax paperwork in all necessary jurisdictions and is currently in good standing with the IRS.
Subsidiaries (Section 5.10)
Jand, Inc. owns 100% of the all equity in Warby Parker Retail, Inc., a Delaware corporation
Restricted Agreements (Section 5.12)
None.
Deposit and Securities Accounts (Section 6.6)
    TD Bank, 1032 Chestnut Street, Philadelphia, PA 19107 , Business Convenience Checking, [************], JAND INC dba Warby Parker
    CitiBank, PO Box 769018, San Antonio, TX 78245, CitiBusiness Flexible Checking, [************], JAND, INC dba Warby Parker
    CitiBank, PO Box 769018, San Antonio, TX 78245, CitiBusiness Flexible Checking, [************], JAND, INC dba Warby Parker
    CitiBank, PO Box 769018, San Antonio, TX 78245, CitiBusiness Flexible Checking, [************], JAND, INC dba Warby Parker
    CitiBank, PO Box 769018, San Antonio, TX 78245, CitiBusiness Saving, [************], JAND, INC dba Warby Parker
    Silicon Valley Bank, 3003 Tasman Drive, Santa Clara, CA 95054, COLLATERAL MMA, [************], JAND, Inc.; Amount on deposit: $175,135.64

Corporation Resolutions and Incumbency Certification Authority to Procure Loans
I certify that I am the duly elected and qualified Secretary of JAND, INC., a Delaware corporation (the “Corporation”); that the Corporation’s exact legal name is set forth above; that the Corporation is a corporation duly organized, existing and in good standing under the laws of the State of Delaware; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes.
Copy of Resolutions:
Be it Resolved, That:
1.    Any one (1) of the Chief Executive Officer, Chief Financial Officer, President, Secretary or Treasurer of the Corporation are/is authorized, for, on behalf of, and in the name of the Corporation to:
(a)    Negotiate and procure loans, letters of credit and other credit or financial accommodations from Comerica Bank (“Bank”), a Texas banking association, from time to time, including without limitation that certain Loan and Security Agreement dated as of August __, 2013, as may be subsequently amended, modified, supplemented, extended or restated from time to time (the “Loan Agreement”).
(b)    Discount with the Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;
(c)    Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness (as defined in the Loan Agreement) or other securities owned by the Corporation, whether or not registered in the name of the Corporation;
(d)    Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation;
(e)    Issue a warrant or warrants to purchase the Corporation’s capital stock; and
(f)    Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these resolutions, and any and all amendments or modifications thereto, any or all of which may relate to all or to substantially all of the Corporation’s property and assets.
2.    Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the persons so authorized to sign, whether so payable to the order of any of said persons in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said persons or not;
3.    Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these resolutions are ratified, confirmed and approved as the act or acts of the Corporation.
4.    These resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these resolutions).
5.    Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.
6.    The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.
I further certify that the above resolutions are in full force and effect as of the date of this Certificate; that these resolutions and any borrowings or financial accommodations under these resolutions have been properly noted in the corporate books and records, and have not been rescinded, annulled, revoked or modified; that neither the foregoing resolutions nor any actions to be taken pursuant to them are or will be in contravention of any provision of the certificate of incorporation or bylaws of the Corporation or of any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound; and that neither the certificate of incorporation nor bylaws of the Corporation nor any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound require the vote or consent of shareholders of the Corporation to authorize any act, matter or thing described in the foregoing resolutions.
I further certify that the following named persons have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine, original signatures of each respectively:
(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

NAME (Type or Print)	TITLE	SIGNATURE

I further certify that attached as Exhibit A hereto is a true, correct and complete copy of the Corporation’s Certificate of Incorporation (including amendments), as filed with the Delaware Secretary of State. Such Certificate of Incorporation has not been amended, annulled, rescinded, revoked or supplemented, and remains in full force and effect as of the date hereof.
I further certify that attached as Exhibit B hereto is a true, correct and complete copy of Borrower’s By-Laws (including amendments). Such By-Laws have not been amended, annulled, rescinded, revoked or supplemented, and remain in full force and effect as of the date hereof.
In Witness Whereof, I have affixed my name as Secretary and have caused the corporate seal (where available) of said Corporation to be affixed on August __, 2013.

Secretary
***

The Above Statements are Correct.
SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE, A SHAREHOLDER OTHER THAN SECRETARY WHEN SECRETARY IS AUTHORIZED TO SIGN ALONE.
Failure to complete the above when the Secretary is authorized to sign alone shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.

Corporation Resolutions and Incumbency Certification
Authority to Procure Loans
I certify that I am the duly elected and qualified Secretary of WARBY PARKER RETAIL, INC., a Delaware corporation (the “Corporation”); that the Corporation’s exact legal name is set forth above; that the Corporation is a corporation duly organized, existing and in good standing under the laws of the State of Delaware; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes.
Copy of Resolutions:
Be it Resolved, That:
1.    Any one (1) of the President, Secretary or Treasurer of the Corporation are/is authorized, for, on behalf of, and in the name of the Corporation to:
(a)    Negotiate and procure loans, letters of credit and other credit or financial accommodations from Comerica Bank (“Bank”), a Texas banking association, from time to time, including without limitation that certain Loan and Security Agreement dated as of August __, 2013, as may be subsequently amended, modified, supplemented, extended or restated from time to time (the “Loan Agreement”.
(b)    Discount with the Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;
(c)    Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness (as defined in the Loan Agreement) or other securities owned by the Corporation, whether or not registered in the name of the Corporation;
(d)    Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation; and
(e)    Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these resolutions, and any and all amendments or modifications thereto, any or all of which may relate to all or to substantially all of the Corporation’s property and assets.
2.    Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the persons so authorized to sign, whether so payable to the order of any of said persons in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said persons or not;

3.    Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these resolutions are ratified, confirmed and approved as the act or acts of the Corporation.
4.    These resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these resolutions).
5.    Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.
6.    The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.
I further certify that the above resolutions are in full force and effect as of the date of this Certificate; that these resolutions and any borrowings or financial accommodations under these resolutions have been properly noted in the corporate books and records, and have not been rescinded, annulled, revoked or modified; that neither the foregoing resolutions nor any actions to be taken pursuant to them are or will be in contravention of any provision of the certificate of incorporation or bylaws of the Corporation or of any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound; and that neither the certificate of incorporation nor bylaws of the Corporation nor any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound require the vote or consent of shareholders of the Corporation to authorize any act, matter or thing described in the foregoing resolutions.
I further certify that the following named persons have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine, original signatures of each respectively:
(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

NAME (Type or Print)	TITLE	SIGNATURE

I further certify that attached as Exhibit A hereto is a true, correct and complete copy of the Corporation’s Certificate of Incorporation (including amendments), as filed with the Delaware Secretary of State. Such Certificate of Incorporation has not been amended, annulled, rescinded, revoked or supplemented, and remains in full force and effect as of the date hereof.
I further certify that attached as Exhibit B hereto is a true, correct and complete copy of Borrower’s By-Laws (including amendments). Such By-Laws have not been amended, annulled, rescinded, revoked or supplemented, and remain in full force and effect as of the date hereof.
In Witness Whereof, I have affixed my name as Secretary and have caused the corporate seal (where available) of said Corporation to be affixed on August __, 2013.

Secretary
***

The Above Statements are Correct.
SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE, A SHAREHOLDER OTHER THAN SECRETARY WHEN SECRETARY IS AUTHORIZED TO SIGN ALONE.
Failure to complete the above when the Secretary is authorized to sign alone shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.

COMERICA BANK
Member FDIC
ITEMIZATION OF AMOUNT FINANCED
DISBURSEMENT INSTRUCTIONS
(Growth Capital Advances)
Name(s): JAND, INC. and WARBY PARKER RETAIL, INC.    Date: August __, 2013
$    credited to deposit account No. __________ when Advances are requested or disbursed to Borrower by cashiers check or wire transfer
Amounts paid to others on your behalf:
$    to Comerica Bank for Facility Fee
$    to Bank counsel fees and expenses
$    to _______________
$    to _______________
$    TOTAL (AMOUNT FINANCED)
Upon consummation of this transaction, this document will also serve as the authorization for Comerica Bank to disburse the loan proceeds as stated above.

JAND, INC.	WARBY PARKER RETAIL, INC.

Signature	Signature

COMERICA BANK
Member FDIC
ITEMIZATION OF AMOUNT FINANCED
DISBURSEMENT INSTRUCTIONS
(Revolver)
Name(s): JAND, INC. and WARBY PARKER RETAIL, INC.    Date: August __, 2013
$    credited to deposit account No. _________ when Advances are requested or disbursed to Borrower by cashiers check or wire transfer
Amounts paid to others on your behalf:
$    to Comerica Bank for Facility Fee
$    to Comerica Bank for accounts receivable audit (estimate)
$    to Bank counsel fees and expenses
$    to _______________
$    to _______________
$    TOTAL (AMOUNT FINANCED)
Upon consummation of this transaction, this document will also serve as the authorization for Comerica Bank to disburse the loan proceeds as stated above.

JAND, INC.	WARBY PARKER RETAIL, INC.

Signature	Signature

Agreement to Furnish Insurance to Loan and Security Agreement
(Herein called “Bank”)
Borrower(s): JAND, INC. AND WARBY PARKER REATAIL, INC.
I understand that the Loan and Security Agreement or Deed of Trust which I executed in connection with this transaction requires me to provide a physical damage insurance policy including a Lenders Loss Payable Endorsement in favor of the Bank as shown below, within ten (10) days from the date of this agreement.
The following minimum insurance must be provided according to the terms of the security documents.

☐ AUTOMOBILES, TRUCKS, RECREATIONAL VEHICLES Comprehensive & Collision Lender’s Loss Payable Endorsement	☒ MACHINERY & EQUIPMENT: MISCELLANEOUS PERSONAL PROPERTY Fire & Extended Coverage Lender’s Loss Payable Endorsement ☐ Breach of Warranty Endorsement

☐ BOATS All Risk Hull Insurance Lender’s Loss Payable Endorsement ☐ Breach of Warranty Endorsement	☐ AIRCRAFT All Risk Ground & Flight Insurance Lender’s Loss Payable Endorsement ☐ Breach of Warranty Endorsement

☐ MOBILE HOMES Fire, Theft & Combined Additional Coverage Lender’s Loss Payable Endorsement ☐ Earthquake	☐ REAL PROPERTY Fire & Extended Coverage Lender’s Loss Payable Endorsement ☐ All Risk Coverage ☐ Special Form Risk Coverage ☐ Earthquake ☐ Other

☒ INVENTORY

☒ OTHER Borrower, at its expense, shall keep the Collateral insured against loss or damage by fire, theft, explosion, sprinklers, and all other hazards and risks, and in such amounts, as ordinarily insured against by other owners in similar businesses conducted in the locations where Borrower’s business is conducted on the date hereof. Borrower shall also maintain liability and other insurance in amounts and of a type that are customary to businesses similar to Borrower’s.

I may obtain the required insurance from any company that is acceptable to the Bank, and will deliver proof of such coverage with an effective date of August __, 2013 or earlier.

I understand and agree that if I fail to deliver proof of insurance to the Bank at the address below, or upon the lapse or cancellation of such insurance, the Bank may procure Lender’s Single Interest Insurance or other similar coverage on the property. If the Bank procures insurance to protect its interest in the property described in the security documents, the cost for the insurance will be added to my indebtedness as provided in the security documents. Lender’s Single Interest Insurance shall cover only the Bank’s interest as a secured party, and shall become effective at the earlier of the funding date of this transaction or the date my insurance was canceled or expired. I UNDERSTAND THAT LENDER’S SINGLE INTEREST INSURANCE WILL PROVIDE ME WITH ONLY LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO THE BALANCE OF THE LOAN, HOWEVER, MY EQUITY IN THE PROPERTY WILL NOT BE INSURED. FURTHER, THE INSURANCE WILL NOT PROVIDE MINIMUM PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND DOES NOT MEET THE REQUIREMENTS OF THE FINANCIAL RESPONSIBILITY LAW.
CALIFORNIA CIVIL CODE SECTION 2955.5. HAZARD INSURANCE DISCLOSURE: No lender shall require a borrower, as a condition of receiving or maintaining a loan secured by real property, to provide hazard insurance coverage against risks to the improvements on that real property in an amount exceeding the replacement value of the improvements on the property.
Bank Address for Insurance Documents:
Comerica Bank – Collateral Operations,
Mail Code 6514
1508 W. Mockingbird Lane
Dallas, Texas 75235

I acknowledge having read the provisions of this agreement, and agree to its terms. I authorize the Bank to provide to any person (including any insurance agent or company) any information necessary to obtain the insurance coverage required.

OWNER(S) OF COLLATERAL:	DATED: August __, 2013

JAND, INC.	WARBY PARKER RETAIL, INC.

Print Name:	Print Name:
Title:	Title:

INSURANCE VERIFICATION

Date
Phone
Agents Name
Person Talked To
Agents Address
Insurance Company
Policy Number(s)
Effective Dates:
From
To:
Deductible $
Comments:

AUTOMATIC LOAN PAYMENT AUTHORIZATION

Date:	August, 2013
Obligor Name:	JAND, INC.
Obligor Number:
Lender’s Cost Center #:
Address:	295 Lafayette Street, Suite 501, New York, New York 10012
The undersigned hereby authorizes Comerica Bank (“Bank”) to charge the account designated below for the payments due on the loan(s) as designated below and all renewals, extensions, modifications and/or substitutions thereof. This authorization will remain in effect unless the undersigned requests a modification that is agreed to by the Bank in writing. The undersigned remains fully responsible for all amounts outstanding to Bank if the designated account is insufficient for repayment.
☒    Automatic Payment Authorization for all payments on all current and future borrowings, as and when such payments come due (which payments include, without limitation, principal, interest, fees, costs, and expenses).
☐    Automatic Payment Authorization for all payments on only the specific borrowing identified below, as and when such payments come due (which payments include, without limitation, principal, interest, fees, costs, and expenses).
Specific Obligation Number: ____________________________________
☐    Automatic Payment Authorization for less than all payments on only the specific borrowing identified below, as and when such payments come due.
Specific Obligation Number: ____________________________________
☐    Principal and Interest payments only
☐    Principal payments only I I Interest payments only
☐    SPECIAL INSTRUCTIONS/IRREGULAR PAYMENT INSTRUCTIONS
______________________________________________________________________________
______________________________________________________________________________
Payment Due Date: Your loan payments will be charged to your account as indicated above on the dates such payments become due (or on a date thereafter when there are available funds) unless that day is a Saturday, Sunday, or Bank holiday in which case such payments will be charged on the following business day, with interest to accrue during this extension as provided under the loan documents.
Account to be Charged:
Account No. ____________________________________

Transit No. ____________________________________
Number of lead days to issue billing ___________________
(Charges to account are withdrawals pursuant to account resolution)

BORROWER:

JAND, INC.

By:
Name:
Title:

AUTOMATIC LOAN PAYMENT AUTHORIZATION

Date:	August, 2013
Obligor Name:	WARBY PARKER RETAIL, INC.
Obligor Number:
Lender’s Cost Center #:
Address:	295 Lafayette Street, Suite 501, New York, New York 10012
The undersigned hereby authorizes Comerica Bank (“Bank”) to charge the account designated below for the payments due on the loan(s) as designated below and all renewals, extensions, modifications and/or substitutions thereof. This authorization will remain in effect unless the undersigned requests a modification that is agreed to by the Bank in writing. The undersigned remains fully responsible for all amounts outstanding to Bank if the designated account is insufficient for repayment.
☒    Automatic Payment Authorization for all payments on all current and future borrowings, as and when such payments come due (which payments include, without limitation, principal, interest, fees, costs, and expenses).
☐    Automatic Payment Authorization for all payments on only the specific borrowing identified below, as and when such payments come due (which payments include, without limitation, principal, interest, fees, costs, and expenses).
Specific Obligation Number: ____________________________________
☐    Automatic Payment Authorization for less than all payments on only the specific borrowing identified below, as and when such payments come due.
Specific Obligation Number: ____________________________________
☐    Principal and Interest payments only
☐    Principal payments only I I Interest payments only
☐    SPECIAL INSTRUCTIONS/IRREGULAR PAYMENT INSTRUCTIONS
______________________________________________________________________________
______________________________________________________________________________
Payment Due Date: Your loan payments will be charged to your account as indicated above on the dates such payments become due (or on a date thereafter when there are available funds) unless that day is a Saturday, Sunday, or Bank holiday in which case such payments will be charged on the following business day, with interest to accrue during this extension as provided under the loan documents.
Account to be Charged:
Account No. ____________________________________

Transit No. ____________________________________
Number of lead days to issue billing ___________________
(Charges to account are withdrawals pursuant to account resolution)

BORROWER:

WARBY PARKER RETAIL, INC.

By:
Name:
Title:

USA PATRIOT ACT
NOTICE
OF
CUSTOMER IDENTIFICATION
IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.
WHAT THIS MEANS FOR YOU: when you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents.

COMERICA BANK
COMERICA BANK
CLIENT AUTHORIZATION
Fax
General Authorization
I hereby authorize Comerica Bank to use my company name, logo, and information relating to our banking relationship in its marketing and advertising campaigns which is intended for Comerica Bank’s customers, prospects and shareholders.
Comerica Bank will forward any advertising or article including client for prior review and approval.

Signature

Printed Name	Title

Company

Mailing Address

City, State, Zip Code

Phone Number

Fax Number

E-Mail

August __, 2013

DEBTOR:	JAND, INC.

SECURED PARTY:	COMERICA BANK
EXHIBIT A to UCC Financing Statement
COLLATERAL DESCRIPTION ATTACHMENT TO UCC NATIONAL FINANCING FORM
All personal property of JAND, INC., a Delaware corporation (herein referred to as “Borrower” or “Debtor”) whether presently existing or hereafter created or acquired, and wherever located, including, but not limited to:
(a)    all accounts (including health-care-insurance receivables), chattel paper (including tangible and electronic chattel paper), deposit accounts, documents (including negotiable documents), equipment (including all accessions and additions thereto), financial assets, general intangibles (including payment intangibles and software), goods (including fixtures), instruments (including promissory notes), inventory (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), investment property (including securities and securities entitlements), letter of credit rights, money, and all of Debtor’s books and records with respect to any of the foregoing, and the computers and equipment containing said books and records; and
(b)    any and all cash proceeds and/or noncash proceeds of any of the foregoing, including, without limitation, insurance proceeds, and all supporting obligations and the security therefor or for any right to payment. All terms above have the meanings given to them in the California Uniform Commercial Code, as amended or supplemented from time to time.
Notwithstanding the foregoing, the Collateral shall not include the Intellectual Property; provided, however, that the Collateral shall include all accounts and general intangibles that consist of rights to payment and proceeds from the sale, licensing or disposition of all or any part of, or rights in, the Intellectual Property (the “Rights to Payment”). Notwithstanding the foregoing, if a judicial authority (including a U.S. Bankruptcy Court) holds that a security interest in the underlying Intellectual Property is necessary to have a security interest in the Rights to Payment, then the Collateral shall automatically, and effective as of August __, 2013, include the Intellectual Property to the extent necessary to permit perfection of Bank’s security interest in the Rights to Payment.

DEBTOR:	WARBY PARKER RETAIL, INC.

SECURED PARTY:	COMERICA BANK
EXHIBIT A to UCC Financing Statement
COLLATERAL DESCRIPTION ATTACHMENT TO UCC NATIONAL FINANCING FORM
All personal property of WARBY PARKER RETAIL, INC., a Delaware corporation (herein referred to as “Borrower” or “Debtor”) whether presently existing or hereafter created or acquired, and wherever located, including, but not limited to:
(a)    all accounts (including health-care-insurance receivables), chattel paper (including tangible and electronic chattel paper), deposit accounts, documents (including negotiable documents), equipment (including all accessions and additions thereto), financial assets, general intangibles (including payment intangibles and software), goods (including fixtures), instruments (including promissory notes), inventory (including all goods held for sale or lease or to be furnished under a contract of service, and including returns and repossessions), investment property (including securities and securities entitlements), letter of credit rights, money, and all of Debtor’s books and records with respect to any of the foregoing, and the computers and equipment containing said books and records; and
(b)    any and all cash proceeds and/or noncash proceeds of any of the foregoing, including, without limitation, insurance proceeds, and all supporting obligations and the security therefor or for any right to payment. All terms above have the meanings given to them in the California Uniform Commercial Code, as amended or supplemented from time to time.
Notwithstanding the foregoing, the Collateral shall not include the Intellectual Property; provided, however, that the Collateral shall include all accounts and general intangibles that consist of rights to payment and proceeds from the sale, licensing or disposition of all or any part of, or rights in, the Intellectual Property (the “Rights to Payment”). Notwithstanding the foregoing, if a judicial authority (including a U.S. Bankruptcy Court) holds that a security interest in the underlying Intellectual Property is necessary to have a security interest in the Rights to Payment, then the Collateral shall automatically, and effective as of August __, 2013, include the Intellectual Property to the extent necessary to permit perfection of Bank’s security interest in the Rights to Payment.

Execution Version
FIRST AMENDMENT
TO LOAN AND SECURITY AGREEMENT
This First Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of November 13, 2014, by and among COMERICA BANK (“Bank”), JAND, INC., a Delaware corporation (“Parent”) and WARBY PARKER RETAIL, INC., a Delaware corporation (“WPRI”; or together with Parent each a “Borrower” and collectively the “Borrowers”).
RECITALS
A.    Borrowers and Bank are parties to that certain Loan and Security Agreement dated as of August 13, 2013, as amended, modified, supplemented, extended or restated from time to time (collectively, the “Agreement”).
B.    Borrowers have requested that Bank amend certain provisions of the Agreement, and, while Bank is under no obligation to do so. Bank is willing to amend the Agreement in accordance with and subject to the terms and conditions of this Amendment.
NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:
1.    Exhibit A to the Agreement is hereby amended by adding or amending and restating the following defined terms to read as follows:
“Borrowing Base” means, as applicable, (1) during a Limited Reporting Period, an amount equal to the Revolving Line then in effect, and (2) at all other times, an amount equal to the sum of (a) the Non-Formula Amount, plus (b) the least of (i) one-hundred percent (100%) of Eligible Inventory, valued at cost determined in accordance with GAAP, (ii) eighty-five percent (85%) of the orderly liquidation value of Eligible Inventory, and (iii) Five Million Dollars ($5,000,000), plus (c) the amount by which Borrowers’ Cash at Bank exceeds Two Million Five Hundred Thousand Dollars ($2,500,000), all as determined by Bank with reference to the most recent Borrowing Base Certificate delivered by Borrowers; less such reserves as may be established by Bank in its good faith credit judgment, from time to time, including reserves for slow-moving, damaged or obsolete items; provided, that (A) the amount included in clause (c) above in the calculation of the Borrowing Base may be adjusted by Bank from time to time based on actual Cash balances maintained with Bank, (B) no Eligible Inventory shall be included in clause (b) in the calculation of the Borrowing Base until Bank has completed its initial audit and examination of the Collateral, the results of which shall be satisfactory to Bank; and (C) the advance rate for Eligible Inventory above is subject to adjustment by Bank after the Closing Date, in its good faith credit judgment, based on its initial audit and examination of the Collateral.
“First Amendment Closing Date” means November 13, 2014.
“Growth Capital Availability End Date” means May 13, 2016.

“Growth Capital Line” means a Credit Extension of up to Ten Million Dollars ($10,000,000).
“Growth Capital Maturity Date” means May 1, 2019.
“Letter of Credit Sublimit” means a sublimit for Letters of Credit under the Revolving Line not to exceed Ten Million Dollars ($10,000,000), minus any amounts outstanding under the Credit Card Services Sublimit.
“Limited Reporting Period” means any period during which Borrowers continuously maintain at least Ten Million Dollars ($10,000,000) of Net Cash and no Event of Default is continuing; provided, however, if Borrowers’ Net Cash is less than Ten Million Dollars ($10,000,000) on any day, a Limited Reporting Period shall not resume until such time as Bank confirms that Borrowers’ Net Cash has been greater than or equal to Ten Million Dollars ($10,000,000) at all times from the first day of the immediately preceding calendar month through such time of determination. A Limited Reporting Period (other than one commencing on the First Amendment Closing Date) may only commence on the first (1st) day of a calendar month.
“Net Cash” means, as of any date of determination, the amount equal to (a) Borrowers’ unrestricted cash on deposit with Bank on such date minus (b) the aggregate outstanding amount of the Obligations (including amounts outstanding under sublimits under the Revolving Line) as of such date.
“Pricing Addendum” means that certain Prime Referenced Rate Addendum to Loan and Security Agreement, dated as of the First Amendment Closing Date, by and among Borrowers and Bank, as the same may be amended, modified, supplemented, extended or restated from time to time.
“Revolving Maturity Date” means March 31, 2016.
2.    Section 2.1(b)(iii) of the Agreement is hereby amended and restated in its entirety to read as follows:
(iii)    Letter of Credit Sublimit. Subject to the availability under the Revolving Line, and in reliance on the representations and warranties of Borrowers set forth herein, at any time and from time to time from the date hereof through the Business Day immediately prior to the Revolving Maturity Date, Bank shall issue for the account of Borrowers such Letters of Credit as Borrowers may request by delivering to Bank a duly executed letter of credit application on Bank’s standard form; provided, however, that the outstanding and undrawn amounts under all such Letters of Credit (i) shall not at any time exceed the Letter of Credit Sublimit, and (ii) shall be deemed to constitute Advances for the purpose of calculating availability under the Revolving Line. Any drawn but unreimbursed amounts under any Letters of Credit shall be charged as Advances against the Revolving Line. All Letters of Credit shall be in form and substance acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank’s form application and letter of credit agreement. Borrowers will pay to Bank a Letter of Credit fee equal to one percent (1.00%) per annum of the face amount of each
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Letter of Credit outstanding under the Letter of Credit Sublimit, payable annually in advance (the “Letter of Credit Fee”), and will pay any other standard issuance and other fees that Bank notifies Borrowers it will charge for issuing and processing Letters of Credit; provided that the Letter of Credit Fee for any Letters of Credit issued by Bank that are cash-secured on terms satisfactory to Bank shall be one percent (1.00%). If, on the Revolving Maturity Date, there are any outstanding Letters of Credit, then on such date Borrowers shall provide to Bank cash collateral in an amount equal to 105% of the face amount of all such Letters of Credit plus all interest, fees, and costs due or to become due in connection therewith (as estimated by Bank in its good faith business judgment), to secure all of the Obligations relating to said Letters of Credit.
3.    Section 2.1(c) of the Agreement is hereby amended and restated in its entirely to read as follows:
(c)    Growth Capital Advances.
(i)    Availability. Subject to and upon the terms and conditions of this Agreement, Bank agrees to make Growth Capital Advances to Borrowers. Borrowers may request Growth Capital Advances from the First Amendment Closing Date through Growth Capital Availability End Date. The aggregate amount of Growth Capital Advances shall not exceed the Growth Capital Line. Each Growth Capital Advance shall be in a minimum amount of $250,000.
(ii)    Repayment. Interest shall accrue from the date of each Growth Capital Advance at the rate specified in the Pricing Addendum, and shall be payable in accordance with Section 2.3(b) and on the terms set forth in the Pricing Addendum. Borrowers shall make monthly payments of interest-only on the outstanding principal amount of the Growth Capital Advances, commencing on December 1, 2014, and continuing on the first day of each successive month thereafter through the Growth Capital Availability End Date. Any Growth Capital Advances that are outstanding on the Growth Capital Availability End Date shall be payable in thirty-six (36) equal monthly installments of principal, plus all accrued interest, beginning on June 1, 2016, and continuing on the same day of each month thereafter until paid in full. Growth Capital Advances, once repaid, may not be reborrowed. Except as set forth in the Pricing Addendum, Borrowers may prepay any Growth Capital Advances without penalty or premium.
(iii)    Procedures for Borrowing. When Borrowers desire to obtain a Growth Capital Advance, Borrowers shall notify Bank (which notice shall be irrevocable) by facsimile transmission to be received no later than 3:00 p.m. Eastern Time three (3) Business Days before the day on which the Growth Capital Advance is to be made. Such notice shall be substantially in the form of Exhibit C. The notice shall be signed by a Responsible Officer or its designee. Bank shall be entitled to rely on any facsimile or telephonic notice given by a person who Bank reasonably believes to be a Responsible Officer or a designee thereof, and Borrowers shall indemnify and hold Bank harmless for any damages or loss suffered by Bank as a result of such reliance.
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4.    Section 2.2 of the Agreement is hereby amended and restated in its entirety to read as follows:
2.2    Overadvances. If at any time the aggregate amount of the outstanding Advances exceeds the lesser of (y) the Revolving Line or (z) the Borrowing Base, in each case, minus any amounts outstanding under the Letter of Credit Sublimit and minus the aggregate limits of the corporate credit cards issued to Borrowers and merchant credit card processing reserves under the Credit Card Services Sublimit, Borrowers shall immediately pay to Bank, in cash, the amount of such excess. In addition, if at any time (a) the amount equal to the sum of the outstanding face amount of all Letters of Credit plus the aggregate limits of the corporate credit cards issued to Borrowers and merchant credit card processing reserves under the Credit Card Services Sublimit, exceeds (b) Ten Million Dollars ($10,000,000), Borrowers shall immediately provide to Bank cash collateral in an amount equal to 105% of the amount of such excess, to secure such Obligations.
5.    Section 3.2 of the Agreement is hereby deleting the word “and” at the end of sub-section (b) thereof; renumbering sub-section (c) as sub-section (d) and inserting a new sub-section (c) to read as follows:
(c)    with respect to any Advance requested outside of a Limited Reporting Period. Bank shall have received, not less than three (3) Business Days prior to the requested Advance, a Borrowing Base Certificate and inventory report as of the last day of the two immediately preceding calendar months;
6.    Sections 6.2(a), (b) and (c) of the Agreement are hereby amended and restated in their entirety to read as follows:
(a)    (i) (A) during a Limited Reporting Period, as soon as available, but in any event within thirty (30) days after the end of each calendar quarter, a company prepared consolidated and consolidating balance sheet and income statement covering Borrowers’ operations during such period prepared in accordance with GAAP (subject to normal year-end adjustments and without all required footnotes), in a form reasonably acceptable to Bank and certified by a Responsible Officer; and (B) at all other times, as soon as available, but in any event within thirty (30) days after the end of each calendar month, a company prepared consolidated and consolidating balance sheet and income statement covering Borrowers’ operations during such period prepared in accordance with GAAP (subject to normal year-end adjustments and without all required footnotes), in a form reasonably acceptable to Bank and certified by a Responsible Officer; (ii) as soon as available, but in any event by August 31 of each year, annual audited consolidated and consolidating financial statements of Borrowers for the immediately preceding fiscal year, prepared in accordance with GAAP, consistently applied, together with an opinion which is unqualified (including no going concern comment or qualification) or otherwise consented to in writing by Bank on such financial statements of an independent certified public accounting firm reasonably acceptable to Bank; (iii) if applicable, copies of all statements, reports and notices sent or made available generally by any Borrower to its security holders or to any holders of Subordinated Debt and all reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission; (iv) promptly upon receipt of
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notice thereof, a report of any legal actions pending or threatened against any Borrower or any Subsidiary that could result in damages or costs to any Borrower or any Subsidiary of Three Hundred Thousand Dollars ($300,000) or more; (v) promptly upon receipt, each management letter prepared by any Borrower’s independent certified public accounting firm regarding such Borrower’s management control systems; (vi) as soon as available, but in any event not later than March 15 of each year, Borrowers’ financial and business projections and budget for such fiscal year (with monthly detail), with evidence of approval thereof by Parent’s board of directors; and (vii) such budgets, sales projections, operating plans or other financial information as Bank may reasonably request from time to time.
(b)    Within thirty (30) days after the last day of each month. Borrowers shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of Exhibit D hereto, together with a detailed Inventory report; provided however, Borrowers shall not be required to deliver a monthly Borrowing Base Certificate and inventory report for any month during which a Limited Reporting Period has at all times been in effect. For the sake of clarity, the Borrowing Base Certificate shall state the values of Eligible Inventory as of last day of the month immediately preceding the date on which the Borrowing Base Certificate is submitted, and shall state the value of all Cash at Bank as of the date that it is submitted to Bank.
(c)    Within thirty (30) days after the last day of each month, Borrowers shall deliver to Bank with the monthly financial statements a Compliance Certificate certified as of the last day of the applicable month and signed by a Responsible Officer in substantially the form of Exhibit E hereto; provided however. Borrowers shall not be required to deliver a monthly Compliance Certificate for any month during which a Limited Reporting Period has at all times been in effect, and instead Compliance Certificates shall be due quarterly within thirty (30) days after the last day of each calendar quarter during a Limited Reporting Period.
7.    Exhibit E to the Agreement is hereby amended and restated and replaced with Exhibit E attached hereto.
8.    No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrowers of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.
9.    Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Each Borrower ratifies and reaffirms the continuing effectiveness of all promissory notes, guaranties, security agreements, mortgages, deeds of trust, environmental agreements, and all other instruments, documents and agreements
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entered into in connection with the Agreement. Each Borrower hereby further affirms its absolute and unconditional promise to pay to Bank the Advances. Growth Capital Advances, other Credit Extensions and all other amounts due under the Letters of Credit and the other Loan Documents (including, without limitation, the Obligations), at the times and in the amounts provided for therein. Each Borrower confirms and agrees that the obligations of each Borrower to Bank under the Agreement as supplemented hereby are secured by and entitled to the benefits of the Loan Documents. The parties agree that this Amendment shall be deemed to be one of the Loan Documents under the Agreement. Nothing in this Amendment shall constitute a satisfaction of any of Borrowers’ Obligations.
10.    In order to induce Bank to enter into this Amendment, each Borrower hereby represents and warrants to Bank as follows:
10.1    The representations and warranties contained in the Agreement and the other Loan Documents were true and correct in all material respects when made and continue to be true and correct in all material respects as of the date of this Amendment (provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date).
10.2    Both before and immediately after giving effect to this Amendment and the other transactions contemplated hereby, no Event of Default, or other event or circumstance that with the giving of notice or the passage of time could become an Event of Default, has occurred and is continuing.
10.3    The execution, delivery, and performance by Borrowers of this Amendment and the other documents, instruments and agreements delivered or to be delivered to Bank in connection herewith (i) are within the corporate powers of each Borrower and have been duly authorized by all necessary corporate action on the part of Borrower, (ii) do not require any governmental or third party consents, except those which have been duly obtained and are in full force and effect, (iii) do not and will not conflict with any requirement of law, any Borrower’s articles or certificate of incorporation, bylaws, partnership agreement, operating agreement, minutes or resolutions, (iv) after giving effect to this Amendment, do not result in any breach of or constitute a default under any agreement or instrument to which any Borrower or any of their Subsidiaries is a party or by which any Borrower or any of their Subsidiaries or their respective properties are bound, and (v) do not result in or require the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature upon any of the assets or properties of any Borrower, other than those in favor of Bank.
10.4    This Amendment and the other instruments and agreements delivered or to be delivered to Bank in connection herewith have been duly executed and delivered by each Borrower and constitute the legal, valid, and binding obligation of each Borrower, enforceable against Borrower in accordance with their respective terms, except to the extent that (i) enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors, (ii) enforcement may be subject to general principles of equity, and (iii) the availability of the remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceedings for such remedies may be brought.
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10.5    No Borrower has any right of offset, defense, counterclaim, dispute or disagreement of any kind or nature whatsoever with respect to any of its liabilities, obligations or indebtedness arising under or in connection with any Loan Document.
11.    As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:
(a)    this Amendment, duly executed by each Borrower:
(b)    an amendment fee in the amount of $10,000, which may be debited from any of Borrower’s accounts;
(c)    all Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts; and
(d)    such other documents, instruments and certificates and completion of such other matters, as Bank may reasonably deem necessary or appropriate.
12.    This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.
[Remainder of Page Left Blank]
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EXHIBIT E
COMPLIANCE CERTIFICATE
Please send all Required Reporting to:    Comerica Bank
Technology & Life Sciences Division Loan
Analysis Department 250 Lytton Avenue, 3rd Floor,
Mail Code 4240 Palo Alto, CA 94301
Phone: [(***) ***-****]
Fax: [(***) ***-****]
FROM:    JAND, INC., for and on behalf of all co-Borrowers
The undersigned authorized Officer of JAND, INC. (“Borrower”), for an on behalf of all Borrowers under the Agreement (as defined below), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement among Borrower, the other Borrowers and Bank (the “Agreement”), (i) each Borrower is in complete compliance for the period ending _______________________ with all required covenants, including without limitation the ongoing registration of intellectual property rights in accordance with Section 6.8, except as noted below and (ii) all representations and warranties of each Borrower stated in the Agreement are true and correct in all material respects on and as of the date hereof as though made at and as of each such date (provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date). Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.
Please indicate compliance status by circling Yes/No under “Complies” or “Applicable” column.

REPORTING COVENANTS	REQUIRED	COMPLIES

Company Prepared F/S	Monthly, within 30 days*	YES	NO
Compliance Certificate	Monthly, within 30 days*	YES	NO
CPA Audited, Unqualified F/S	Annually, by August 31 for prior FY	YES	NO
Borrowing Base Cert., and inventory report	Monthly, within 30 days**	YES	NO
Annual Business Plan (incl. operating budget)	Annually, by March 15 of each FY	YES	NO
Audit	Semi-annual	YES	NO

If Public:
10-Q	Quarterly, within 5 days of SEC filing (50 days)	YES	NO
10-K	Annually, within 5 days of SEC filing (95 days)	YES	NO

Total amount of Borrower’s cash and investments	Amount $ ____________________________	YES	NO
Total amount of Borrower’s cash and investments maintained with Bank	Amount $ ____________________________	YES	NO
* quarterly w/in 30 days during Limited Reporting Period
** not required during Limited Reporting Period.

	DESCRIPTION	APPLICABLE
Legal Action > $300,000	Notify promptly upon notice ____________	YES	NO

Inventory Disputes > $100,000	Notify promptly upon notice ____________	YES	NO
Cross default with other agreements >$300,000	Notify promptly upon notice ____________	YES	NO
Judgment > $300,000	Notify promptly upon notice ____________	YES	NO

FINANCIAL COVENANTS	REQUIRED	ACTUAL	COMPLIES

TO BE TESTED MONTHLY, UNLESS OTHERWISE NOTED:			YES	NO

Minimum Liquidity	>$2,000,000	$___________________	YES	NO

OTHER COVENANTS	REQUIRED	ACTUAL	COMPLIES

Permitted Indebtedness for equipment leases	<$2,000,000	____________________	YES	NO
Permitted Investments for stock repurchase	<$750,000	____________________	YES	NO
Permitted Investments for subsidiaries	<$500,000	____________________	YES	NO
Permitted Investments for employee loans (cashless)	<$750,000	____________________	YES	NO
Permitted Investments for joint ventures	<$500,000	____________________	YES	NO
Permitted Liens for equipment leases	<$2,000,000	____________________	YES	NO
Permitted Transfers	<$300,000	____________________	YES	NO
Please Enter Below Comments Regarding Violations:

The Officer further acknowledges that at any time any Borrower is not in compliance with all the terms set forth in the Agreement, including, without limitation, the financial covenants, no credit extensions will be made.

Very truly yours,

Authorized Signer

Name:

Title:

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

JAND, INC.

By:	/s/ Steve Miller

Title:	Steve Miller, CFO

WARBY PARKER RETAIL, INC.

By:	/s/ Neil Blumenthal

Title:	Neil Blumenthal, CEO

COMERICA BANK

By:	/s/ Jason Pan

Title:	Jason Pan, Vice President
[Signature Page to First Amendment to Loan and Security Agreement]

Execution Version
SECOND AMENDMENT
TO LOAN AND SECURITY AGREEMENT
This Second Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of March 31, 2016, by and among COMERICA BANK (“Bank”), JAND, INC., a Delaware corporation (“Parent”) and WARBY PARKER RETAIL, INC., a Delaware corporation (“WPRI”; or together with Parent each a “Borrower” and collectively the “Borrowers”).
RECITALS
A.    Borrowers and Bank are parties to that certain Loan and Security Agreement dated as of August 13, 2013, as amended, modified, supplemented, extended or restated from time to time including by that certain First Amendment to Loan and Security Agreement dated as of November 13, 2014 (collectively, the “Agreement”).
B.    Borrowers have requested that Bank amend certain provisions of the Agreement, and, while Bank is under no obligation to do so, Bank is willing to amend the Agreement in accordance with and subject to the terms and conditions of this Amendment.
NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:
1.    Exhibit A to the Agreement is hereby amended by adding or amending and restating the following defined terms to read as follows:
“Credit Card Services Sublimit” means a sublimit for corporate credit cards and e-commerce or merchant account services under the Revolving Line not to exceed Fifteen Million Dollars ($15,000,000) minus any amounts outstanding under the Letter of Credit Sublimit.
“Growth Capital Availability End Date” means May 13, 2017.
“Growth Capital Line” means a Credit Extension of up to Five Million Dollars ($5,000,000).
“Growth Capital Maturity Date” means May 1, 2020.
“Letter of Credit Sublimit” means a sublimit for Letters of Credit under the Revolving Line not to exceed Fifteen Million Dollars ($15,000,000), minus any amounts outstanding under the Credit Card Services Sublimit.
“Revolving Line” means a Credit Extension of up to Fifteen Million Dollars ($15,000,000) (inclusive of the aggregate face amount of Letters of Credit issued under the Letter of Credit Sublimit, and the aggregate limits of the corporate credit cards issued to any Borrower and merchant credit card processing reserves under the Credit Card Services Sublimit).
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“Revolving Line Extension Conditions” means the occurrence of each of the following events, in each case, in form and substance satisfactory to Bank: (a) Borrower’s Net Cash as of March 31, 2018 is greater than Thirty Five Million Dollars ($35,000,000), (b) no Event of Default, or event, condition or circumstance that, with the giving of notice or the passage of time could become an Event of Default, shall have occurred and be continuing as of March 31, 2018, and (c) Borrower’s Chief Financial Officer shall have delivered to Bank a certificate certifying compliance with the items referenced in (a) and (b), with reasonable supporting detail.
“Revolving Maturity Date” means March 31, 2018; provided, however, so long as Revolving Line Extension Conditions have occurred and been satisfied by and as of March 31, 2018, the Revolving Maturity Date shall be extended to March 31, 2019.
2.    Section 2.1(c)(ii) of the Agreement is hereby amended and restated in its entirety to read as follows:
(ii)    Repayment. Interest shall accrue from the date of each Growth Capital Advance at the rate specified in the Pricing Addendum, and shall be payable in accordance with Section 2.3(b) and on the terms set forth in the Pricing Addendum. Borrowers shall make monthly payments of interest-only on the outstanding principal amount of the Growth Capital Advances, commencing on first day of the first month immediately following the funding of the initial Growth Capital Advance, and continuing on the first day of each successive month thereafter through the Growth Capital Availability End Date. Any Growth Capital Advances that are outstanding on the Growth Capital Availability End Date shall be payable in thirty-six (36) equal monthly installments of principal, plus all accrued interest, beginning on June 1, 2017, and continuing on the same day of each month thereafter until paid in full. Growth Capital Advances, once repaid, may not be reborrowed. Except as set forth in the Pricing Addendum, Borrowers may prepay any Growth Capital Advances without penalty or premium.
3.    Section 2.2 of the Agreement is hereby amended and restated in its entirety to read as follows:
2.2    Overadvances. If at any time the aggregate amount of the outstanding Advances exceeds the lesser of (y) the Revolving Line or (z) the Borrowing Base, in each case, minus any amounts outstanding under the Letter of Credit Sublimit and minus the aggregate limits of the corporate credit cards issued to Borrowers and merchant credit card processing reserves under the Credit Card Services Sublimit, Borrowers shall immediately pay to Bank, in cash, the amount of such excess. In addition, if at any time (a)    the amount equal to the sum of the outstanding face amount of all Letters of Credit plus the aggregate limits of the corporate credit cards issued to Borrowers and merchant credit card processing reserves under the Credit Card Services Sublimit, exceeds (b) Fifteen Million Dollars ($15,000,000), Borrowers shall immediately provide to Bank cash collateral in an amount equal to 105% of the amount of such excess, to secure such Obligations.
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4.    Section 3.2 of the Agreement is hereby deleting the word “and” at the end of sub-section (b) thereof; renumbering sub-section (c) as sub-section (d) and inserting a new sub-section (c) to read as follows:
(c) with respect to any Advance requested outside of a Limited Reporting Period, Bank shall have received, not less than three (3) Business Days prior to the requested Advance, a Borrowing Base Certificate and inventory report as of the last day of the two immediately preceding calendar months;
5.    No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrowers of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.
6.    Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Each Borrower ratifies and reaffirms the continuing effectiveness of all promissory notes, guaranties, security agreements, mortgages, deeds of trust, environmental agreements, and all other instruments, documents and agreements entered into in connection with the Agreement. Each Borrower hereby further affirms its absolute and unconditional promise to pay to Bank the Advances, Growth Capital Advances, other Credit Extensions and all other amounts due under the Letters of Credit and the other Loan Documents (including, without limitation, the Obligations), at the times and in the amounts provided for therein. Each Borrower confirms and agrees that the obligations of each Borrower to Bank under the Agreement as supplemented hereby are secured by and entitled to the benefits of the Loan Documents. The parties agree that this Amendment shall be deemed to be one of the Loan Documents under the Agreement. Nothing in this Amendment shall constitute a satisfaction of any of Borrowers’ Obligations.
7.    In order to induce Bank to enter into this Amendment, each Borrower hereby represents and warrants to Bank as follows:
7.1    The representations and warranties contained in the Agreement and the other Loan Documents were true and correct in all material respects when made and continue to be true and correct in all material respects as of the date of this Amendment (provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date).
7.2    Both before and immediately after giving effect to this Amendment and the other transactions contemplated hereby, no Event of Default, or other event or circumstance that with the giving of notice or the passage of time could become an Event of Default, has occurred and is continuing.
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7.3    The execution, delivery, and performance by Borrowers of this Amendment and the other documents, instruments and agreements delivered or to be delivered to Bank in connection herewith (i) are within the corporate powers of each Borrower and have been duly authorized by all necessary corporate action on the part of Borrower, (ii) do not require any governmental or third party consents, except those which have been duly obtained and are in full force and effect, (iii) do not and will not conflict with any requirement of law, any Borrower’s articles or certificate of incorporation, bylaws, partnership agreement, operating agreement, minutes or resolutions, (iv) after giving effect to this Amendment, do not result in any breach of or constitute a default under any agreement or instrument to which any Borrower or any of their Subsidiaries is a party or by which any Borrower or any of their Subsidiaries or their respective properties are bound, and (v) do not result in or require the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature upon any of the assets or properties of any Borrower, other than those in favor of Bank.
7.4    This Amendment and the other instruments and agreements delivered or to be delivered to Bank in connection herewith have been duly executed and delivered by each Borrower and constitute the legal, valid, and binding obligation of each Borrower, enforceable against Borrower in accordance with their respective terms, except to the extent that (i) enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors, (ii) enforcement may be subject to general principles of equity, and (iii) the availability of the remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceedings for such remedies may be brought.
7.5    No Borrower has any right of offset, defense, counterclaim, dispute or disagreement of any kind or nature whatsoever with respect to any of its liabilities, obligations or indebtedness arising under or in connection with any Loan Document.
8.    As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:
(a)    this Amendment, duly executed by each Borrower;
(b)    a certificate of the Secretary of each Borrower with respect to resolutions and incumbency;
(c)    all Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts; and
(d)    such other documents, instruments and certificates and completion of such other matters, as Bank may reasonably deem necessary or appropriate.
9.    This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.
[Remainder of Page Left Blank]
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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

JAND, INC.

By:	/s/ Steve Miller
Title:	CFO

WARBY PARKER RETAIL, INC.

By:	/s/ Steve Miller
Title:	CFO

COMERICA BANK

By:	/s/ Jason Pan
Title:	Vice President
[Signature Page to Second Amendment to Loan and Security Agreement]

Execution Version
THIRD AMENDMENT TO
LOAN AND SECURITY AGREEMENT
This Third Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of August 10, 2017, by and among COMERICA BANK (“Bank”), JAND, INC., a Delaware corporation (“Parent”) and WARBY PARKER RETAIL, INC., a Delaware corporation (“WPRI”; or together with Parent each a “Borrower” and collectively the “Borrowers”).
RECITALS
A.    Borrowers and Bank are parties to that certain Loan and Security Agreement dated as of August 13, 2013, as amended, modified, supplemented, extended or restated from time to time including by that certain First Amendment to Loan and Security Agreement dated as of November 13, 2014 and that certain Second Amendment to Loan and Security Agreement dated as of March 31, 2016 (collectively, the “Agreement”).
B.    Borrowers have requested that Bank amend certain provisions of the Agreement, and, while Bank is under no obligation to do so, Bank is willing to amend the Agreement in accordance with and subject to the terms and conditions of this Amendment.
NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:
1.    Exhibit A to the Agreement is hereby amended by adding or amending and restating the following defined terms to read as follows:
“Pricing Addendum” means that certain Prime Referenced Rate Addendum to Loan and Security Agreement, by and between Bank and Borrower, dated as of the Third Amendment Closing Date, as amended, modified, supplemented or restated from time to time.
“Responsible Officer” means each of the Authorized Signers set forth in the most recent Corporation Resolutions and Incumbency Certificate - Authority to Procure Loans delivered to Bank.
“Third Amendment Closing Date” means August 10, 2017.
2.    Exhibit A to the Agreement is hereby further amended by amending and restating clause (f) of the definition of “Permitted Investments” to read as follows:
(f)    Investments consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the ordinary course of business not to exceed Five Hundred Thousand Dollars ($500,000) in the aggregate in any fiscal year, and (ii) loans to employees, officers or directors relating to the purchase of equity securities of Parent pursuant to employee stock purchase plan agreements approved by Parent’s Board of Directors or any committee thereof not to exceed Two Million Dollars ($2,000,000) in the aggregate in any fiscal year provided that such loans are cashless (other than cash payments to Parent by the obligor in repayment of such loans);

3.    Section 2.1 (b)(ii) of the Agreement is hereby amended and restated in its entirety as follows:
(ii)    Form of Request. Whenever a Borrower desires an Advance, such Borrower, or Parent as agent for such Borrower, will notify Bank (which notice shall be irrevocable) no later than 3:00 p.m. Eastern time, on the Business Day that the Advance is to be made. Each such notice shall be made in accordance with the Pricing Addendum. Bank is authorized to make Advances under this Agreement, based upon instructions received from a Responsible Officer, or without instructions if in Bank’s discretion such Advances are necessary to meet Obligations which have become due and remain unpaid. The notice shall be signed by a Responsible Officer. Bank will credit the amount of Advances made under this Section 2.1(b) to any Borrower’s deposit account.
4.    The Agreement is hereby amended by replacing the words “Payment/Advance Form” with “Loan Advance/Paydown Request Form” where they appear.
5.    Section 6.5 of the Agreement is hereby amended and restate in its entirety to read as follows:
6.5    Insurance. Borrowers will keep the Collateral in good condition and will protect it from loss, damage, or deterioration from any cause. Borrowers have and will maintain at all times (a) with respect to the Collateral, insurance under an “all risk” policy against fire and other risks customarily insured against, and (b) public liability insurance and other insurance as may be required by law or reasonably required by Bank. All personal property and hazard insurance policies shall be in amount, form and content, and written by companies as may be satisfactory to Bank, and shall contain a lender’s loss payable endorsement in favor of and acceptable to Bank. All real property insurance policies shall be in amount, form and content, and written by companies as may be satisfactory to Bank, and shall contain a mortgagee clause in favor of and acceptable to Bank. All general liability insurance policies shall be in amount, form and content, and written by companies as may be satisfactory to Bank, and shall show Bank as an additional insured. All such policies shall contain a provision whereby they may not be canceled except upon thirty (30) days’ prior written notice to Bank. Each Borrower will promptly deliver to Bank, at Bank’s request, evidence satisfactory to Bank that such insurance has been so procured and, with respect to casualty insurance, made payable to Bank. Each Borrower hereby appoints Bank, or any employee or agent of Bank, as Borrower’s attorney-in-fact, which appointment is coupled with an interest and irrevocable, and authorizes Bank, or any employee or agent of Bank, on behalf of each Borrower, to adjust and compromise any loss under said insurance and to endorse any check or draft payable to any Borrower in connection with returned or unearned premiums on said insurance or the proceeds of said insurance, and any amount so collected may be applied toward satisfaction of the Obligations; provided, however, that Bank shall not be required hereunder so to act. If any Borrower fails to maintain satisfactory insurance, Bank has the option (but not the obligation) to do so and each Borrower agrees to repay all amounts so expended to Bank immediately upon demand, together with interest at the highest lawful default rate which could be charged by Bank on any Obligations. Such amounts so expended by Bank shall constitute Obligations secured by this Agreement.
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6.    Section 6.6 of the Agreement is hereby amended and restate in its entirety to read as follows:
6.6    Accounts. Borrower shall maintain all its, and shall cause all of its Subsidiaries to maintain their, depository, operating, cash management accounts with Bank and all of its and their investment and securities accounts with Bank; provided, however, that so long as Borrowers at all times maintain at least Fifty Million Dollars ($50,000,000) in deposit accounts with Bank, Borrowers may maintain up to Thirty Million Dollars ($30,000,000) in deposit and investment balances in accounts outside of Bank, and, so long as no Event of Default exists, no account control agreements shall be required with respect to such accounts. Upon request of Bank Borrower shall promptly, and in any event within two (2) Business Days of request by Bank, provide Bank with a true, correct and complete listing of all deposit and securities accounts maintained outside of Bank by Borrower or any of its Subsidiaries.
7.    Section 11 of the Agreement is hereby amended and restate in its entirety to read as follows:
11.    CHOICE OF LAW, VENUE, AND JURISDICTION; JURY TRIAL WAIVER.
11.1    CHOICE OF LAW, VENUE, AND JURISDICTION. THE PARTIES HEREBY AGREE THAT THIS AGREEMENT AND ALL OTHER LOAN DOCUMENTS, INSTRUMENTS AND AGREEMENTS RELATED TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO ITS CONFLICTS OF LAW PROVISIONS. BORROWERS AND BANK EACH HEREBY IRREVOCABLY AND UNCONDITIONALLY (I) CONSENTS AND SUBMITS TO THE SOLE AND EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF CALIFORNIA, AND ANY APPELLATE COURT THEREOF, (II) AGREES THAT ALL ACTIONS AND PROCEEDINGS BASED UPON, ARISING OUT OF, RELATING TO OR OTHERWISE CONCERNING THIS AGREEMENT OR ANY OTHER DOCUMENT, INSTRUMENT OR AGREEMENT RELATED TO THIS AGREEMENT, INCLUDING ALL CLAIMS FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, SHALL SOLELY AND EXCLUSIVELY BE BROUGHT, HEARD, AND DETERMINED (LITIGATED) IN SUCH COURTS, (III) ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, THE SOLE AND EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, (IV) WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED UPON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO BRINGING OR MAINTAINING ANY SUCH ACTION OR PROCEEDING IN SUCH JURISDICTION, AND (V) AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT, OR ANY SUCH OTHER DOCUMENT, INSTRUMENT OR AGREEMENT. NOTHING HEREIN SHALL LIMIT THE RIGHT OF BANK TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY OTHER JURISDICTION IN
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CONNECTION WITH THE ENFORCEMENT OF ANY LIENS OR SECURITY INTERESTS IN FAVOR OF BANK ON ANY OF BORROWER’S PROPERTIES OR ASSETS.
11.2    JURY TRIAL WAIVER. THE UNDERSIGNED ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES. TO THE EXTENT PERMITTED BY LAW, EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS, HIS OR HER CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THE MUTUAL BENEFIT OF ALL PARTIES, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY OTHER DOCUMENT, INSTRUMENT OR AGREEMENT BETWEEN THE UNDERSIGNED PARTIES.
8.    Section 12 of the Agreement is hereby amended and restate in its entirety to read as follows:
12.    JUDICIAL REFERENCE PROVISION.
12.1    In the event the Jury Trial Waiver set forth above is not enforceable, the parties elect to proceed under this Judicial Reference Provision.
12.2    With the exception of the items specified in Section 12.3, below, any controversy, dispute or claim (each, a “Claim”) between the parties arising out of or relating to this Agreement or any other document, instrument or agreement between any one or more Borrowers and Bank (collectively in this Section, the “Loan Documents”), will be resolved by a reference proceeding in California in accordance with the provisions of Sections 638 et seq. of the California Code of Civil Procedure (“CCP”), or their successor sections, which shall constitute the exclusive remedy for the resolution of any Claim, including whether the Claim is subject to the reference proceeding. Except as otherwise provided in the Loan Documents, venue for the reference proceeding will be in the state or federal court in the county or district where the real property involved in the action, if any, is located or in the state or federal court in the county or district where venue is otherwise appropriate under applicable law (the “Court”).
12.3    The matters that shall not be subject to a reference are the following: (i) foreclosure of any security interests in real or personal property, (ii) exercise of self-help remedies (including, without limitation, set-off), (iii) appointment of a receiver and (iv) temporary, provisional or ancillary remedies (including, without limitation, writs of attachment, writs of possession, temporary restraining orders or preliminary injunctions). This Judicial Reference Provision does not limit the right of any party to exercise or oppose any of the rights and remedies described in clauses (i) and (ii) or to seek or oppose from a court of competent jurisdiction any of the items described in clauses (iii) and (iv). The exercise of, or opposition to, any of those items does not waive the right of any party to a reference proceeding pursuant to this Judicial Reference Provision as provided herein.
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12.4    The referee shall be a retired judge or justice selected by mutual written agreement of the parties. If the parties do not agree within ten (10) days of a written request to do so by any party, then, upon request of any party, the referee shall be selected by the Presiding Judge of the Court (or his or her representative). A request for appointment of a referee may be heard on an ex parte or expedited basis, and the parties agree that irreparable harm would result if ex parte relief is not granted. Pursuant to CCP § 170.6, each party shall have one peremptory challenge to the referee selected by the Presiding Judge of the Court (or his or her representative).
12.5    The parties agree that time is of the essence in conducting the reference proceedings. Accordingly, the referee shall be requested, subject to change in the time periods specified herein for good cause shown, to (i) set the matter for a status and trial-setting conference within fifteen (15) days after the date of selection of the referee, (ii) if practicable, try all issues of law or fact within one hundred twenty (120) days after the date of the conference and (iii) report a statement of decision within twenty (20) days after the matter has been submitted for decision.
12.6    The referee will have power to expand or limit the amount and duration of discovery. The referee may set or extend discovery deadlines or cutoffs for good cause, including a party’s failure to provide requested discovery for any reason whatsoever. Unless otherwise ordered based upon good cause shown, no party shall be entitled to “priority” in conducting discovery, depositions may be taken by either party upon seven (7) days written notice, and all other discovery shall be responded to within fifteen (15) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding.
12.7    Except as expressly set forth herein, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter, except that when any party so requests, a court reporter will be used at any hearing conducted before the referee, and the referee will be provided a courtesy copy of the transcript. The party making such a request shall have the obligation to arrange for and pay the court reporter. Subject to the referee’s power to award costs to the prevailing party, the parties will equally share the cost of the referee and the court reporter at trial.
12.8    The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, enter equitable orders that will be binding on the parties and rule on any motion which would be authorized in a court proceeding, including without limitation motions for summary judgment or summary adjudication. The referee shall issue a decision at the close of the reference proceeding which disposes of all claims of the parties that are the subject of the reference. Pursuant to CCP § 644, such decision shall be entered by the Court as a judgment or an order in the same manner as if the action had been tried by the Court and
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any such decision will be final, binding and conclusive. The parties reserve the right to appeal from the final judgment or order or from any appealable decision or order entered by the referee. The parties reserve the right to findings of fact, conclusions of laws, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this provision.
12.9    If the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by reference procedure will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge or justice, in accordance with the California Arbitration Act §1280 through §1294.2 of the CCP as amended from time to time. The limitations with respect to discovery set forth above shall apply to any such arbitration proceeding.
12.10    THE PARTIES RECOGNIZE AND AGREE THAT ALL CONTROVERSIES, DISPUTES AND CLAIMS RESOLVED UNDER THIS JUDICIAL REFERENCE PROVISION WILL BE DECIDED BY A REFEREE AND NOT BY A JURY. AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS, HIS OR HER OWN CHOICE, EACH PARTY KNOWINGLY AND VOLUNTARILY, AND FOR THE MUTUAL BENEFIT OF ALL PARTIES, AGREES THAT THIS JUDICIAL REFERENCE PROVISION WILL APPLY TO ANY CONTROVERSY, DISPUTE OR CLAIM BETWEEN OR AMONG THEM ARISING OUT OF OR IN ANY WAY RELATED TO, THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS.
9.    Section 13.2 of the Agreement is hereby amended and restated in its entirety to read as follows:
13.2    INDEMNIFICATION AND HOLD HARMLESS. WITHOUT LIMITING ANY OTHER PROVISIONS OF THIS AGREEMENT, EACH BORROWER AGREES TO INDEMNIFY AND HOLD BANK HARMLESS FROM AND AGAINST ALL LOSSES, COSTS, DAMAGES, LIABILITIES AND EXPENSES, INCLUDING, WITHOUT LIMITATION, IN-HOUSE AND OUTSIDE ATTORNEYS’ FEES AND DISBURSEMENTS, INCURRED BY BANK IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR ANY LOANS OR TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR BY REASON OF ANY DEFAULT OR EVENT OF DEFAULT, OR ENFORCING THE OBLIGATIONS OF ANY BORROWER OR ANY LOAN PARTY UNDER THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AS APPLICABLE, OR IN EXERCISING ANY RIGHTS OR REMEDIES OF BANK OR IN THE PROSECUTION OR DEFENSE OF ANY ACTION OR PROCEEDING CONCERNING ANY MATTER GROWING OUT OF OR CONNECTED WITH THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS; PROVIDED, HOWEVER, THAT THE FOREGOING SHALL NOT BE APPLICABLE, AND BORROWERS SHALL NOT BE LIABLE FOR ANY SUCH LOSSES, COSTS, DAMAGES, LIABILITIES OR EXPENSES, TO THE EXTENT (BUT ONLY TO THE EXTENT) THE SAME ARISE OR RESULT FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF BANK OR ANY OF ITS AGENTS
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OR EMPLOYEES. THE PROVISIONS OF THIS SECTION SHALL SURVIVE REPAYMENT OF THE INDEBTEDNESS AND SATISFACTION OF ALL OBLIGATIONS OF EACH BORROWER TO BANK AND TERMINATION OF THIS AGREEMENT.
10.    Section 13.9 of the Agreement is hereby amended and restated in its entirety to read as follows:
13.9    Confidentiality. In handling any confidential information, Bank and all employees and agents of Bank shall exercise the same degree of care that Bank exercises with respect to its own proprietary information of the same types to maintain the confidentiality of any non-public information thereby received or received pursuant to this Agreement except that disclosure of such information may be made (i) to the parent, subsidiaries, or Affiliates of Bank and the service providers of Bank in connection with their present or prospective business relations with any Borrower, (ii) to prospective transferees, participants, or purchasers of any interest in the Obligations (provided, however, Bank shall use its commercially reasonable efforts to obtain such prospective transferee’s or purchaser’s to the terms of this provision or to a confidentiality agreement with Bank with terms no less restrictive than those contained herein), (iii) as required by law, regulations, rule or order, subpoena, judicial order or similar order, (iv) as may be required in connection with the examination, audit or similar investigation of Bank, (v) to Bank’s accountants, auditors and regulators, and (vi) as Bank may determine in connection with the enforcement of any remedies under any of the Loan Documents, and (vii) to third-party service providers of Bank so long as such service providers have executed a confidentiality agreement with Bank with terms no less restrictive than those contained herein. Confidential information hereunder shall not include information that either: (a) is in the public domain or in the knowledge or possession of Bank when disclosed to Bank, or becomes part of the public domain after disclosure to Bank through no fault of Bank; or (b) is disclosed to Bank by a third party, provided Bank does not have actual knowledge that such third party is prohibited from disclosing such information.
11.    Exhibit C to the Agreement is hereby deleted in its entirety.
12.    Exhibit E to the Agreement is hereby amended and restated and replaced with Exhibit E attached hereto.
13.    The Pricing Addendum is hereby amended and restated, in its entirety, and replaced with the Pricing Addendum attached hereto as Exhibit F.
14.    No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrowers of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.
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15.    Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Each Borrower ratifies and reaffirms the continuing effectiveness of all promissory notes, guaranties, security agreements, mortgages, deeds of trust, environmental agreements, and all other instruments, documents and agreements entered into in connection with the Agreement. Each Borrower hereby further affirms its absolute and unconditional promise to pay to Bank the Advances, Growth Capital Advances, other Credit Extensions and all other amounts due under the Letters of Credit and the other Loan Documents (including, without limitation, the Obligations), at the times and in the amounts provided for therein. Each Borrower confirms and agrees that the obligations of each Borrower to Bank under the Agreement as supplemented hereby are secured by and entitled to the benefits of the Loan Documents. The parties agree that this Amendment shall be deemed to be one of the Loan Documents under the Agreement. Nothing in this Amendment shall constitute a satisfaction of any of Borrowers’ Obligations.
16.    In order to induce Bank to enter into this Amendment, each Borrower hereby represents and warrants to Bank as follows:
16.1    The representations and warranties contained in the Agreement and the other Loan Documents were true and correct in all material respects when made and continue to be true and correct in all material respects as of the date of this Amendment (provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date).
16.2    Both before and immediately after giving effect to this Amendment and the other transactions contemplated hereby, no Event of Default, or other event or circumstance that with the giving of notice or the passage of time could become an Event of Default, has occurred and is continuing.
16.3    The execution, delivery, and performance by Borrowers of this Amendment and the other documents, instruments and agreements delivered or to be delivered to Bank in connection herewith (i) are within the corporate powers of each Borrower and have been duly authorized by all necessary corporate action on the part of Borrower, (ii) do not require any governmental or third party consents, except those which have been duly obtained and are in full force and effect, (iii) do not and will not conflict with any requirement of law, any Borrower’s articles or certificate of incorporation, bylaws, partnership agreement, operating agreement, minutes or resolutions, (iv) after giving effect to this Amendment, do not result in any breach of or constitute a default under any agreement or instrument to which any Borrower or any of their Subsidiaries is a party or by which any Borrower or any of their Subsidiaries or their respective properties are bound, and (v) do not result in or require the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature upon any of the assets or properties of any Borrower, other than those in favor of Bank.
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16.4    This Amendment and the other instruments and agreements delivered or to be delivered to Bank in connection herewith have been duly executed and delivered by each Borrower and constitute the legal, valid, and binding obligation of each Borrower, enforceable against Borrower in accordance with their respective terms, except to the extent that (i) enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors, (ii) enforcement may be subject to general principles of equity, and (iii) the availability of the remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceedings for such remedies may be brought.
16.5    No Borrower has any right of offset, defense, counterclaim, dispute or disagreement of any kind or nature whatsoever with respect to any of its liabilities, obligations or indebtedness arising under or in connection with any Loan Document.
17.    As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:
(a)    this Amendment, duly executed by each Borrower;
(b)    a certificate of the Secretary of each Borrower with respect to resolutions and incumbency;
(c)    all Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts; and
(d)    such other documents, instruments and certificates and completion of such other matters, as Bank may reasonably deem necessary or appropriate.
18.    This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.
[Remainder of Page Left Blank]
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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

JAND, INC.

By:	/s/ Steve Miller

Title:	CFO

WARBY PARKER RETAIL, INC.

By:	/s/ Steve Miller

Title:	CFO

COMERICA BANK

By:	/s/ Jason Pan

Title:	Vice President
[Signature Page to Third Amendment to Loan and Security Agreement]

EXHIBIT E
COMPLIANCE CERTIFICATE

Please send all Required Reporting to:	Comerica Bank Technology & Life Sciences Division Loan Analysis Department 1800 Bering Drive San Jose, CA 95112 Fax: [(***) ***-****] Email: Jason Pan: [******]@comerlca.com [*************]@comerlca.com
FROM:    JAND, INC., for and on behalf of all co-Borrowers
The undersigned authorized Officer of JAND, INC. (“Borrower”), for an on behalf of all Borrowers under the Agreement (as defined below), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement among Borrower, the other Borrowers and Bank (the “Agreement”), (i) each Borrower is in complete compliance for the period ending ___________________________________ with all required covenants, including without limitation the ongoing registration of intellectual property rights in accordance with Section 6.8, except as noted below and (ii) all representations and warranties of each Borrower stated in the Agreement are true and correct in all material respects on and as of the date hereof as though made at and as of each such date (provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date). Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.
Please indicate compliance status by circling Yes/No under “Complies” or “Applicable” column.

REPORTING COVENANTS	REQUIRED	COMPLIES

Company Prepared F/S	Monthly, within 30 days*	YES	NO
Compliance Certificate	Monthly, within 30 days*	YES	NO
CPA Audited, Unqualified F/S	Annually, by August 31 for prior FY	YES	NO
Borrowing Base Cert., and inventory report	Monthly, within 30 days**	YES	NO
Annual Business Plan (incl. operating budget)	Annually, by March 15 of each FY	YES	NO
Audit	Semi-annual	YES	NO

If Public:
10-Q	Quarterly, within 5 days of SEC filing (50 days)	YES	NO
10-K	Annually, within 5 days of SEC filing (95 days)	YES	NO

Total amount of Borrowers’ cash and investments	Amount: $____________________	YES	NO
Total amount of Borrowers’ cash and investments maintain with Bank	Amount: $____________________	YES	NO
* quarterly w/in 30 days during Limited Reporting Period
** not required during Limited Reporting Period.
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	DESCRIPTION	APPLICABLE

Legal Action > $300,000	Notify promptly upon notice ________________	YES	NO
Inventory Disputes > $100,000	Notify promptly upon notice ________________	YES	NO
Cross default with other agreements >$300,000	Notify promptly upon notice ________________	YES	NO
Judgments > $3,000,000	Notify promptly upon notice ________________	YES	NO

FINANCIAL COVENANTS	REQUIRED	ACTUAL	COMPLIES

TO BE TESTED MONTHLY, UNLESS OTHERWISE NOTED:

Minimum Liquidity	>$2,000,000	$_________________________	YES	NO

OTHER COVENANTS	REQUIRED	ACTUAL	COMPLIES

Permitted Indebtedness for equipment leases	<$2,000,000	__________________________	YES	NO
Permitted Investments for stock repurchase	<$750,000	__________________________	YES	NO
Permitted Investments for subsidiaries	<$500,000	__________________________	YES	NO
Permitted Investments for employee loans (cashless)	<$2,000,000	__________________________	YES	NO
Permitted Investments for joint ventures	<$500,000	__________________________	YES	NO
Permitted Liens for equipment leases	<$2,000,000	__________________________	YES	NO
Permitted Transfers	<$300,000	__________________________	YES	NO
Please Enter Below Comments Regarding Violations:
The Officer further acknowledges that at any time Borrower is not in compliance with all the terms set forth in the Agreement, including, without limitation, the financial covenants, no credit extensions will be made.

Very truly yours,

Authorized Signer

Name:

Title:

EXECUTION
FOURTH AMENDMENT AND WAIVER
TO LOAN AND SECURITY AGREEMENT
This Fourth Amendment and Waiver to Loan and Security Agreement (this “Amendment”) is entered into as of September 10, 2018, by and among COMERICA BANK (“Bank”), JAND, INC., a Delaware corporation (“Parent”) and WARBY PARKER RETAIL, INC., a Delaware corporation (“WPRI”; or together with Parent each a “Borrower” and collectively the “Borrowers”).
RECITALS
A.    Borrowers and Bank are parties to that certain Loan and Security Agreement dated as of August 13, 2013, as amended, modified, supplemented, extended or restated from time to time including by that certain First Amendment to Loan and Security Agreement dated as of November 13, 2014, that certain Second Amendment to Loan and Security Agreement dated as of March 31, 2016 and that certain Third Amendment to Loan and Security Agreement dated as of August 10, 2017 (collectively, the “Agreement”).
B.    Borrowers have notified Bank that certain Events of Default have occurred and are continuing under the Agreement arising from violations of Section 7.7 of the Agreement due to Borrower’s extension of loans after August 1, 2017 and prior to the date of this Amendment, to employees, officers or directors relating to the purchase of equity securities of Parent pursuant to employee stock purchase plan agreements in excess of the aggregate amount permitted under clause (f) of the definition of Permitted Investments in the Agreement (the “Existing Defaults”). The Existing Defaults entitle Bank immediately to enforce any and all the remedies set forth in the Agreement and applicable law.
C.    Borrowers have requested that Bank waive the Existing Defaults and amend certain provisions of the Agreement, and, while Bank is under no obligation to do so, Bank is willing to grant such waiver and to amend the Agreement in accordance with and subject to the terms and conditions of this Amendment.
NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:
1.    Section 8.8 of the Agreement is hereby amended and restated in its entirety to read as follows:
8.8     Judgments: Settlements. If one or more (a) judgments, orders, decrees or arbitration awards requiring any Borrower and/or its Subsidiaries to pay an aggregate amount of Three Million Dollars ($3,000,000) or greater shall be rendered against any Borrower and/or its Subsidiaries and the same shall not have been vacated or stayed within ten (10) days thereafter (provided that no Credit Extensions will be made prior to such matter being vacated or stayed); or (b) settlements is agreed upon by any Borrower and/or its Subsidiaries for the payment by any Borrower and/or its Subsidiaries of an aggregate amount of Three Million Dollars ($3,000,000) or greater or that could reasonably be expected to have a Material Adverse Effect.
2.    Exhibit A to the Agreement is hereby amended by amending and restating clause (f) of the definition of “Permitted Investments” to read as follows:
(f) Investments consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the ordinary course of business not to exceed Five Hundred Thousand Dollars ($500,000) in the aggregate in any fiscal year, and (ii) loans to employees, officers or directors relating to the purchase of equity securities of Parent pursuant to employee stock purchase plan agreements approved by Parent’s Board of Directors or any committee thereof not to exceed Ten Million Dollars ($10,000,000) in the aggregate in any fiscal year provided that such loans are cashless (other than cash payments to Parent by the obligor in repayment of such loans);
3.    Exhibit E to the Agreement is hereby amended and restated and replaced with Exhibit E attached hereto.
4.    Limited Waiver.
4.1    Borrowers hereby acknowledge, and subject to and on the terms set forth herein, Bank hereby waives, the Existing Defaults (the “Default Waiver”). Each Borrower acknowledges and agrees that, but for the Default Waiver, the Existing Defaults would have entitled Bank to exercise all the remedies available to Bank under the Agreement and applicable law. Each Borrower waives all notices of default and rights to cure that are otherwise provided in the Agreement or applicable law, including, but not limited to, rights to notice and redemption under California Uniform Commercial Code sections 9611, 9620 and 9623. Each Borrower further waives any claim that a sale or other disposition by Bank of the Collateral is not commercially reasonable because Bank disclaims any warranties with respect to such sale or other disposition, including, without limitation, disclaimers of warranties relating to title, possession, quiet enjoyment, or the like.
4.2    Notwithstanding the foregoing, the Default Waiver: (a) in no way shall be deemed to be a waiver by Bank of, or an agreement by Bank to waive, any covenant, liability or obligation of any Borrower or any other Person or to waive any right, power, or remedy of Bank, except as expressly set forth herein; (b) shall not limit or impair Bank’s right to demand strict performance of any Borrower’s liabilities and obligations to Bank and the Obligations under the Agreement at all times following the date hereof, including Section 7.7 the Agreement; (c) in no way shall obligate Bank to make any future waivers, consents or modifications to the Agreement or any other Loan Document; and (d) is not a continuing waiver with respect to any failure to perform any Obligation. Each Borrower acknowledges and agrees that: (i) Bank does not waive any other failure by Borrower to perform its Obligations under the Loan Documents, and Bank does not waive the requirements Section 7.7 of the Agreement other than with respect to the Existing Defaults for instances and the periods of time expressly specified above, and (ii) Bank is relying upon each Borrower’s representations, warranties and agreements, as set forth herein and in the Loan Documents in granting the foregoing waiver.

5.    No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrowers of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.
6.    Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Each Borrower ratifies and reaffirms the continuing effectiveness of all promissory notes, guaranties, security agreements, mortgages, deeds of trust, environmental agreements, and all other instruments, documents and agreements entered into in connection with the Agreement. Each Borrower hereby further affirms its absolute and unconditional promise to pay to Bank the Advances, Growth Capital Advances, other Credit Extensions and all other amounts due under the Letters of Credit and the other Loan Documents (including, without limitation, the Obligations), at the times and in the amounts provided for therein. Each Borrower confirms and agrees that the obligations of each Borrower to Bank under the Agreement as supplemented hereby are secured by and entitled to the benefits of the Loan Documents. The parties agree that this Amendment shall be deemed to be one of the Loan Documents under the Agreement. Nothing in this Amendment shall constitute a satisfaction of any of Borrowers’ Obligations.
7.    Release.
7.1    Each Borrower acknowledges that Bank would not enter into this Amendment, including the Default Waiver, without such Borrower’s assurance hereunder. Each Borrower hereby absolutely discharges and releases Bank, any person or entity that has obtained any interest from Bank under the Agreement and each of Bank’s and such entity’s former and present partners, stockholders, officers, directors, employees, successors, assignees, agents and attorneys from any known claims which any Borrower now has against Bank of any nature, whether founded in contract, in tort or pursuant to any other theory of liability, including but not limited to any claims arising out of or related to the Agreement or the transactions contemplated thereby.
7.2    [Reserved].
7.3    The provisions, waivers and releases set forth in this section are binding upon each Borrower and each Borrower’s stockholders, agents, employees, assigns and successors in interest. The provisions, waivers and releases of this section shall inure to the benefit of Bank and its agents, employees, officers, directors, assigns and successors in interest.
7.4    Each Borrower warrants and represents that Borrower is the sole and lawful owner of all right, title and interest in and to all of the claims released hereby and no Borrower has heretofore voluntarily, by operation of law or otherwise, assigned or transferred or purported to assign or transfer to any person any such claim or any portion thereof. Each Borrower shall indemnify and hold harmless Bank from and against any claim, demand, damage, debt, liability (including payment of attorneys’ fees and costs actually incurred whether or not litigation is commenced) based on or arising out of any assignment or transfer.
7.5    The provisions of this section shall survive payment in full of the Obligations, full performance of all the terms of this Amendment and the Agreement, and/or Bank’s actions to exercise any remedy available under the Agreement or otherwise.
8.    In order to induce Bank to enter into this Amendment, each Borrower hereby represents and warrants to Bank as follows:
8.1    The representations and warranties contained in the Agreement and the other Loan Documents were true and correct in all material respects when made and continue to be true and correct in all material respects as of the date of this Amendment (provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date).
8.2    Both before and immediately after giving effect to this Amendment and the other transactions contemplated hereby, no Event of Default (other than the Existing Defaults), or other event or circumstance that with the giving of notice or the passage of time could become an Event of Default, has occurred and is continuing.
8.3    The execution, delivery, and performance by Borrowers of this Amendment and the other documents, instruments and agreements delivered or to be delivered to Bank in connection herewith (i) are within the corporate powers of each Borrower and have been duly authorized by all necessary corporate action on the part of Borrower, (ii) do not require any governmental or third party consents, except those which have been duly obtained and are in full force and effect, (iii) do not and will not conflict with any requirement of law, any Borrower’s articles or certificate of incorporation, bylaws, partnership agreement, operating agreement, minutes or resolutions, (iv) after giving effect to this Amendment, do not result in any breach of or constitute a default under any agreement or instrument to which any Borrower or any of their Subsidiaries is a party or by which any Borrower or any of their Subsidiaries or their respective properties are bound, and (v) do not result in or require the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature upon any of the assets or properties of any Borrower, other than those in favor of Bank.
8.4    This Amendment and the other instruments and agreements delivered or to be delivered to Bank in connection herewith have been duly executed and delivered by each Borrower and constitute the legal, valid, and binding obligation of each Borrower, enforceable against Borrower in accordance with their respective terms, except to the extent that (i) enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors, (ii) enforcement may be subject to general principles of equity, and (iii) the availability of the remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceedings for such remedies may be brought.

8.5    No Borrower has any right of offset, defense, counterclaim, dispute or disagreement of any kind or nature whatsoever with respect to any of its liabilities, obligations or indebtedness arising under or in connection with any Loan Document.
9.    As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:
(a)    this Amendment, duly executed by each Borrower;
(b)    a certificate of the Secretary of each Borrower with respect to resolutions and incumbency;
(c)    all Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts; and
(d)    such other documents, instruments and certificates and completion of such other matters, as Bank may reasonably deem necessary or appropriate.
10.    This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.
[Remainder of Page Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

JAND, INC.

By:	/s/ Steve Miller
Title:	CFO

WARBY PARKER RETAIL, INC.

By:	/s/ Steve Miller
Title:	CFO

COMERICA BANK

By:	/s/ Jason Pan
Title:	Vice President
[Signature Page to Fourth Amendment and Waiver to Loan and Security Agreement]

EXHIBIT E
COMPLIANCE CERTIFICATE
Please send all Required Reporting to:    Comerica Bank
Technology & Life Sciences Division
Loan Analysis Department
1800 Bering Drive
San Jose, CA 95112
Fax: [(***) ***-****]
Email: Jason Pan: ****@comerica.com
***************@comerica.com
FROM:    JAND, INC., for and on behalf of all co-Borrowers
The undersigned authorized Officer of JAND, INC. (“Borrower”), for an on behalf of all Borrowers under the Agreement (as defined below), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement among Borrower, the other Borrowers and Bank (the “Agreement”), (i) each Borrower is in complete compliance for the period ending ________________ with all required covenants, including without limitation the ongoing registration of intellectual property rights in accordance with Section 6.8, except as noted below and (ii) all representations and warranties of each Borrower stated in the Agreement are true and correct in all material respects on and as of the date hereof as though made at and as of each such date (provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date). Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.
Please indicate compliance status by circling Yes/No under “Complies” or “Applicable” column.

REPORTING COVENANTS	REQUIRED	COMPLIES
Company Prepared F/S	Monthly, within 30 days*	YES	NO
Compliance Certificate	Monthly, within 30 days*	YES	NO
CPA Audited, Unqualified F/S	Annually, by August 31 for prior FY	YES	NO
Borrowing Base Cert., and inventory report	Monthly, within 30 days**	YES	NO
Annual Business Plan (incl. operating budget)	Annually, by March 15 of each FY	YES	NO
Audit	Semi-annual	YES	NO

If Public:
10-Q	Quarterly, within 5 days of SEC filing (50 days)	YES	NO
10-K	Annually, within 5 days of SEC filing (95 days)	YES	NO
Total amount of Borrowers’ cash and investments	Amount: $ _________________________	YES	NO
Total amount of Borrowers’ cash and investments	Amount: $ _________________________	YES	NO
maintain with Bank

* quarterly w/in 30 days during Limited Reporting Period
** not required during Limited Reporting Period.

	DESCRIPTION	APPLICABLE
Legal Action > $300,000	Notify promptly upon notice ____________	YES	NO
Inventory Disputes > $100,000	Notify promptly upon notice ____________	YES	NO
Cross default with other agreements >$3,000,000	Notify promptly upon notice ____________	YES	NO
Judgment > $3,000,000	Notify promptly upon notice ____________	YES	NO

FINANCIAL COVENANTS	REQUIRED	ACTUAL	COMPLIES
TO BE TESTED MONTHLY, UNLESS OTHERWISE NOTED:
Minimum Liquidity	>$2,000,000	$_____________	YES	NO
OTHER COVENANTS	REQUIRED	ACTUAL	COMPLIES
Permitted Indebtedness for equipment leases	<$2,000,000	_____________	YES	NO
Permitted Investments for stock repurchase	<$750,000	_____________	YES	NO
Permitted Investments for subsidiaries	<$500,000	_____________	YES	NO
Permitted Investments for employee loans(cashless)	<$10,000,000	_____________	YES	NO
Permitted Investments for joint ventures	<$500,000	_____________	YES	NO
Permitted Liens for equipment leases	<$2,000,000	_____________	YES	NO
Permitted Transfers	<$300,000	_____________	YES	NO
Please Enter Below Comments Regarding Violations:

The Officer further acknowledges that at any time any Borrower is not in compliance with all the terms set forth in the Agreement, including, without limitation, the financial covenants, no credit extensions will be made.

Very truly yours.

/s/ Steve Miller
Authorized Signer

Name:	STEVE MILLER

Title:	CFO

Corporation Resolutions and Incumbency Certification
Authority to Procure Loans
I certify that I am the duly elected and qualified Secretary of JAND, INC., a Delaware corporation (the “Corporation”); that the Corporation’s exact legal name is set forth above; that the Corporation is a corporation duly organized, existing and in good standing under the laws of the State of Delaware; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes.
Copy of Resolutions:
Be it Resolved, That:
1.    Any one (1) of the Chief Executive Officer, Chief Financial Officer, President, Secretary or Treasurer of the Corporation are/is authorized, for, on behalf of, and in the name of the Corporation to:
(a)    Negotiate and procure loans, letters of credit and other credit or financial accommodations from Comerica Bank (“Bank”), a Texas banking association, from time to time, including without limitation that certain Loan and Security Agreement dated as of August 13, 2013, as may be subsequently amended, modified, supplemented, extended or restated from time to time (the “Loan Agreement”).
(b)    Discount with the Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;
(c)    Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness (as defined in the Loan Agreement) or other securities owned by the Corporation, whether or not registered in the name of the Corporation;
(d)    Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation;
(e)    Issue a warrant or warrants to purchase the Corporation’s capital stock;
(f)    Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these resolutions, and any and all amendments or modifications thereto, any or all of which may relate to all or to substantially all of the Corporation’s property and assets; and
(g)    Appoint, delegate and authorize such other person(s) (the “Delegated Person(s)”) as may be designated in writing from time to time by the above referenced Authorized Signer(s), or any one or more of them, to (i) request loans, advances and/or letters of credit under any line of credit, loan or other credit or financial accommodation made available by Bank to or in favor of the Corporation, and to execute and/or deliver unto Bank, in form and content as may be required by the Bank, such agreements, instruments and documents as may be necessary or required to carry out such purposes, (ii) make loan payments for and on behalf of the Corporation, and (iii) execute and certify borrowing base certificates, account agings, inventory reports and collateral reports (together with any other documents, reports and certificates required to be delivered in connection with any of the foregoing) for and on behalf of the Corporation.
2.    Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the Authorized Signer(s) or Delegated Person(s) (if any), whether so payable to the order of any of said Authorized Signer(s) or Delegated Person(s) (if any) in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said Authorized Signer(s) or Delegated Person(s) (if any) or not.
3.    Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.
4.    These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).
5.    Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.
6.    The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.
I further certify that the above Resolutions are in full force and effect as of the date of this Certificate; that these Resolutions and any borrowings or financial accommodations under these Resolutions have been properly noted in the corporate books and records, and have not been rescinded, annulled, revoked or modified; that neither the foregoing Resolutions nor any actions to be taken pursuant to them are or will be in contravention of any provision of the Certificate of incorporation or bylaws of the Corporation or of any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound; and that neither the Certificate of incorporation nor bylaws of the Corporation nor any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound require the vote or consent of shareholders of the Corporation to authorize any act, matter or thing described in the foregoing Resolutions.

I further certify that the following named persons (“Authorized Persons”) have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine, original signatures of each respectively. I acknowledge and agree that the Authorized Persons may sign this certificate in multiple counterparts, each of which shall be deemed an original instrument, and all of which shall constitute a single certificate, and that the signature of any Authorized Signer to any counterpart shall be deemed certified by me in accordance with this certification. I or the Bank may assemble the signatures from one or more counterparts and attach them to any other counterpart for the purpose of having a single document containing all the signatures of the Authorized Signers. Delivery of an executed counterpart of a signature to this certificate by telecopy, emailed portable document format (“pdf’), or tagged image file format (“tiff”) or any other electronic means that reproduces an image of the actual executed signature of the Authorized Signer shall be effective as delivery of an original executed counterpart of this certificate. I or the party sending an executed counterpart of his/her signature to this certificate by telecopy, pdf, tiff or any other electronic means shall also send the original thereof to Bank within five (5) days thereafter, but failure to do so shall not affect my certification of such signature and incumbency of such party.
(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

NAME (Type or Print)	TITLE	SIGNATURE
Steve Miller	CFO	/s/ Steve Miller

I further certify that attached as Exhibit A hereto is a true, correct and complete copy of the Corporation’s Certificate of Incorporation (including amendments), as filed with the Delaware Secretary of State. Such Certificate of Incorporation has not been amended, annulled, rescinded, revoked or supplemented, and remains in full force and effect as of the date hereof.
I further certify that attached as Exhibit B hereto is a true, correct and complete copy of Borrower’s By-Laws (including amendments). Such By-Laws have not been amended, annulled, rescinded, revoked or supplemented, and remain in full force and effect as of the date hereof.
In Witness Whereof, I have affixed my name as Secretary and have caused the corporate seal (where available) of said Corporation to be affixed on June 29, 2018.

/s/ David Gilboa
Secretary
***

The Above Statements are Correct.	/s/ Steve Miller
SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE A SHAREHOLDER OTHER THAN SECRETARY WHEN SECRETARY IS AUTHORIZED TO SIGN ALONE.
Failure to complete the above when the Secretary is authorized to sign alone shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.

Corporation Resolutions and Incumbency Certification
Authority to Procure Loans
I certify that I am the duly elected and qualified Secretary of WARBY PARKER RETAIL, INC., a Delaware corporation (the “Corporation”); that the Corporation’s exact legal name is set forth above; that the Corporation is a corporation duly organized, existing and in good standing under the laws of the State of Delaware; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes.
Copy of Resolutions:
Be it Resolved, That:
1.    Any one (1) of the President, Secretary or Treasurer of the Corporation are/is authorized, for, on behalf of, and in the name of the Corporation to:
(a)    Negotiate and procure loans, letters of credit and other credit or financial accommodations from Comerica Bank (“Bank”), a Texas banking association, from time to time, including without limitation that certain Loan and Security Agreement dated as of August 13, 2013, as may be subsequently amended, modified, supplemented, extended or restated from time to time (the “Loan Agreement”.
(b)    Discount with the Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;
(c)    Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness (as defined in the Loan Agreement) or other securities owned by the Corporation, whether or not registered in the name of the Corporation;
(h)    Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation;
(i)    Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these resolutions, and any and all amendments or modifications thereto, any or all of which may relate to all or to substantially all of the Corporation’s property and assets; and
(j)     Appoint, delegate and authorize such other person(s) (the “Delegated Person(s)”) as may be designated in writing from time to time by the above referenced Authorized Signer(s), or any one or more of them, to (i) request loans, advances and/or letters of credit under any line of credit, loan or other credit or financial accommodation made available by Bank to or in favor of the Corporation, and to execute and/or deliver unto Bank, in form and content as may be required by the Bank, such agreements, instruments and documents as may be necessary or required to carry out such purposes, (ii) make loan payments for and on behalf of the Corporation, and (iii) execute and certify borrowing base certificates, account agings, inventory reports and collateral reports (together with any other documents, reports and certificates required to be delivered in connection with any of the foregoing) for and on behalf of the Corporation..
2.    Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the persons so authorized to sign, whether so payable to the order of any of said persons in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said persons or not;
3.    Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.
4.    These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).
5.    Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.
6.    The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.
I further certify that the above Resolutions are in full force and effect as of the date of this Certificate; that these Resolutions and any borrowings or financial accommodations under these Resolutions have been properly noted in the corporate books and records, and have not been rescinded, annulled, revoked or modified; that neither the foregoing Resolutions nor any actions to be taken pursuant to them are or will be in contravention of any provision of the Certificate of incorporation or bylaws of the Corporation or of any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound; and that neither the Certificate of incorporation nor bylaws of the Corporation nor any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound require the vote or consent of shareholders of the Corporation to authorize any act, matter or thing described in the foregoing Resolutions.
I further certify that the following named persons (“Authorized Persons”) have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine, original signatures of each respectively. I acknowledge and agree that the Authorized Persons may sign this certificate in multiple counterparts, each of which shall be deemed an original instrument, and all of which shall constitute a single certificate, and that the signature of any Authorized Signer to any counterpart shall be deemed certified by me in accordance with this certification. I or the Bank may assemble the signatures from one or more counterparts and attach them to any other counterpart for the purpose of having a single document containing all the signatures of the Authorized Signers. Delivery of an executed counterpart of a signature to this certificate by telecopy, emailed portable document format (“pdf’), or tagged image file format (“tiff’) or any other electronic means that reproduces an image of the actual executed signature of the Authorized Signer shall be effective as delivery of an original executed counterpart of this certificate. I or the party sending an executed counterpart of his/her signature to this certificate by telecopy, pdf, tiff or any other electronic means shall also send the original thereof to Bank within five (5) days thereafter, but failure to do so shall not affect my certification of such signature and incumbency of such party.
(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

NAME (Type or Print)	TITLE	SIGNATURE
David Gilboa	Co-CEO	/s/ David Gilboa

I further certify that attached as Exhibit A hereto is a true, correct and complete copy of the Corporation’s Certificate of Incorporation (including amendments), as filed with the Delaware Secretary of State. Such Certificate of Incorporation has not been amended, annulled, rescinded, revoked or supplemented, and remains in full force and effect as of the date hereof.
I further certify that attached as Exhibit B hereto is a true, correct and complete copy of Borrower’s By-Laws (including amendments). Such By-Laws have not been amended, annulled, rescinded, revoked or supplemented, and remain in full force and effect as of the date hereof.
In Witness Whereof, I have affixed my name as Secretary and have caused the corporate seal (where available) of said Corporation to be affixed on June 29, 2018.

/s/ David Gilboa
Secretary

***

The Above Statements are Correct.	/s/ Steve Miller
SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE A SHAREHOLDER OTHER THAN SECRETARY WHEN SECRETARY IS AUTHORIZED TO SIGN ALONE.
Failure to complete the above when the Secretary is authorized to sign alone shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.

EXECUTION
FIFTH AMENDMENT AND WAIVER
TO LOAN AND SECURITY AGREEMENT
This Fifth Amendment and Waiver to Loan and Security Agreement (this “Amendment”) is entered into as of March 29, 2019, by and among COMERICA BANK (“Bank”), JAND, INC., a Delaware corporation (“Parent”) and WARBY PARKER RETAIL, INC., a Delaware corporation (“WPRI”; or together with Parent each a “Borrower” and collectively the “Borrowers”).
RECITALS
A.    Borrowers and Bank are parties to that certain Loan and Security Agreement dated as of August 13, 2013, as amended, modified, supplemented, extended or restated from time to time including by that certain First Amendment to Loan and Security Agreement dated as of November 13, 2014, that certain Second Amendment to Loan and Security Agreement dated as of March 31, 2016, that certain Third Amendment to Loan and Security Agreement dated as of August 10, 2017 and that certain Fourth Amendment to Loan and Security Agreement dated as of September 10, 2018 (collectively, the “Agreement”).
B.    Borrowers have notified Bank that certain Events of Default have occurred and are continuing under the Agreement arising from violations of Section 7.6 of the Agreement due to Borrower’s repurchases of outstanding capital stock issued by Parent in 2018 in excess of the limit permitted under the Agreement (the “Existing Defaults”). The Existing Defaults entitle Bank immediately to enforce any and all the remedies set forth in the Agreement and applicable law.
C.    Borrowers have requested that Bank waive the Existing Defaults and amend certain provisions of the Agreement, and, while Bank is under no obligation to do so, Bank is willing to grant such waiver and to amend the Agreement in accordance with and subject to the terms and conditions of this Amendment.
NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:
1.    Section 7.6 of the Agreement is hereby amended and restated in its entirety to read as follows:
7.6    Distributions. Pay any dividends or make any other distribution or payment on account of or in redemption, retirement or purchase of any Equity Interests, except that, subject to the last sentence of this Section 7.6, Parent may pay up to Fifty Million Dollars ($50,000,000) in the aggregate from and after the Fifth Amendment Effective Date, to repurchase outstanding capital stock issued by Parent as approved by Parent’s Board of Directors. Notwithstanding the foregoing, Borrowers shall be permitted to make such repurchases only if, at the time of such repurchase, and immediately after giving effect thereto: (i) no Event of Default, or any event or circumstance that with the giving of notice or the passage of time (or both) could result in an Event of Default, exists or could reasonably be expected to occur, (ii) each Borrower is solvent, (iii) the aggregate amount of Net Cash of Borrowers on deposit with Bank is not less than $50,000,000 both before and immediately after giving effect to each such dividend, distribution or repurchase, (iv) such dividend, distribution or repurchase would not trigger a Change in Control, and (v) such dividend, distribution or repurchase is permitted under and is made in compliance with applicable law, including Sections 170 and 173 of the Delaware General Corporation Law.
2.    Exhibit A to the Agreement is hereby amended by amending and restating in their entirety clause (c) and clause (f) of the definition of “Permitted Investment” to read as follows:
(c)    Repurchases of stock of Parent as approved by Parent’s Board of Directors to the extent permitted under Section 7.6;
(f)    Investments consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the ordinary course of business not to exceed Five Hundred Thousand Dollars ($500,000) in the aggregate in any fiscal year, and (ii) loans to employees, officers or directors relating to the purchase of equity securities of Parent pursuant to employee stock purchase plan agreements approved by Parent’s Board of Directors or any committee thereof not to exceed Fifteen Million Dollars ($15,000,000) in the aggregate in any fiscal year provided that such loans are cashless (other than cash payments to Parent by the obligor in repayment of such loans);
3.    Exhibit A to the Agreement is hereby further amended by adding, amending and restating in their entirety the following defined terms to read as follows:
“Fifth Amendment Effective Date” means March 29, 2019.
“Revolving Line” means a Credit Extension of up to Twenty Million Dollars ($20,000,000) (inclusive of the aggregate face amount of Letters of Credit issued under the Letter of Credit Sublimit, and the aggregate limits of the corporate credit cards issued to any Borrower and merchant credit card processing reserves under the Credit Card Services Sublimit).
“Revolving Line Extension Conditions” means the occurrence of each of the following events, in each case, in form and substance satisfactory to Bank: (a) Borrower’s Net Cash as of March 31, 2021 is greater than Thirty Five Million Dollars ($35,000,000), (b) no Event of Default, or event, condition or circumstance that, with the giving of notice or the passage of time could become an Event of Default, shall have occurred and be continuing as of March 31, 2021, and (c) Borrower’s Chief Financial Officer shall have delivered to Bank a certificate certifying compliance with the items referenced in (a) and (b), with reasonable supporting detail.
“Revolving Maturity Date” means March 31, 2021; provided, however, so long as Revolving Line Extension Conditions have occurred and been satisfied by and as of March 31, 2021, the Revolving Maturity Date shall be extended to March 31, 2022.
4.    Exhibit E to the Agreement is hereby amended, restated and replaced with Exhibit E attached hereto.
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5.    Limited Waiver.
5.1    Borrowers hereby acknowledge, and subject to and on the terms set forth herein, Bank hereby waives, the Existing Defaults (the “Default Waiver”). Each Borrower acknowledges and agrees that, but for the Default Waiver, the Existing Defaults would have entitled Bank to exercise all the remedies available to Bank under the Agreement and applicable law. Each Borrower waives all notices of default and rights to cure that are otherwise provided in the Agreement or applicable law, including, but not limited to, rights to notice and redemption under California Uniform Commercial Code sections 9611, 9620 and 9623. Each Borrower further waives any claim that a sale or other disposition by Bank of the Collateral is not commercially reasonable because Bank disclaims any warranties with respect to such sale or other disposition, including, without limitation, disclaimers of warranties relating to title, possession, quiet enjoyment, or the like.
5.2    Notwithstanding the foregoing, the Default Waiver: (a) in no way shall be deemed to be a waiver by Bank of, or an agreement by Bank to waive, any covenant, liability or obligation of any Borrower or any other Person or to waive any right, power, or remedy of Bank, except as expressly set forth herein; (b) shall not limit or impair Bank’s right to demand strict performance of any Borrower’s liabilities and obligations to Bank and the Obligations under the Agreement at all times following the date hereof, including Section 7.6 the Agreement; (c) in no way shall obligate Bank to make any future waivers, consents or modifications to the Agreement or any other Loan Document; and (d) is not a continuing waiver with respect to any failure to perform any Obligation. Each Borrower acknowledges and agrees that: (i) Bank does not waive any other failure by Borrower to perform its Obligations under the Loan Documents, and Bank does not waive the requirements Section 7.6 of the Agreement other than with respect to the Existing Defaults for instances and the periods of time expressly specified above, and (ii) Bank is relying upon each Borrower’s representations, warranties and agreements, as set forth herein and in the Loan Documents in granting the foregoing waiver.
6.    No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrowers of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.
7.    Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Each Borrower ratifies and reaffirms the continuing effectiveness of all promissory notes, guaranties, security agreements, mortgages, deeds of trust, environmental agreements, and all other instruments, documents and agreements entered into in connection with the Agreement. Each Borrower hereby further affirms its absolute and unconditional promise to pay to Bank the Advances, Growth Capital Advances, other Credit Extensions and all other amounts due under the Letters of Credit and the other Loan Documents
3

(including, without limitation, the Obligations), at the times and in the amounts provided for therein. Each Borrower confirms and agrees that the obligations of each Borrower to Bank under the Agreement as supplemented hereby are secured by and entitled to the benefits of the Loan Documents. The parties agree that this Amendment shall be deemed to be one of the Loan Documents under the Agreement. Nothing in this Amendment shall constitute a satisfaction of any of Borrowers’ Obligations.
8.    Release.
8.1    Each Borrower acknowledges that Bank would not enter into this Amendment, including the Default Waiver, without such Borrower’s assurance hereunder. Each Borrower hereby absolutely discharges and releases Bank, any person or entity that has obtained any interest from Bank under the Agreement and each of Bank’s and such entity’s former and present partners, stockholders, officers, directors, employees, successors, assignees, agents and attorneys from any known claims which any Borrower now has against Bank of any nature, whether founded in contract, in tort or pursuant to any other theory of liability, including but not limited to any claims arising out of or related to the Agreement or the transactions contemplated thereby.
8.2    [Reserved].
8.3    The provisions, waivers and releases set forth in this section are binding upon each Borrower and each Borrower’s stockholders, agents, employees, assigns and successors in interest. The provisions, waivers and releases of this section shall inure to the benefit of Bank and its agents, employees, officers, directors, assigns and successors in interest.
8.4    Each Borrower warrants and represents that Borrower is the sole and lawful owner of all right, title and interest in and to all of the claims released hereby and no Borrower has heretofore voluntarily, by operation of law or otherwise, assigned or transferred or purported to assign or transfer to any person any such claim or any portion thereof. Each Borrower shall indemnify and hold harmless Bank from and against any claim, demand, damage, debt, liability (including payment of attorneys’ fees and costs actually incurred whether or not litigation is commenced) based on or arising out of any assignment or transfer.
8.5    The provisions of this section shall survive payment in full of the Obligations, full performance of all the terms of this Amendment and the Agreement, and/or Bank’s actions to exercise any remedy available under the Agreement or otherwise.
9.    In order to induce Bank to enter into this Amendment, each Borrower hereby represents and warrants to Bank as follows:
9.1    The representations and warranties contained in the Agreement and the other Loan Documents were true and correct in all material respects when made and continue to be true and correct in all material respects as of the date of this Amendment (provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date).
4

9.2    Both before and immediately after giving effect to this Amendment and the other transactions contemplated hereby, no Event of Default (other than the Existing Defaults), or other event or circumstance that with the giving of notice or the passage of time could become an Event of Default, has occurred and is continuing.
9.3    The execution, delivery, and performance by Borrowers of this Amendment and the other documents, instruments and agreements delivered or to be delivered to Bank in connection herewith (i) are within the corporate powers of each Borrower and have been duly authorized by all necessary corporate action on the part of Borrower, (ii) do not require any governmental or third party consents, except those which have been duly obtained and are in full force and effect, (iii) do not and will not conflict with any requirement of law, any Borrower’s articles or certificate of incorporation, bylaws, partnership agreement, operating agreement, minutes or resolutions, (iv) after giving effect to this Amendment, do not result in any breach of or constitute a default under any agreement or instrument to which any Borrower or any of their Subsidiaries is a party or by which any Borrower or any of their Subsidiaries or their respective properties are bound, and (v) do not result in or require the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature upon any of the assets or properties of any Borrower, other than those in favor of Bank.
9.4    This Amendment and the other instruments and agreements delivered or to be delivered to Bank in connection herewith have been duly executed and delivered by each Borrower and constitute the legal, valid, and binding obligation of each Borrower, enforceable against Borrower in accordance with their respective terms, except to the extent that (i) enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors, (ii) enforcement may be subject to general principles of equity, and (iii) the availability of the remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceedings for such remedies may be brought.
9.5    No Borrower has any right of offset, defense, counterclaim, dispute or disagreement of any kind or nature whatsoever with respect to any of its liabilities, obligations or indebtedness arising under or in connection with any Loan Document.
10.    As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:
(a)    this Amendment, duly executed by each Borrower;
(b)    a certificate of the Secretary of each Borrower with respect to resolutions and incumbency;
(c)    all Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts; and
(d)    such other documents, instruments and certificates and completion of such other matters, as Bank may reasonably deem necessary or appropriate.
5

11.    This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.
[Remainder of Page Left Blank]
6

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

JAND, INC.

By:	/s/ Steve Miller

Title:	CFO

WARBY PARKER RETAIL, INC.

By:	/s/ Steve Miller

Title:	CFO

COMERICA BANK

By:	/s/ Jason Pan

Title:	Vice President
[Signature Page to Fifth Amendment and Waiver to Loan and Security Agreement]

EXHIBIT E
COMPLIANCE CERTIFICATE
Please send all Required Reporting to:    Comerica Bank
Technology & Life Sciences Division Loan
Analysis Department 1800 Bering Drive
San Jose, CA 95112 Fax: [(***)***-****]
Email: [********]: [****]@comerica.com
[******************]@comerica.com
Phone: [(***)***-****]
Fax: [(***)***-****]
FROM:    JAND, INC., for and on behalf of all co-Borrowers
The undersigned authorized Officer of JAND, INC. (“Borrower”), for an on behalf of all Borrowers under the Agreement (as defined below), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement among Borrower, the other Borrowers and Bank (the “Agreement”), (i) each Borrower is in complete compliance for the period ending _________________________ with all required covenants, including without limitation the ongoing registration of intellectual property rights in accordance with Section 6.8, except as noted below and (ii) all representations and warranties of each Borrower stated in the Agreement are true and correct in all material respects on and as of the date hereof as though made at and as of each such date (provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date). Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.
Please indicate compliance status by circling Yes/No under “Complies” or “Applicable” column.

REPORTING COVENANTS	REQUIRED	COMPLIES

Company Prepared F/S	Monthly, within 30 days*	YES	NO
Compliance Certificate	Monthly, within 30 days*	YES	NO
CPA Audited, Unqualified F/S	Annually, by August 31 for prior FY	YES	NO
Borrowing Base Cert., and inventory report	Monthly, within 30 days**	YES	NO
Annual Business Plan (incl. operating budget)	Annually, by March 15 of each FY	YES	NO
Audit	Semi-annual	YES	NO

If Public:
10-Q	Quarterly, within 5 days of SEC filing (50 days)	YES	NO
10-K	Annually, within 5 days of SEC filing (95 days)	YES	NO
Total amount of Borrower’s cash and investments	Amount $ __________________________	YES	NO
Total amount of Borrower’s cash and investments maintained with Bank	Amount $ __________________________	YES	NO
* quarterly w/in 30 days during Limited Reporting Period

** not required during Limited Reporting Period.
	DESCRIPTION	APPLICABLE
Legal Action > $300,000	Notify promptly upon notice ____________	YES	NO
Inventory Disputes > $100,000	Notify promptly upon notice ____________	YES	NO
Cross default with other agreements >$3,000,000	Notify promptly upon notice ____________	YES	NO
Judgment > $3,000,000	Notify promptly upon notice ____________	YES	NO

FINANCIAL COVENANTS	REQUIRED	ACTUAL	COMPLIES

TO BE TESTED MONTHLY, UNLESS OTHERWISE NOTED:			YES	NO

Minimum Liquidity	>$2,000,000	$___________________	YES	NO

OTHER COVENANTS	REQUIRED	ACTUAL	COMPLIES

Permitted Indebtedness for equipment leases	<$2,000,000	____________________	YES	NO
Permitted Investments for stock repurchase	<$50,000,000	____________________	YES	NO
Permitted Investments for subsidiaries	<$500,000	____________________	YES	NO
Permitted Investments for employee loans (cashless)	<$15,000,000	____________________	YES	NO
Permitted Investments for joint ventures	<$500,000	____________________	YES	NO
Permitted Liens for equipment leases	<$2,000,000	____________________	YES	NO
Permitted Transfers	<$300,000	____________________	YES	NO
Please Enter Below Comments Regarding Violations:
The Officer further acknowledges that at any time any Borrower is not in compliance with all the terms set forth in the Agreement, including, without limitation, the financial covenants, no credit extensions will be made.

Very truly yours,

/s/ Steve Miller
Authorized Signer

Name:	Steve Miller

Title:	CFO

Corporation Resolutions and Incumbency Certification Authority to Procure Loans
I certify that I am the duly elected and qualified Secretary of JAND, INC., a Delaware corporation (the “Corporation”); that the Corporation’s exact legal name is set forth above; that the Corporation is a corporation duly organized, existing and in good standing under the laws of the State of Delaware; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes.
Copy of Resolutions:
Be it Resolved, That:
1.    Any one (1) of the Chief Executive Officer, Chief Financial Officer, President, Secretary or Treasurer of the Corporation are/is authorized, for, on behalf of, and in the name of the Corporation to:
(a)    Negotiate and procure loans, letters of credit and other credit or financial accommodations from Comerica Bank (“Bank”), a Texas banking association, from time to time, including without limitation that certain Loan and Security Agreement dated as of August 13, 2013, as may be subsequently amended, modified, supplemented, extended or restated from time to time (the “Loan Agreement”).
(b)    Discount with the Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;
(c)    Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness (as defined in the Loan Agreement) or other securities owned by the Corporation, whether or not registered in the name of the Corporation;
(d)    Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation;
(e)    Issue a warrant or warrants to purchase the Corporation’s capital stock;
(f)    Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these resolutions, and any and all amendments or modifications thereto, any or all of which may relate to all or to substantially all of the Corporation’s property and assets; and
(g)    Appoint, delegate and authorize such other person(s) (the “Delegated Person(s)”) as may be designated in writing from time to time by the above referenced

Authorized Signer(s), or any one or more of them, to (i) request loans, advances and/or letters of credit under any line of credit, loan or other credit or financial accommodation made available by Bank to or in favor of the Corporation, and to execute and/or deliver unto Bank, in form and content as may be required by the Bank, such agreements, instruments and documents as may be necessary or required to carry out such purposes, (ii) make loan payments for and on behalf of the Corporation, and (iii) execute and certify borrowing base certificates, account agings, inventory reports and collateral reports (together with any other documents, reports and certificates required to be delivered in connection with any of the foregoing) for and on behalf of the Corporation.
2.    Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the Authorized Signer(s) or Delegated Person(s) (if any), whether so payable to the order of any of said Authorized Signer(s) or Delegated Person(s) (if any) in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said Authorized Signer(s) or Delegated Person(s) (if any) or not.
3.    Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.
4.    These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).
5.    Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.
6.    The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.
I further certify that the above Resolutions are in full force and effect as of the date of this Certificate; that these Resolutions and any borrowings or financial accommodations under these Resolutions have been properly noted in the corporate books and records, and have not been rescinded, annulled, revoked or modified; that neither the foregoing Resolutions nor any actions to be taken pursuant to them are or will be in contravention of any provision of the Certificate of incorporation or bylaws of the Corporation or of any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound; and that neither the Certificate of incorporation nor bylaws of the Corporation nor any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound require the vote or consent of shareholders of the Corporation to authorize any act, matter or thing described in the foregoing Resolutions.

I further certify that the following named persons (“Authorized Persons”) have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine, original signatures of each respectively. I acknowledge and agree that the Authorized Persons may sign this certificate in multiple counterparts, each of which shall be deemed an original instrument, and all of which shall constitute a single certificate, and that the signature of any Authorized Signer to any counterpart shall be deemed certified by me in accordance with this certification. I or the Bank may assemble the signatures from one or more counterparts and attach them to any other counterpart for the purpose of having a single document containing all the signatures of the Authorized Signers. Delivery of an executed counterpart of a signature to this certificate by telecopy, emailed portable document format (“pdf”), or tagged image file format (“tiff”) or any other electronic means that reproduces an image of the actual executed signature of the Authorized Signer shall be effective as delivery of an original executed counterpart of this certificate. I or the party sending an executed counterpart of his/her signature to this certificate by telecopy, pdf, tiff or any other electronic means shall also send the original thereof to Bank within five (5) days thereafter, but failure to do so shall not affect my certification of such signature and incumbency of such party.
(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

NAME (Type or Print)	TITLE	SIGNATURE
Steve Miller	CFO	/s/ Steve Miller

I further certify that attached as Exhibit A hereto is a true, correct and complete copy of the Corporation’s Certificate of Incorporation (including amendments), as filed with the Delaware Secretary of State. Such Certificate of Incorporation has not been amended, annulled, rescinded, revoked or supplemented, and remains in full force and effect as of the date hereof.
I further certify that attached as Exhibit B hereto is a true, correct and complete copy of Borrower’s By-Laws (including amendments). Such By-Laws have not been amended, annulled, rescinded, revoked or supplemented, and remain in full force and effect as of the date hereof.
In Witness Whereof, I have affixed my name as Secretary and have caused the corporate seal (where available) of said Corporation to be affixed on March 29, 2019.

/s/ David Gilboa
Secretary
***

The Above Statements are Correct.	/s/ Steve Miller
SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE, A SHAREHOLDER OTHER THAN SECRETARY WHEN SECRETARY IS AUTHORIZED TO SIGN ALONE.
Failure to complete the above when the Secretary is authorized to sign alone shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.

Corporation Resolutions and Incumbency Certification Authority to Procure Loans
I certify that I am the duly elected and qualified Secretary of WARBY PARKER RETAIL, INC., a Delaware corporation (the “Corporation”); that the Corporation’s exact legal name is set forth above; that the Corporation is a corporation duly organized, existing and in good standing under the laws of the State of Delaware; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes.
Copy of Resolutions:
Be it Resolved, That:
1.    Any one (1) of the President, Secretary or Treasurer of the Corporation are/is authorized, for, on behalf of, and in the name of the Corporation to:
(a)    Negotiate and procure loans, letters of credit and other credit or financial accommodations from Comerica Bank (“Bank”), a Texas banking association, from time to time, including without limitation that certain Loan and Security Agreement dated as of August 13, 2013, as may be subsequently amended, modified, supplemented, extended or restated from time to time (the “Loan Agreement”).
(b)    Discount with the Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;
(c)    Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness (as defined in the Loan Agreement) or other securities owned by the Corporation, whether or not registered in the name of the Corporation;
(d)    Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation;
(e)    Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these resolutions, and any and all amendments or modifications thereto, any or all of which may relate to all or to substantially all of the Corporation’s property and assets; and
(f)    Appoint, delegate and authorize such other person(s) (the “Delegated Person(s)”) as may be designated in writing from time to time by the above referenced Authorized Signer(s), or any one or more of them, to (i) request loans, advances and/or letters of credit under any line of credit, loan or other credit or financial accommodation made available by Bank to or in favor of the Corporation, and to execute and/or deliver unto Bank, in form and content as may be required by the Bank, such agreements, instruments and documents as may be necessary or required to carry out such purposes, (ii) make loan payments for and on behalf of the Corporation, and (iii) execute and certify borrowing base certificates, account agings, inventory reports and collateral reports (together with any other documents, reports and certificates required to be delivered in connection with any of the foregoing) for and on behalf of the Corporation.
2.    Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the persons so authorized to sign, whether so payable to the order of any of said persons in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said persons or not;
3.    Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.
4.    These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).
5.    Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.
6.    The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.
I further certify that the above Resolutions are in full force and effect as of the date of this Certificate; that these Resolutions and any borrowings or financial accommodations under these Resolutions have been properly noted in the corporate books and records, and have not been rescinded, annulled, revoked or modified; that neither the foregoing Resolutions nor any actions to be taken pursuant to them are or will be in contravention of any provision of the Certificate of incorporation or bylaws of the Corporation or of any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound; and that neither the Certificate of incorporation nor bylaws of the Corporation nor any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound require the vote or consent of shareholders of the Corporation to authorize any act, matter or thing described in the foregoing Resolutions.
I further certify that the following named persons (“Authorized Persons”) have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine, original signatures of each respectively. I acknowledge and agree that the Authorized Persons may sign this certificate in multiple counterparts, each of which shall be deemed an original instrument, and all of which shall constitute a single certificate, and that the signature of any Authorized Signer to any counterpart shall be deemed certified by me in accordance with this certification. I or the Bank may assemble the signatures from one or more counterparts and attach them to any other counterpart for the purpose of having a single document containing all the signatures of the Authorized Signers. Delivery of an executed counterpart of a signature to this certificate by telecopy, emailed portable document format (“pdf”), or tagged image file format (“tiff”) or any other electronic means that reproduces an image of the actual executed signature of the Authorized Signer shall be effective as delivery of an original executed counterpart of this certificate. I or the party sending an executed counterpart of his/her signature to this certificate by telecopy, pdf, tiff or any other electronic means shall also send the original thereof to Bank within five (5) days thereafter, but failure to do so shall not affect my certification of such signature and incumbency of such party.
(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

NAME (Type or Print)	TITLE	SIGNATURE
Steve Miller	CFO	/s/ Steve Miller

I further certify that attached as Exhibit A hereto is a true, correct and complete copy of the Corporation’s Certificate of Incorporation (including amendments), as filed with the Delaware Secretary of State. Such Certificate of Incorporation has not been amended, annulled, rescinded, revoked or supplemented, and remains in full force and effect as of the date hereof.
I further certify that attached as Exhibit B hereto is a true, correct and complete copy of Borrower’s By-Laws (including amendments). Such By-Laws have not been amended, annulled, rescinded, revoked or supplemented, and remain in full force and effect as of the date hereof.
In Witness Whereof, I have affixed my name as Secretary and have caused the corporate seal (where available) of said Corporation to be affixed on March 29, 2019.

/s/ David Gilboa
Secretary
***

The Above Statements are Correct.	/s/ Steve Miller
SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE, A SHAREHOLDER OTHER THAN SECRETARY WHEN SECRETARY IS AUTHORIZED TO SIGN ALONE.

Failure to complete the above when the Secretary is authorized to sign alone shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.

EXECUTION
SIXTH AMENDMENT TO
LOAN AND SECURITY AGREEMENT
This Sixth Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of June 18, 2019, by and among COMERICA BANK (“Bank”), JAND, INC., a Delaware corporation (“Parent”) and WARBY PARKER RETAIL, INC., a Delaware corporation (“WPRI”; or together with Parent each a “Borrower” and collectively the “Borrowers”).
RECITALS
A.    Borrowers and Bank are parties to that certain Loan and Security Agreement dated as of August 13, 2013, as amended, modified, supplemented, extended or restated from time to time including by that certain First Amendment to Loan and Security Agreement dated as of November 13, 2014, that certain Second Amendment to Loan and Security Agreement dated as of March 31, 2016, that certain Third Amendment to Loan and Security Agreement dated as of August 10, 2017, that certain Fourth Amendment to Loan and Security Agreement dated as of September 10, 2018 and that certain Fifth Amendment and Waiver to Loan and Security Agreement dated as of March 29, 2019 (collectively, the “Agreement”).
B.    Borrowers have requested that Bank amend certain provisions of the Agreement, and, while Bank is under no obligation to do so, Bank is willing to amend the Agreement in accordance with and subject to the terms and conditions of this Amendment.
NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:
1.    Section 6.6 of the Agreement is hereby amended and restated in its entirety to read as follows:
6.6    Accounts. Borrower shall maintain all its, and shall cause all of its Subsidiaries to maintain their, depository, operating, cash management accounts with Bank and all of its and their investment and securities accounts with Bank; provided, however, that so long as Borrowers at all times maintain at least Thirty-Five Million Dollars ($35,000,000) in deposit accounts with Bank, Borrowers may maintain up to Thirty Million Dollars ($30,000,000) in deposit and investment balances in accounts outside of Bank, and, so long as no Event of Default exists, no account control agreements shall be required with respect to such accounts. Upon request of Bank Borrower shall promptly, and in any event within two (2) Business Days of request by Bank, provide Bank with a true, correct and complete listing of all deposit and securities accounts maintained outside of Bank by Borrower or any of its Subsidiaries.
2.    Section 7.6 of the Agreement is hereby amended and restated in its entirety to read as follows:
7.6    Distributions. Pay any dividends or make any other distribution or payment on account of or in redemption, retirement or purchase of any Equity Interests, except that, subject to the last sentence of this Section 7.6, Parent may pay up to Eighty-Five Million Dollars

($85,000,000) in the aggregate from and after the Fifth Amendment Effective Date, to repurchase outstanding capital stock issued by Parent as approved by Parent’s Board of Directors. Notwithstanding the foregoing, Borrowers shall be permitted to make such repurchases only if, at the time of such repurchase, and immediately after giving effect thereto: (i) no Event of Default, or any event or circumstance that with the giving of notice or the passage of time (or both) could result in an Event of Default, exists or could reasonably be expected to occur, (ii) each Borrower is solvent, (iii) the aggregate amount of Net Cash of Borrowers on deposit with Bank is not less than Thirty-Five Million Dollars ($35,000,000) both before and immediately after giving effect to each such dividend, distribution or repurchase, (iv) such dividend, distribution or repurchase would not trigger a Change in Control, and (v) such dividend, distribution or repurchase is permitted under and is made in compliance with applicable law, including Sections 170 and 173 of the Delaware General Corporation Law.
3.    Exhibit E to the Agreement is hereby amended, restated and replaced with Exhibit E attached hereto.
4.    [Reserved].
5.    Release.
5.1    Each Borrower acknowledges that Bank would not enter into this Amendment without such Borrower’s assurance hereunder. Each Borrower hereby absolutely discharges and releases Bank, any person or entity that has obtained any interest from Bank under the Agreement and each of Bank’s and such entity’s former and present partners, stockholders, officers, directors, employees, successors, assignees, agents and attorneys from any known claims which any Borrower now has against Bank of any nature, whether founded in contract, in tort or pursuant to any other theory of liability, including but not limited to any claims arising out of or related to the Agreement or the transactions contemplated thereby.
5.2    [Reserved].
5.3    The provisions, waivers and releases set forth in this section are binding upon each Borrower and each Borrower’s stockholders, agents, employees, assigns and successors in interest. The provisions, waivers and releases of this section shall inure to the benefit of Bank and its agents, employees, officers, directors, assigns and successors in interest.
5.4    Each Borrower warrants and represents that Borrower is the sole and lawful owner of all right, title and interest in and to all of the claims released hereby and no Borrower has heretofore voluntarily, by operation of law or otherwise, assigned or transferred or purported to assign or transfer to any person any such claim or any portion thereof. Each Borrower shall indemnify and hold harmless Bank from and against any claim, demand, damage, debt, liability (including payment of attorneys’ fees and costs actually incurred whether or not litigation is commenced) based on or arising out of any assignment or transfer.
5.5    The provisions of this section shall survive payment in full of the Obligations, full performance of all the terms of this Amendment and the Agreement, and/or Bank’s actions to exercise any remedy available under the Agreement or otherwise.
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6.    In order to induce Bank to enter into this Amendment, each Borrower hereby represents and warrants to Bank as follows:
6.1    The representations and warranties contained in the Agreement and the other Loan Documents were true and correct in all material respects when made and continue to be true and correct in all material respects as of the date of this Amendment (provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date).
6.2    Both before and immediately after giving effect to this Amendment and the other transactions contemplated hereby, no Event of Default, or other event or circumstance that with the giving of notice or the passage of time could become an Event of Default, has occurred and is continuing.
6.3    The execution, delivery, and performance by Borrowers of this Amendment and the other documents, instruments and agreements delivered or to be delivered to Bank in connection herewith (i) are within the corporate powers of each Borrower and have been duly authorized by all necessary corporate action on the part of Borrower, (ii) do not require any governmental or third party consents, except those which have been duly obtained and are in full force and effect, (iii) do not and will not conflict with any requirement of law, any Borrower’s articles or certificate of incorporation, bylaws, partnership agreement, operating agreement, minutes or resolutions, (iv) after giving effect to this Amendment, do not result in any breach of or constitute a default under any agreement or instrument to which any Borrower or any of their Subsidiaries is a party or by which any Borrower or any of their Subsidiaries or their respective properties are bound, and (v) do not result in or require the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature upon any of the assets or properties of any Borrower, other than those in favor of Bank.
6.4    This Amendment and the other instruments and agreements delivered or to be delivered to Bank in connection herewith have been duly executed and delivered by each Borrower and constitute the legal, valid, and binding obligation of each Borrower, enforceable against Borrower in accordance with their respective terms, except to the extent that (i) enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors, (ii) enforcement may be subject to general principles of equity, and (iii) the availability of the remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceedings for such remedies may be brought.
6.5    No Borrower has any right of offset, defense, counterclaim, dispute or disagreement of any kind or nature whatsoever with respect to any of its liabilities, obligations or indebtedness arising under or in connection with any Loan Document.
7.    As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:
(a)    this Amendment, duly executed by each Borrower;
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(b)    all Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts; and
(c)    such other documents, instruments and certificates and completion of such other matters, as Bank may reasonably deem necessary or appropriate.
8.    This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.
[Remainder of Page Left Blank]
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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

JAND, INC.

By:	/s/ Steve Miller

Title:	CFO

WARBY PARKER RETAIL, INC.

By:	/s/ Steve Miller

Title:	CFO

COMERICA BANK

By:	/s/ Jason Pan

Title:	Vice President
[Signature Page to Sixth Amendment to Loan and Security Agreement]

EXHIBIT E
COMPLIANCE CERTIFICATE
Please send all Required Reporting to:    Comerica Bank
Technology & Life Sciences Division
Loan Analysis Department
1800 Bering Drive San Jose, CA 95112
Fax: [(***) ***-****]
Email: Jason Pan: [******]@comerica.com
[******************]@comerica.com
FROM:    JAND, INC., for and on behalf of all co-Borrowers
The undersigned authorized Officer of JAND, INC. (“Borrower”), for an on behalf of all Borrowers under the Agreement (as defined below), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement among Borrower, the other Borrowers and Bank (the “Agreement”), (i) each Borrower is in complete compliance for the period ending ___________ with all required covenants, including without limitation the ongoing registration of intellectual property rights in accordance with Section 6.8, except as noted below and (ii) all representations and warranties of each Borrower stated in the Agreement are true and correct in all material respects on and as of the date hereof as though made at and as of each such date (provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date). Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.
Please indicate compliance status by circling Yes/No under “Complies” or “Applicable” column.

REPORTING COVENANTS	REQUIRED	COMPLIES

Company Prepared F/S	Monthly, within 30 days*	YES	NO
Compliance Certificate	Monthly, within 30 days*	YES	NO
CPA Audited, Unqualified F/S	Annually, by August 31 for prior FY	YES	NO
Borrowing Base Cert., and inventory report	Monthly, within 30 days**	YES	NO
Annual Business Plan (incl. operating budget)	Annually, by March 15 of each FY	YES	NO
Audit	Semi-annual	YES	NO

If Public:

10-Q	Quarterly, within 5 days of SEC filing (50 days)	YES	NO
10-K	Annually, within 5 days of SEC filing (95 days)	YES	NO

Total amount of Borrowers’ cash and investments	Amount: $___________________	YES	NO
Total amount of Borrowers’ cash and investments maintain with Bank	Amount: $___________________	YES	NO
* quarterly w/in 30 days during Limited Reporting Period
** not required during Limited Reporting Period.

	DESCRIPTION	APPLICABLE

Legal Action > $300,000	Notify promptly upon notice _______________	YES	NO
Inventory Disputes > $100,000	Notify promptly upon notice _______________	YES	NO
Cross default with other agreements > $3,000,000	Notify promptly upon notice _______________	YES	NO
Judgment > $3,000,000	Notify promptly upon notice _______________	YES	NO

FINANCIAL COVENANTS	REQUIRED	ACTUAL	COMPLIES

TO BE TESTED MONTHLY, UNLESS OTHERWISE NOTED:

Minimum Liquidity	>$2,000,000	$____________________	YES	NO

OTHER COVENANTS	REQUIRED	ACTUAL	COMPLIES

Permitted Indebtedness for equipment leases	<$2,000,000	_____________________	YES	NO
Permitted Investments for stock repurchase	<$85,000,000	$____________________	YES	NO
Permitted Investments for subsidiaries	<$500,000	$____________________	YES	NO
Permitted Investments for employee loans (cashless)	<$15,000,000	$____________________	YES	NO
Permitted Investments for joint ventures	<$500,000	$____________________	YES	NO
Permitted Liens for equipment leases	<$2,000,000	$____________________	YES	NO
Permitted Transfers	<$300,000	$____________________	YES	NO

Please Enter Below Comments Regarding Violations:
The Officer further acknowledges that at any time any Borrower is not in compliance with all the terms set forth in the Agreement, including, without limitation, the financial covenants, no credit extensions will be made.

Very truly yours,

Authorized Signer

Name:

Title:

EXECUTION
SEVENTH AMENDMENT TO
LOAN AND SECURITY AGREEMENT
This Seventh Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of October 22, 2019, by and among COMERICA BANK (“Bank”), JAND, INC., a Delaware corporation (“Parent”) and WARBY PARKER RETAIL, INC., a Delaware corporation (“WPRI”; or together with Parent each a “Borrower” and collectively the “Borrowers”).
RECITALS
A.    Borrowers and Bank are parties to that certain Loan and Security Agreement dated as of August 13, 2013, as amended, modified, supplemented, extended or restated from time to time including by that certain First Amendment to Loan and Security Agreement dated as of November 13, 2014, that certain Second Amendment to Loan and Security Agreement dated as of March 31, 2016, that certain Third Amendment to Loan and Security Agreement dated as of August 10, 2017, that certain Fourth Amendment to Loan and Security Agreement dated as of September 10, 2018, that certain Fifth Amendment and Waiver to Loan and Security Agreement dated as of March 29, 2019 and that certain Sixth Amendment to Loan and Security Agreement dated as of June 18, 2019 (collectively, the “Agreement”).
B.    Borrowers have requested that Bank amend certain provisions of the Agreement, and, while Bank is under no obligation to do so, Bank is willing to amend the Agreement in accordance with and subject to the terms and conditions of this Amendment.
NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:
1.    Section 6.6 of the Agreement is hereby amended and restated in its entirety to read as follows:
6.6    Accounts. Borrower shall maintain all its, and shall cause all of its Subsidiaries to maintain their, depository, operating, cash management accounts with Bank and all of its and their investment and securities accounts with Bank; provided, however, that so long as Borrowers at all times maintain at least Ten Million Dollars ($10,000,000) in Net Cash in deposit accounts with Bank, Borrowers may maintain up to Thirty Million Dollars ($30,000,000) in deposit and investment balances in accounts outside of Bank, and, so long as no Event of Default exists, no account control agreements shall be required with respect to such accounts. Upon request of Bank Borrower shall promptly, and in any event within two (2) Business Days of request by Bank, provide Bank with a true, correct and complete listing of all deposit and securities accounts maintained outside of Bank by Borrower or any of its Subsidiaries.
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2.    Section 7.6 of the Agreement is hereby amended and restated in its entirety to read as follows:
7.6    Distributions. Pay any dividends or make any other distribution or payment on account of or in redemption, retirement or purchase of any Equity Interests, except that, subject to the last sentence of this Section 7.6, Parent may pay up to One Hundred Thirty-Five Million Dollars ($135,000,000) in the aggregate from and after the Fifth Amendment Effective Date, to repurchase outstanding capital stock issued by Parent as approved by Parent’s Board of Directors. Notwithstanding the foregoing, Borrowers shall be permitted to make such repurchases only if, at the time of such repurchase, and immediately after giving effect thereto: (i) no Event of Default, or any event or circumstance that with the giving of notice or the passage of time (or both) could result in an Event of Default, exists or could reasonably be expected to occur, (ii) each Borrower is solvent, (iii) the aggregate amount of Net Cash of Borrowers on deposit with Bank is not less than Ten Million Dollars ($10,000,000) both before and immediately after giving effect to each such dividend, distribution or repurchase, (iv) such dividend, distribution or repurchase would not trigger a Change in Control, and (v) such dividend, distribution or repurchase is permitted under and is made in compliance with applicable law, including Sections 170 and 173 of the Delaware General Corporation Law.
3.    Release.
3.1    Each Borrower acknowledges that Bank would not enter into this Amendment without such Borrower’s assurance hereunder. Each Borrower hereby absolutely discharges and releases Bank, any person or entity that has obtained any interest from Bank under the Agreement and each of Bank’s and such entity’s former and present partners, stockholders, officers, directors, employees, successors, assignees, agents and attorneys from any known claims which any Borrower now has against Bank of any nature, whether founded in contract, in tort or pursuant to any other theory of liability, including but not limited to any claims arising out of or related to the Agreement or the transactions contemplated thereby.
3.2    [Reserved],
3.3    The provisions, waivers and releases set forth in this section are binding upon each Borrower and each Borrower’s stockholders, agents, employees, assigns and successors in interest. The provisions, waivers and releases of this section shall inure to the benefit of Bank and its agents, employees, officers, directors, assigns and successors in interest.
3.4    Each Borrower warrants and represents that Borrower is the sole and lawful owner of all right, title and interest in and to all of the claims released hereby and no Borrower has heretofore voluntarily, by operation of law or otherwise, assigned or transferred or purported to assign or transfer to any person any such claim or any portion thereof. Each Borrower shall indemnify and hold harmless Bank from and against any claim, demand, damage, debt, liability (including payment of attorneys’ fees and costs actually incurred whether or not litigation is commenced) based on or arising out of any assignment or transfer.
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3.5    The provisions of this section shall survive payment in full of the Obligations, full performance of all the terms of this Amendment and the Agreement, and/or Bank’s actions to exercise any remedy available under the Agreement or otherwise.
4.    In order to induce Bank to enter into this Amendment, each Borrower hereby represents and warrants to Bank as follows:
4.1    The representations and warranties contained in the Agreement and the other Loan Documents were true and correct in all material respects when made and continue to be true and correct in all material respects as of the date of this Amendment (provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date).
4.2    Both before and immediately after giving effect to this Amendment and the other transactions contemplated hereby, no Event of Default, or other event or circumstance that with the giving of notice or the passage of time could become an Event of Default, has occurred and is continuing.
4.3    The execution, delivery, and performance by Borrowers of this Amendment and the other documents, instruments and agreements delivered or to be delivered to Bank in connection herewith (i) are within the corporate powers of each Borrower and have been duly authorized by all necessary corporate action on the part of Borrower, (ii) do not require any governmental or third party consents, except those which have been duly obtained and are in full force and effect, (iii) do not and will not conflict with any requirement of law, any Borrower’s articles or certificate of incorporation, bylaws, partnership agreement, operating agreement, minutes or resolutions, (iv) after giving effect to this Amendment, do not result in any breach of or constitute a default under any agreement or instrument to which any Borrower or any of their Subsidiaries is a party or by which any Borrower or any of their Subsidiaries or their respective properties are bound, and (v) do not result in or require the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature upon any of the assets or properties of any Borrower, other than those in favor of Bank.
4.4    This Amendment and the other instruments and agreements delivered or to be delivered to Bank in connection herewith have been duly executed and delivered by each Borrower and constitute the legal, valid, and binding obligation of each Borrower, enforceable against Borrower in accordance with their respective terms, except to the extent that (i) enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors, (ii) enforcement may be subject to general principles of equity, and (iii) the availability of the remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceedings for such remedies may be brought.
4.5    No Borrower has any right of offset, defense, counterclaim, dispute or disagreement of any kind or nature whatsoever with respect to any of its liabilities, obligations or indebtedness arising under or in connection with any Loan Document.
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5.    As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:
(a)    this Amendment, duly executed by each Borrower;
(b)    all Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts; and
(c)    such other documents, instruments and certificates and completion of such other matters, as Bank may reasonably deem necessary or appropriate.
6.    This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.
[Remainder of Page Left Blank]
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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

JAND, INC.

By:	/s/ Steve Miller

Title:	CFO

WARBY PARKER RETAIL, INC.

By:	/s/ Steve Miller

Title:	CFO

COMERICA BANK

By:	/s/ Jason Pan

Title:	Vice President
[Signature Page to Seventh Amendment to Loan and Security Agreement]

EXECUTION
EIGHTH AMENDMENT TO
LOAN AND SECURITY AGREEMENT
This Eighth Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of December 23, 2019, by and among COMERICA BANK (“Bank”), JAND, INC., a Delaware corporation (“Parent”) and WARBY PARKER RETAIL, INC., a Delaware corporation (“WPRI”; or together with Parent each a “Borrower” and collectively the “Borrowers”).
RECITALS
A.    Borrowers and Bank are parties to that certain Loan and Security Agreement dated as of August 13, 2013, as amended, modified, supplemented, extended or restated from time to time including by that certain First Amendment to Loan and Security Agreement dated as of November 13, 2014, that certain Second Amendment to Loan and Security Agreement dated as of March 31, 2016, that certain Third Amendment to Loan and Security Agreement dated as of August 10, 2017, that certain Fourth Amendment to Loan and Security Agreement dated as of September 10, 2018, that certain Fifth Amendment and Waiver to Loan and Security Agreement dated as of March 29, 2019, that certain Sixth Amendment to Loan and Security Agreement dated as of June 18, 2019 and that certain Seventh Amendment to Loan and Security Agreement dated as of October 22, 2019 (collectively, the “Agreement”).
B.    Borrowers have requested that Bank amend certain provisions of the Agreement, and, while Bank is under no obligation to do so, Bank is willing to amend the Agreement in accordance with and subject to the terms and conditions of this Amendment.
NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:
1.    Exhibit A to the Agreement is hereby amended by (i) deleting the following definitions: “Borrowing Base,” “Eligible Inventory,” “Growth Capital Advance.” “Growth Capital Availability End Date,” “Growth Capital Line,” “Growth Capital Maturity Date,” “Liquidity,” “Non-Formula Amount,” “Revolving Line Extension Conditions” and “Texas Warehouse Inventory,” and (ii) adding, or amending and restating the following defined terms to read as follows:
“CEA” means the Commodity Exchange Act.
“Consolidated Net Income (or Deficit)” means the consolidated net income (or deficit) of any Person and its Subsidiaries, after deduction of all expenses, taxes, and other proper charges, determined in accordance with GAAP, after eliminating therefrom all extraordinary nonrecurring items of income.
“Consolidated Total Interest Expense” means with respect to any Person for any period, the aggregate amount of interest required to be paid or accrued by such Person and its Subsidiaries during such period on all Indebtedness of such Person and its Subsidiaries outstanding during all or any part of such period, whether such interest was or is required
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to be reflected as an item of expense or capitalized, including payments consisting of interest in respect of any capitalized lease or any synthetic lease, and including commitment fees, agency fees, facility fees, balance deficiency fees and similar fees or expenses in connection with the borrowing of money.
“Credit Extension” means each Advance or any other extension of credit by Bank to or for the benefit of any Borrower hereunder.
“EBITDA” means with respect to any fiscal period an amount equal to the sum of (a) Consolidated Net Income of Borrowers and their Subsidiaries for such fiscal period, plus (b) in each case to the extent deducted in the calculation of the Borrowers’ Consolidated Net Income and without duplication, (i) depreciation and amortization for such period, plus (ii) income tax expense for such period, plus (iii) Consolidated Total Interest Expense paid during such period, plus (iv) non-cash stock compensation expense, including expense associated with equity awards (including but not limited to stock options and restricted stock units) or resulting from the sale of stock in Borrower, plus (v) non-cash rental expense relating to changes in Borrowers’ deferred rent liabilities (provided however, for the avoidance of doubt, there shall be no add-back for cash rent expense paid during such period), and minus, (c) to the extent added in the calculation of Consolidated Net Income, and without duplication, (i) any non-cash income or gains relating to changes to Borrowers’ deferred rent liabilities, plus (ii) all extraordinary and non-recurring revenue and gains outside of Borrower’s normal course of business (including income tax benefits) for such period, all as determined in accordance with GAAP.
“Eighth Amendment Closing Date” means December 23, 2019.
“Excluded Swap Obligation” means, with respect to any given Borrower, any Swap Obligation, if, and to the extent that, all or a portion of the guarantee of by such Borrower of, the grant by such Borrower of a security interest to secure, or such Borrower being jointly and severally liable (or acting as a co-borrower hereunder) with respect to, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the CEA, or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof), by virtue of such Borrower’s failure for any reason to constitute an “eligible contract participant,” as defined in Section 1a(18) of the CEA and the regulations thereunder, at the time such guarantee, joint and several liability, co-borrower status, or such security interest grant becomes effective with respect to such related Swap Obligation (such determination being made after giving effect to any applicable keepwell, support, or other agreement for the benefit of the applicable Borrower). If any such Swap Obligation arises under a master agreement governing more than one swap, the foregoing exclusion shall apply only to those Swap Obligations that are attributable to swaps in respect of which such other Borrower’s guaranteeing of, or such other Borrower’s granting of a security interest or lien to secure, or such other Borrower being a co-borrower or jointly and severally liable with respect to, such swaps is or becomes illegal.
“Obligations” means all debt, principal, interest, Bank Expenses and other amounts owed to Bank by any Borrower pursuant to this Agreement or any other agreement,
2

whether absolute or contingent, due or to become due, now existing or hereafter arising, including any interest that accrues after the commencement of an Insolvency Proceeding and including any debt, liability, or obligation owing from any Borrower to others that Bank may have obtained by assignment or otherwise, but excluding any Warrant. The term “Obligations” as applied to any particular Borrower shall not include any Excluded Swap Obligation with respect to such Borrower.
“Pricing Addendum” means that certain LIBOR/Prime Referenced Rate Addendum to Loan and Security Agreement, by and between Bank and Borrowers, dated as of the Eighth Amendment Closing Date, as amended, modified, supplemented or restated from time to time.
“Qualified Borrower” means, at any time, each Borrower with total assets exceeding $10,000,000 or that qualifies at such time as an “eligible contract participant” under the CEA and can cause another Person to qualify as an “eligible contract participant” at such time under Section 1a(18)(A)(v)(II) of the CEA.
“Revolving Line” means a Credit Extension of up to Fifty Million Dollars ($50,000,000) (inclusive of the aggregate face amount of Letters of Credit issued under the Letter of Credit Sublimit, and the aggregate limits of the corporate credit cards issued to any Borrower and merchant credit card processing reserves under the Credit Card Services Sublimit).
“Revolving Maturity Date” means December 23, 2022.
“Specified Borrower” means any Borrower that is not then an “eligible contract participant” under the CEA (determined prior to giving effect to Section 14.9).
“Specified Hedging Agreement” means any agreement or other documentation between the Borrower (or any of them) and Bank providing for an interest rate swap that does not provide for a minimum rate of zero percent (0%) with respect to determinations of the Daily Adjusting LIBOR Rate, for the purposes of such interest rate swap (e.g., determines the floating amount by using the “negative interest method” rather than the “zero interest rate method” in the case of any such interest rate swap made under any master agreement or other documentation published by the International Swaps and Derivatives Association, Inc.).
“Swap Obligation” means, with respect to any Borrower, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the CEA.
2.    Exhibit A to the Agreement is hereby amended by amending and restating in their entirety clause (e) and clause (f) of the definition of “Permitted Investment” to read as follows:
(e)    (i) Investments by Parent in WPRI in the ordinary course of business in an aggregate amount not to exceed Five Hundred Thousand Dollars ($500,000) in any fiscal year; (ii) Investments of wholly-owned Subsidiaries in or to other wholly-owned Subsidiaries or Borrowers in the ordinary course of business and (iii) Investments by
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Borrowers in other wholly-owned Subsidiaries that have complied with Section 6.10, including the execution and delivery of an unconditional guaranty and security agreement in favor of Bank in form reasonably satisfactory to Bank, in an aggregate amount (taken together with Investments under clause (i) above) not to exceed Five Hundred Thousand Dollars ($500,000) in the aggregate in any fiscal year;
(f)    Investments consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the ordinary course of business not to exceed Five Hundred Thousand Dollars ($500,000) in the aggregate in any fiscal year, and (ii) loans to employees, officers or directors relating to the purchase of equity securities of Parent pursuant to employee stock purchase plan agreements approved by Parent’s Board of Directors or any committee thereof not to exceed Thirty Million Dollars ($30,000,000) in the aggregate in any fiscal year provided that such loans are cashless (other than cash payments to Parent by the obligor in repayment of such loans);
3.    Section 2.1(b)(i) of the Agreement is hereby amended and restated in its entirety to read as follows:
(i)    Amount. Subject to and upon the terms and conditions of this Agreement, Borrowers may request Advances in an aggregate outstanding amount not to exceed the Revolving Line, less the aggregate face amount of Letters of Credit issued under the Letter of Credit Sublimit, and the aggregate limits of the corporate credit cards issued to any Borrower and merchant credit card processing reserves under the Credit Card Services Sublimit. Except as set forth in the Pricing Addendum amounts borrowed pursuant to this Section 2.1(b) may be repaid and reborrowed at any time without penalty or premium prior to the Revolving Maturity Date, at which time all Advances under this Section 2.1(b) shall be immediately due and payable.
4.    Section 2.1(c) of the Agreement is hereby amended and restated in its entirety to read as follows:
(c)    [Reserved].
5.    Section 2.2 of the Agreement is hereby amended and restated in its entirety to read as follows:
2.2    Overadvances. If at any time the aggregate amount of the outstanding Advances exceeds the amount equal to the Revolving Line minus the aggregate face amount of Letters of Credit issued under the Letter of Credit Sublimit and minus the aggregate limits of the corporate credit cards issued to Borrowers and merchant credit card processing reserves under the Credit Card Services Sublimit, Borrowers shall immediately pay to Bank, in cash, the amount of such excess. In addition, if at any time (a) the amount equal to the sum of the outstanding face amount of all Letters of Credit plus the aggregate limits of the corporate credit cards issued to Borrowers and merchant credit card processing reserves under the Credit Card Services Sublimit, exceeds (b) Fifteen Million Dollars ($15,000,000), Borrowers shall immediately provide to Bank cash collateral in an amount equal to 105% of the amount of such excess, to secure such Obligations.
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6.    Section 2.3(a) of the Agreement is hereby amended and restated in its entirety to read as follows:
(a)    Interest Rates.
(i)    Advances. The Advances shall bear interest, on the outstanding daily balance thereof, on the terms set forth in the Pricing Addendum.
7.    Section 2.5 of the Agreement is hereby amended by renumbering clause (b) as clause (c), and inserting a new Section 2.5(b) to read as follows:
(b)    Unused Facility Fee. A quarterly Unused Facility Fee equal to twenty hundredths of one percent (0.20%) per annum of the difference between (i) the Revolving Line and (ii) the average daily outstanding principal balance of the Advances (inclusive of sublimit utilization) during the applicable quarter (or partial quarter), which fee shall be payable in arrears within five (5) Business Days of the last day of each such quarter (or on the Revolving Maturity Date or date of termination of the Revolving Line for the partial quarter then ended) and shall be nonrefundable; provided that the Unused Facility Fee shall not accrue and be payable for any quarter during which the aggregate average daily outstanding principal amount of the Advances (inclusive of sublimit utilization) exceeds Fifteen Million ($15,000,000); and
8.    Section 3.2(c) of the Agreement is hereby amended and restated in its entirety to read as follows:
(c)    [Reserved]; and
9.    Section 5.3 of the Agreement is hereby amended and restated in its entirety to read as follows:
5.3    Collateral. Each Borrower has rights in or the power to transfer the Collateral, and its title to the Collateral is free and clear of Liens, adverse claims, and restrictions on transfer or pledge except for Permitted Liens. All Collateral is located solely in the Collateral States at the locations specified in the Collateral Information Certificate, and at such other locations as may be timely disclosed in writing to Bank pursuant to Section 7.2. The Accounts are bona fide existing obligations of the account debtors. No licenses or agreements giving rise to any Accounts is with any Prohibited Territory or with any Person organized under or doing business in a Prohibited Territory. All Inventory is in all material respects of good and merchantable quality, free from all material defects, except for Inventory for which adequate reserves have been made. Except as set forth in the Schedule or as disclosed in writing from time to time with respect to accounts maintained outside of Bank to the extent expressly permitted under Section 6.6, none of the Collateral consisting of deposit, investment or securities accounts is maintained or invested with a Person other than Bank or Bank’s Affiliates.
10.    Section 6.2(b) of the Agreement is hereby amended and restated in its entirety to read as follows:
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(b)    [reserved];
11.    The last paragraph of Section 6.2 of the Agreement is hereby amended and restated in its entirety to read as follows:
Borrowers may deliver to Bank on an electronic basis any certificates, reports or information required pursuant to this Section 6.2, and Bank shall be entitled to rely on the information contained in the electronic files, provided that Bank in good faith believes that the files were delivered by a Responsible Officer. If any Borrower delivers this information electronically, it shall also deliver to Bank by U.S. Mail, reputable overnight courier service, hand delivery, facsimile or.pdf file within five (5) Business Days of submission of the unsigned electronic copy the certification of monthly financial statements, and the Compliance Certificate, each bearing the physical signature of the Responsible Officer.
12.    Section 6.6 of the Agreement is hereby amended and restated in its entirety to read as follows:
6.6    Borrower shall maintain all its, and shall cause all of its Subsidiaries to maintain their, depository, operating, cash management accounts with Bank and all of its and their investment and securities accounts with Bank; provided, however, that so long as Borrowers at all times maintain at least Ten Million Dollars ($10,000,000) in Net Cash in deposit accounts with Bank or Bank’s affiliates covered by account control agreement(s) in a form satisfactory to Bank, Borrowers may maintain up to Thirty Million Dollars ($30,000,000) in deposit and investment balances in accounts outside of Bank, and, so long as no Event of Default exists, no account control agreements shall be required with respect to such accounts. Upon request of Bank Borrower shall promptly, and in any event within two (2) Business Days of request by Bank, provide Bank with a true, correct and complete listing of all deposit and securities accounts maintained outside of Bank by Borrower or any of its Subsidiaries.
13.    Section 6.7 of the Agreement is hereby amended and restated in its entirety to read as follows:
6.7    Financial Covenants. At all times following the date on which the aggregate outstanding amount of the Obligations first exceeds Thirty Five Million Dollars ($35,000,000) (including amounts outstanding under the Letter of Credit Sublimit and Credit Card Sublimit), Borrowers shall achieve and maintain EBITDA, tested as of the last day of each calendar quarter, for the twelve month period ending on such date, of not less than the following amounts:

Twelve Month Period Ending	EBITDA
December 31, 2019	$12,500,000
March 31, 2020	$12,500,000
June 30, 2020	$12,500,000
September 30, 2020	$12,500,000
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December 31, 2020	$12,500,000
March 31, 2021	$15,000,000
June 30, 2021	$15,000,000
September 30, 2021	$15,000,000
December 31, 2021	$15,000,000
March 31, 2022	$17,500,000
June 30, 2022	$17,500,000
September 30, 2022	$17,500,000
December 31, 2022	$17,500,000
For the avoidance of doubt no financial covenants under this Section 6.7 shall apply at any time prior to the date on which the aggregate outstanding amount of the Obligations first exceeds Thirty Five Million Dollars ($35,000,000) (including amounts outstanding under the Letter of Credit Sublimit and Credit Card Sublimit).
14.    Section 7.3 of the Agreement is hereby amended and restated in its entirety to read as follows:
7.3    Mergers or Acquisitions. Merge, divide or consolidate, or permit any of its Subsidiaries to merge, divide or consolidate, with or into any other business organization (other than mergers or consolidations of a Subsidiary into another Subsidiary or into Borrower), or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the Equity Interests or property of another Person, or enter into any agreement to do any of the same. Notwithstanding the foregoing, a Change in Control shall not result in a violation of Sections 7.2 or 7.3 if prior to or concurrent with such Change in Control, the Obligations are indefeasibly paid in full in cash, Bank’s obligation to extend credit or provide credit accommodations to any Borrower or any of their respective Subsidiaries has been terminated to the satisfaction of Bank, and this Agreement and the other Loan Documents have terminated.
15.    Section 7.10 of the Agreement is hereby amended by deleting the words “(which shall not be deemed Eligible Inventory)” from clause (x) in the last sentence thereof.
16.    Section 9.1(f) of the Agreement is hereby amended and restated in its entirety to read as follows:
(f)    Set off and apply to the Obligations any and all (i) payments received by Bank, (ii) balances and deposits of Borrower held by Bank, and (iii) indebtedness at any time owing to or for the credit or the account of Borrower held by Bank;
17.    Section 12.6 of the Agreement is hereby amended and restated in its entirety to read as follows:
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12.6    The referee will have power to expand or limit the amount and duration of discovery. The referee may set or extend discovery deadlines or cutoffs for good cause, including a party’s failure to provide requested discovery for any reason whatsoever. Unless otherwise ordered based upon good cause shown, no party shall be entitled to “priority” in conducting discovery, depositions may be taken by either party upon seven (7) days written notice, and all other discovery shall be responded to within fifteen (15) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding.
18.    New Section 13.10 is hereby added to the Agreement, as follows:
13.10    Final Agreement. This Agreement, together with the Loan Documents, entered into by and between Bank and Borrowers with respect to the subject matter contained herein constitutes the entire understanding among the parties with respect to the subject matter hereof. This Agreement supersedes any and all prior oral or written agreements relating to the subject matter hereof.
19.    Section 14.1 of the Agreement is hereby amended and restated in its entirety to read as follows:
14.1    Primary Obligation. This Agreement is a primary and original obligation of each Borrower and shall remain in effect notwithstanding future changes in conditions, including any change of law or any invalidity or irregularity in the creation or acquisition of any Obligations or in the execution or delivery of any agreement between Bank and any Borrower. Each Borrower shall be liable for existing and future Obligations as fully as if all of all Credit Extensions were advanced to such Borrower. Bank may rely on any certificate or representation made by any Borrower as made on behalf of, and binding on, all Borrowers, including without limitation Disbursement Request Forms, and Compliance Certificates. Furthermore, the successful operation of each Borrower is dependent on the continued successful performance of the integrated group of Borrowers, such that each Borrower will benefit from any Credit Extensions Bank makes to another Borrower.
20.    A new Section 14.9 is hereby added to the Agreement, as follows:
14.9    Keepwell. Each Borrower that is a Qualified Borrower at the time the guaranty, co-Borrower status (or incurrence of joint and several liability), or the grant of a Lien under the Loan Documents, in each case, by any Specified Borrower becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Borrower with respect to such Swap Obligation as may be needed by such Specified Borrower from time to time to honor all of its obligations under the Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified Borrower’s obligations and undertakings under this Section 14 voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of each Qualified Borrower under this Section shall remain in full force and effect until the Obligations have been indefeasibly
8

paid and performed in full in cash. Each Borrower intends this Section to constitute, and this Section shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Borrower for all purposes of the CEA.
21.    Exhibit D to the Agreement is hereby deleted in its entirety.
22.    Exhibit E to the Agreement is hereby amended, restated and replaced with Exhibit E attached hereto.
23.    Release.
23.1    Each Borrower acknowledges that Bank would not enter into this Amendment without such Borrower’s assurance hereunder. Each Borrower hereby absolutely discharges and releases Bank, any person or entity that has obtained any interest from Bank under the Agreement and each of Bank’s and such entity’s former and present partners, stockholders, officers, directors, employees, successors, assignees, agents and attorneys from any known claims which any Borrower now has against Bank of any nature, whether founded in contract, in tort or pursuant to any other theory of liability, including but not limited to any claims arising out of or related to the Agreement or the transactions contemplated thereby.
23.2    [Reserved].
23.3    The provisions, waivers and releases set forth in this section are binding upon each Borrower and each Borrower’s stockholders, agents, employees, assigns and successors in interest. The provisions, waivers and releases of this section shall inure to the benefit of Bank and its agents, employees, officers, directors, assigns and successors in interest.
23.4    Each Borrower warrants and represents that Borrower is the sole and lawful owner of all right, title and interest in and to all of the claims released hereby and no Borrower has heretofore voluntarily, by operation of law or otherwise, assigned or transferred or purported to assign or transfer to any person any such claim or any portion thereof. Each Borrower shall indemnify and hold harmless Bank from and against any claim, demand, damage, debt, liability (including payment of attorneys’ fees and costs actually incurred whether or not litigation is commenced) based on or arising out of any assignment or transfer.
23.5    The provisions of this section shall survive payment in full of the Obligations, full performance of all the terms of this Amendment and the Agreement, and/or Bank’s actions to exercise any remedy available under the Agreement or otherwise.
24.    In order to induce Bank to enter into this Amendment, each Borrower hereby represents and warrants to Bank as follows:
24.1    The representations and warranties contained in the Agreement and the other Loan Documents were true and correct in all material respects when made and
9

continue to be true and correct in all material respects as of the date of this Amendment (provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date).
24.2    Both before and immediately after giving effect to this Amendment and the other transactions contemplated hereby, no Event of Default, or other event or circumstance that with the giving of notice or the passage of time could become an Event of Default, has occurred and is continuing.
24.3    The execution, delivery, and performance by Borrowers of this Amendment and the other documents, instruments and agreements delivered or to be delivered to Bank in connection herewith (i) are within the corporate powers of each Borrower and have been duly authorized by all necessary corporate action on the part of Borrower, (ii) do not require any governmental or third party consents, except those which have been duly obtained and are in full force and effect, (iii) do not and will not conflict with any requirement of law, any Borrower’s articles or certificate of incorporation, bylaws, partnership agreement, operating agreement, minutes or resolutions, (iv) after giving effect to this Amendment, do not result in any breach of or constitute a default under any agreement or instrument to which any Borrower or any of their Subsidiaries is a party or by which any Borrower or any of their Subsidiaries or their respective properties are bound, and (v) do not result in or require the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature upon any of the assets or properties of any Borrower, other than those in favor of Bank.
24.4    This Amendment and the other instruments and agreements delivered or to be delivered to Bank in connection herewith have been duly executed and delivered by each Borrower and constitute the legal, valid, and binding obligation of each Borrower, enforceable against Borrower in accordance with their respective terms, except to the extent that (i) enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors, (ii) enforcement may be subject to general principles of equity, and (iii) the availability of the remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceedings for such remedies may be brought.
24.5    No Borrower has any right of offset, defense, counterclaim, dispute or disagreement of any kind or nature whatsoever with respect to any of its liabilities, obligations or indebtedness arising under or in connection with any Loan Document.
25.    As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:
(a)    this Amendment, duly executed by each Borrower;
(b)    the Pricing Addendum, duly executed by each Borrower;
(c)    an officer’s certificate of each Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;
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(d)    all Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts; and
(e)    such other documents, instruments, and certificates and completion of such other matters, as Bank may reasonably deem necessary or appropriate.
26.    This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.
[Remainder of Page Left Blank]
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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

JAND, INC.

By:	/s/ Steve Miller

Title:	CFO

WARBY PARKER RETAIL, INC.

By:	/s/ Steve Miller

Title:	CFO

COMERICA BANK

By:

Title:
[Signature Page to Eighth Amendment to Loan and Security Agreement]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

JAND, INC.

By:

Title:

WARBY PARKER RETAIL, INC.

By:

Title:

COMERICA BANK

By:	/s/ Jason Pan

Title:	Vice President
[Signature Page to Eighth Amendment to Loan and Security Agreement]

EXHIBIT E
COMPLIANCE CERTIFICATE
Please send all Required Reporting to:    Comerica Bank
Technology & Life Sciences Division Loan
Analysis Department 250 Lytton Avenue, 3rd Floor,
Mail Code 4240 Palo Alto, CA 94301
Phone: [(***) ***-****]
Fax: [(***) ***-****]
FROM:    JAND, INC., for and on behalf of all co-Borrowers
The undersigned authorized Officer of JAND, INC. (“Borrower”), for an on behalf of all Borrowers under the Agreement (as defined below), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement among Borrower, the other Borrowers and Bank (the “Agreement”), (i) each Borrower is in complete compliance for the period ending ___________________________________ with all required covenants, including without limitation the ongoing registration of intellectual property rights in accordance with Section 6.8, except as noted below and (ii) all representations and warranties of each Borrower stated in the Agreement are true and correct in all material respects on and as of the date hereof as though made at and as of each such date (provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date). Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.
Please indicate compliance status by circling Yes/No under “Complies” or “Applicable” column.

MONTHLY REPORTING COVENANTS	REQUIRED

Not Limited Reporting Period

Company Prepared Monthly F/S	Monthly, within 30 days		YES	NO

Compliance Certificate	Monthly, within 30 days		YES	NO

Limited Reporting Period

Company Prepared Monthly F/S	Quarterly, within 30 days

Compliance Certificate	Quarterly, within 30 days

PERIODIC REPORTING COVENANTS	REQUIRED

Annual Business Plan (incl. operating budget)	By March 15 of each year	NOT IN EFFECT THIS PERIOD	YES	NO
CPA Audited, Unqualified F/S	By August 31 of each year	NOT IN EFFECT THIS PERIOD	YES	NO
Audit	Semi-annual		YES	NO
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This section only to be required and filled out if Public:

10-Q	Quarterly, within 5 days of SEC filing (50 days)		YES	NO
10-K	Annually, within 5 days of SEC filing (95 days)		YES	NO

ACCOUNTS 6.6	REQUIRED	ACTUAL VALVES TO BE ENTERED BELOW

Total amount of Borrower’s cash and investments	See Loan Agreement	Amount: $____________________	YES	NO
Total amount of Borrower’s cash and investments maintained with Bank	See Loan Agreement	Amount: $____________________	YES	NO

		DESCRIPTION	APPLICABLE
Legal Action > $300,000	Notify promptly upon notice	__________________________	YES	NO
Inventory Disputes > $100,000	Notify promptly upon notice	__________________________	YES	NO
Cross default with other agreements >$300,000	Notify promptly upon notice	__________________________	YES	NO
Judgments; Settlements > $3,000,000	Notify promptly upon notice	__________________________	YES	NO

FINANCIAL COVENANTS	REQUIRED	ACTUAL	COMPLIES

TO BE TESTED MONTHLY, UNLESS OTHERWISE NOTED:			YES	NO

Minimum EBITDA	See Section 6.7	$_________________________	YES	NO

OTHER COVENANTS	REQUIRED	ACTUAL	COMPLIES

Permitted Indebtedness for equipment leases	<$2,000,000	__________________________	YES	NO
Permitted Investments for stock repurchase	<$135,000,000	__________________________	YES	NO
Permitted Investments for subsidiaries	<$500,000	__________________________	YES	NO
Permitted Investments for travel advances	<$500,000	__________________________	YES	NO
Permitted Investments for employee loans (cashless)	<$30,000,000	__________________________	YES	NO
Permitted Investments for joint ventures	<$500,000	__________________________	YES	NO
Permitted Liens for equipment leases	<$2,000,000	__________________________	YES	NO
Permitted Transfers	<$300,000	__________________________	YES	NO
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Please Enter Below Comments Regarding Violations:
The Officer further acknowledges that at any time Borrower is not in compliance with all the terms set forth in the Agreement, including, without limitation, the financial covenants, no credit extensions will be made.
Very truly yours,

/s/ Steve Miller
Authorized Signer

Name:	Steve Miller

Title:	CFO
3

Execution Copy
NINTH AMENDMENT TO
LOAN AND SECURITY AGREEMENT
This Ninth Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of March 1, 2021, by and among COMERICA BANK (“Bank”), JAND, INC., a Delaware corporation (“Parent”) and WARBY PARKER RETAIL, INC., a Delaware corporation (“WPRI”; or together with Parent each a “Borrower” and collectively the “Borrowers”).
RECITALS
A.    Borrowers and Bank are parties to that certain Loan and Security Agreement dated as of August 13, 2013, as amended, modified, supplemented, extended or restated from time to time including by that certain First Amendment to Loan and Security Agreement dated as of November 13, 2014, that certain Second Amendment to Loan and Security Agreement dated as of March 31, 2016, that certain Third Amendment to Loan and Security Agreement dated as of August 10, 2017, that certain Fourth Amendment to Loan and Security Agreement dated as of September 10, 2018, that certain Fifth Amendment and Waiver to Loan and Security Agreement dated as of March 29, 2019, that certain Sixth Amendment to Loan and Security Agreement dated as of June 18, 2019, that certain Seventh Amendment to Loan and Security Agreement dated as of October 22, 2019 and that certain Eight Amendment to Loan and Security Agreement, dated as of December 23, 2019 (collectively, the “Agreement”).
B.    Borrowers have requested that Bank amend certain provisions of the Agreement, and, while Bank is under no obligation to do so, Bank is willing to amend the Agreement in accordance with and subject to the terms and conditions of this Amendment.
NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:
1.    Exhibit A to the Agreement is hereby amended by amending and restating in its entirety clause (f) of the definition of “Permitted Investment” to read as follows:
(f)     Investments consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the ordinary course of business not to exceed Five Hundred Thousand Dollars ($500,000) in the aggregate in any fiscal year, and (ii) loans to employees, officers or directors relating to the purchase of equity securities of Parent pursuant to employee stock purchase plan agreements approved by Parent’s Board of Directors or any committee thereof provided that such loans are cashless (other than cash payments to Parent by the obligor in repayment of such loans);
2.    New Section 13.11 is hereby added to the Agreement to read as follows:
13.11    Electronic Signatures. The parties agree that this Agreement may be executed by electronic signatures. The parties further agree that the electronic signature of a party to this Agreement shall be as valid as an original manually executed signature of such party and shall be effective to bind such party to this Agreement, and that any electronically signed document (including this Agreement) shall be deemed (i) to be “written” or “in writing,” and (ii) to have been “signed” or “duly executed”. For purposes hereof, “electronic signature” means a manually-signed original signature that is then transmitted by electronic means or a signature through an electronic signature technology platform. Notwithstanding the foregoing, Bank may require original manually executed signatures.
3.    Exhibit E to the Agreement is hereby amended, restated and replaced with Exhibit E attached hereto.
4.    Release.
4.1    Each Borrower acknowledges that Bank would not enter into this Amendment without such Borrower’s assurance hereunder. Each Borrower hereby absolutely discharges and releases Bank, any person or entity that has obtained any interest from Bank under the Agreement and each of Bank’s and such entity’s former and present partners, stockholders, officers, directors, employees, successors, assignees, agents and attorneys from any known claims which any Borrower now has against Bank of any nature, whether founded in contract, in tort or pursuant to any other theory of liability, including but not limited to any claims arising out of or related to the Agreement or the transactions contemplated thereby.
4.2    [Reserved].
4.3    The provisions, waivers and releases set forth in this section are binding upon each Borrower and each Borrower’s stockholders, agents, employees, assigns and successors in interest. The provisions, waivers and releases of this section shall inure to the benefit of Bank and its agents, employees, officers, directors, assigns and successors in interest.
4.4    Each Borrower warrants and represents that Borrower is the sole and lawful owner of all right, title and interest in and to all of the claims released hereby and no Borrower has heretofore voluntarily, by operation of law or otherwise, assigned or transferred or purported to assign or transfer to any person any such claim or any portion thereof. Each Borrower shall indemnify and hold harmless Bank from and against any claim, demand, damage, debt, liability (including payment of attorneys’ fees and costs actually incurred whether or not litigation is commenced) based on or arising out of any assignment or transfer.
4.5    The provisions of this section shall survive payment in full of the Obligations, full performance of all the terms of this Amendment and the Agreement, and/or Bank’s actions to exercise any remedy available under the Agreement or otherwise.
5.    In order to induce Bank to enter into this Amendment, each Borrower hereby represents and warrants to Bank as follows:
5.1    The representations and warranties contained in the Agreement and the other Loan Documents were true and correct in all material respects when made and continue to be true and correct in all material respects as of the date of this Amendment (provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date).
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5.2    Both before and immediately after giving effect to this Amendment and the other transactions contemplated hereby, no Event of Default, or other event or circumstance that with the giving of notice or the passage of time could become an Event of Default, has occurred and is continuing.
5.3    The execution, delivery, and performance by Borrowers of this Amendment and the other documents, instruments and agreements delivered or to be delivered to Bank in connection herewith (i) are within the corporate powers of each Borrower and have been duly authorized by all necessary corporate action on the part of Borrower, (ii) do not require any governmental or third party consents, except those which have been duly obtained and are in full force and effect, (iii) do not and will not conflict with any requirement of law, any Borrower’s articles or certificate of incorporation, bylaws, partnership agreement, operating agreement, minutes or resolutions, (iv) after giving effect to this Amendment, do not result in any breach of or constitute a default under any agreement or instrument to which any Borrower or any of their Subsidiaries is a party or by which any Borrower or any of their Subsidiaries or their respective properties are bound, and (v) do not result in or require the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature upon any of the assets or properties of any Borrower, other than those in favor of Bank.
5.4    This Amendment and the other instruments and agreements delivered or to be delivered to Bank in connection herewith have been duly executed and delivered by each Borrower and constitute the legal, valid, and binding obligation of each Borrower, enforceable against Borrower in accordance with their respective terms, except to the extent that (i) enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors, (ii) enforcement may be subject to general principles of equity, and (iii) the availability of the remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceedings for such remedies may be brought.
5.5    No Borrower has any right of offset, defense, counterclaim, dispute or disagreement of any kind or nature whatsoever with respect to any of its liabilities, obligations or indebtedness arising under or in connection with any Loan Document.
6.    As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:
(a)    this Amendment, duly executed by each Borrower;
(b)    an officer’s certificate of each Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;
(c)    all Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts; and
(d)    such other documents, instruments, and certificates and completion of such other matters, as Bank may reasonably deem necessary or appropriate.
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7.    The parties agree that this Amendment may be executed by electronic signatures. The parties further agree that the electronic signature of a party to this Amendment shall be as valid as an original manually executed signature of such party and shall be effective to bind such party to this Amendment, and that any electronically signed document (including this Amendment) shall be deemed (i) to be “written” or “in writing,” and (ii) to have been “signed” or “duly executed”. For purposes hereof, “electronic signature” means a manually-signed original signature that is then transmitted by electronic means or a signature through an electronic signature technology platform. Notwithstanding the foregoing, Bank may require original manually executed signatures.
8.    This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.
[Remainder of Page Left Blank]
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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written. Borrower acknowledges and agrees that Borrower’s electronic signature below indicates Borrower’s agreement to, and intention to be legally bound by, all of the terms and conditions of this Amendment.

JAND, INC.

By:	/s/ Hyung Bak
Name:	Hyung Bak
Title:	Secretary

WARBY PARKER RETAIL, INC.

By:	/s/ Hyung Bak
Name:	Hyung Bak
Title:	Secretary

COMERICA BANK

By:	/s/ Jason Pan
Name:	Jason Pan
Title:	Senior Vice President
[Signature Page to Ninth Amendment to Loan and Security Agreement]

EXHIBIT E
COMPLIANCE CERTIFICATE
Please send all Required Reporting to:     Comerica Bank
Technology & Life Sciences Division
Loan Analysis Department
250 Lytton Avenue, 3rd Floor, Mail Code 4240
Palo Alto, CA 94301
Phone: [(***) ***-****]
Fax: [(***) ***-****]
FROM:    JAND, INC., for and on behalf of all co-Borrowers
The undersigned authorized Officer of JAND, INC. (“Borrower”), for an on behalf of all Borrowers under the Agreement (as defined below), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement among Borrower, the other Borrowers and Bank (the “Agreement”), (i) each Borrower is in complete compliance for the period ending ________________________ with all required covenants, including without limitation the ongoing registration of intellectual property rights in accordance with Section 6.8, except as noted below and (ii) all representations and warranties of each Borrower stated in the Agreement are true and correct in all material respects on and as of the date hereof as though made at and as of each such date (provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date). Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.
Please indicate compliance status by circling Yes/No under “Complies” or “Applicable” column.

MONTHLY REPORTING COVENANTS	REQUIRED
Not Limited Reporting Period
Company Prepared F/S	Monthly, within 30 days*	☐ YES	☐ NO
Compliance Certificate	Monthly, within 30 days*	☐ YES	☐ NO
Limited Reporting Period
Company Prepared F/S	Quarterly, within 30 days*	☐ YES	☐ NO
Compliance Certificate	Quarterly, within 30 days*	☐ YES	☐ NO

PERIODIC REPORTING COVENANTS	REQUIRED
Annual Business Plan (incl. operating budget)	By March 15 of each year	☐ NOT IN EFFECT THIS PERIOD	☐ YES	☐ NO
CPA Audited, Unqualified F/S	By August 31 of each year	☐ NOT IN EFFECT THIS PERIOD	☐ YES	☐ NO
Audit	Semi-annual		☐ YES	☐ NO
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This section only to be required and filled out if Public:
10-Q	Quarterly, within 5 days of SEC filing (50 days)	☐ YES	☐ NO
10-K	Annually, within 5 days of SEC filing (95 days)	☐ YES	☐ NO

ACCOUNTS 6.6	REQUIRED	ACTUAL VALUES TO BE ENTERED BELOW
Total amount of Borrower’s cash and investments	See Loan Agreement	Amount: $ __________	☐ YES	☐ NO
Total amount of Borrower’s cash and investments maintained with Bank	See Loan Agreement	Amount: $ __________	☐ YES	☐ NO

		DESCRIPTION	APPLICABLE
Legal Action > $300,000	Notify promptly upon notice	__________________	☐ YES	☐ NO
Inventory Disputes > $100,000	Notify promptly upon notice	__________________	☐ YES	☐ NO
Cross default with other agreements>$300,000	Notify promptly upon notice	__________________	☐ YES	☐ NO
Judgments; Settlements > $3,000,000	Notify promptly upon notice	__________________	☐ YES	☐ NO

FINANCIAL COVENANTS	REQUIRED	ACTUAL	COMPLIES
TO BE TESTED MONTHLY, UNLESS OTHERWISE NOTED:
Minimum EBITDA	See Section 6.7	$_________________	☐ YES	☐ NO
OTHER COVENANTS	REQUIRED	ACTUAL	COMPLIES
Permitted Indebtedness for equipment leases	<$2,000,000	__________________	☐ YES	☐ NO
Permitted Investments for stock repurchase	<$135,000,000	__________________	☐ YES	☐ NO
Permitted Investments for subsidiaries	<$500,000	__________________	☐ YES	☐ NO
Permitted Investments for travel advances	<$500,000	__________________	☐ YES	☐ NO
Permitted Investments for employee loans (cashless)	No limit	__________________	☐ YES	☐ NO
Permitted Investments for joint ventures	<$500,000	__________________	☐ YES	☐ NO
Permitted Liens for equipment leases	<$2,000,000	__________________	☐ YES	☐ NO
Permitted Transfers	<$300,000	__________________	☐ YES	☐ NO
Please Enter Below Comments Regarding Violations:
The Officer further acknowledges that at any time Borrower is not in compliance with all the terms set forth in the Agreement, including, without limitation, the financial covenants, no credit extensions will be made. The Officer further acknowledges and agrees that his/her electronic
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signature below constitutes a true certification of the matters indicated in this Compliance Certificate.

Very truly yours,

Authorized Signer

Name:

Title:
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CORPORATION RESOLUTIONS AND INCUMBENCY CERTIFICATION AUTHORITY TO PROCURE LOANS

I certify that I am the duly elected and qualified Secretary of JAND, INC., a Delaware corporation (the “Corporation”), and the keeper of the records of the Corporation; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes.
Copy of Resolutions:
Be it Resolved, that:
1.    Any (insert number required to sign) one (1) of the following (insert titles only) Chief Executive Officer, Chief Financial Officer, President, Secretary or Treasurer of the Corporation (the “Authorized Signer(s)”) are/is authorized, for, on behalf of, and in the name of the Corporation to:
(a)    Negotiate and procure loans, letters of credit and other credit or financial accommodations from Comerica Bank (the “Bank”), up to an amount not exceeding $______________, in aggregate (if left blank, then unlimited), including, without limitation, that by that certain Ninth Amendment to Loan and Security Agreement dated as of March 1, 2021, which amends and modifies that certain Loan and Security Agreement dated as of August 13, 2013, as may be subsequently amended, modified, supplemented, extended or restated from time to time;
(b)    Discount with the Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;
(c)    Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;
(d)    Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation;
(e)    Issue and/or execute one or more warrants for the purchase of the Corporation’s capital stock to Bank;
(f)    Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, any or all of which may relate to all or to substantially all of the Corporation’s property and assets; and
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(g)    Appoint, delegate and authorize such other person(s) (the “Delegated Person(s)”) as may be designated in writing from time to time by the above referenced Authorized Signer(s), or any one or more of them, to (i) request loans, advances and/or letters of credit under any line of credit, loan or other credit or financial accommodation made available by Bank to or in favor of the Corporation, and to execute and/or deliver unto Bank, in form and content as may be required by the Bank, such agreements, instruments and documents as may be necessary or required to carry out such purposes, (ii) make loan payments for and on behalf of the Corporation, and (iii) execute and certify borrowing base certificates, account agings, inventory reports and collateral reports (together with any other documents, reports and certificates required to be delivered in connection with any of the foregoing) for and on behalf of the Corporation.
2.    Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the Authorized Signer(s) or Delegated Person(s) (if any), whether so payable to the order of any of said Authorized Signer(s) or Delegated Person(s) (if any) in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said Authorized Signer(s) or Delegated Person(s) (if any) or not.
3.    Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.
4.    These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).
5.    Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.
6.    The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.
I further certify that the following named persons (“Authorized Persons”) have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time and that the signatures which appear below are the genuine signatures of each respectively. I acknowledge and agree that the Authorized Persons may sign this certificate in multiple counterparts, each of which shall be deemed an original instrument, and all of which shall constitute a single certificate, and that the signature of any Authorized Signer to any counterpart shall be deemed certified by me in accordance with this certification. I or the Bank may assemble the signatures from one or more counterparts and attach them to any other counterpart for the purpose of having a single document containing all the signatures of the Authorized Signers.
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Delivery of an executed counterpart of a signature to this certificate by telecopy, emailed portable document format (“pdf”), or tagged image file format (“tiff”) or any other electronic means that reproduces an image of the actual executed signature of the Authorized Signer shall be effective as delivery of an original manually executed counterpart of this certificate. I or the party sending an executed counterpart of his/her signature to this certificate by telecopy, pdf, tiff or any other electronic means shall, upon request by Bank, also send the manual original signature to Bank within five (5) days following the request, but failure to do so shall not affect my certification of such signature and incumbency of such party.
(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

NAME (Type or Print)	TITLE	SIGNATURE

Hyung Bak	Secretary	/s/ Hyung Bak

Steve Miller	Chief Financial Officer	/s/ Steve Miller

I further certify that attached as Exhibit A hereto is a true, correct and complete copy of the Corporation’s Certificate of Incorporation (including amendments), as filed with the Delaware Secretary of State. Such Certificate of Incorporation has not been amended, annulled, rescinded, revoked or supplemented, and remains in full force and effect as of the date hereof.
I further certify that attached as Exhibit B hereto is a true, correct and complete copy of Borrower’s By-Laws (including amendments). Such Bylaws have not been amended, annulled, rescinded, revoked or supplemented, and remain in full force and effect as of the date hereof.
In Witness Whereof, I have affixed my name as Secretary on March 1, 2021.

/s/ Hyung Bak
Hyung Bak, Secretary
The Above Statements are Correct.

SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE, A SHAREHOLDER OTHER THAN THE SECRETARY WHEN THE SECRETARY IS THE SOLE AUTHORIZED SIGNER SET FORTH ABOVE
Failure to complete the above when the Secretary is the sole Authorized Signer set forth above, shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.
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CORPORATION RESOLUTIONS AND INCUMBENCY CERTIFICATION AUTHORITY TO PROCURE LOANS

I certify that I am the duly elected and qualified Secretary of WARBY PARKER RETAIL, INC., a Delaware corporation (the “Corporation”), and the keeper of the records of the Corporation; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes.
Copy of Resolutions:
Be it Resolved, that:
1.    Any (insert number required to sign) one (1) of the following (insert titles only) Chief Executive Officer, Chief Financial Officer, President, Secretary or Treasurer of the Corporation (the “Authorized Signer(s)”) are/is authorized, for, on behalf of, and in the name of the Corporation to:
(a)    Negotiate and procure loans, letters of credit and other credit or financial accommodations from Comerica Bank (the “Bank”), up to an amount not exceeding $ ________________, in aggregate (if left blank, then unlimited), including, without limitation, that by that certain Ninth Amendment to Loan and Security Agreement dated as of March 1, 2021, which amends and modifies that certain Loan and Security Agreement dated as of August 13, 2013, as may be subsequently amended, modified, supplemented, extended or restated from time to time;
(b)    Discount with the Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;
(c)    Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;
(d)    Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation;
(e)    Issue and/or execute one or more warrants for the purchase of the Corporation’s capital stock to Bank;
(f)    Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, any or all
1

of which may relate to all or to substantially all of the Corporation’s property and assets; and
(g)    Appoint, delegate and authorize such other person(s) (the “Delegated Person(s)”) as may be designated in writing from time to time by the above referenced Authorized Signer(s), or any one or more of them, to (i) request loans, advances and/or letters of credit under any line of credit, loan or other credit or financial accommodation made available by Bank to or in favor of the Corporation, and to execute and/or deliver unto Bank, in form and content as may be required by the Bank, such agreements, instruments and documents as may be necessary or required to carry out such purposes, (ii) make loan payments for and on behalf of the Corporation, and (iii) execute and certify borrowing base certificates, account agings, inventory reports and collateral reports (together with any other documents, reports and certificates required to be delivered in connection with any of the foregoing) for and on behalf of the Corporation.
2.    Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the Authorized Signer(s) or Delegated Person(s) (if any), whether so payable to the order of any of said Authorized Signer(s) or Delegated Person(s) (if any) in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said Authorized Signer(s) or Delegated Person(s) (if any) or not.
3.    Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.
4.    These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).
5.    Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.
6.    The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.
I further certify that the following named persons (“Authorized Persons”) have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time and that the signatures which appear below are the genuine signatures of each respectively. I acknowledge and agree that the Authorized Persons may sign this certificate in multiple counterparts, each of which shall be deemed an original instrument, and all of which shall constitute a single certificate, and that the signature of any Authorized Signer to any counterpart
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shall be deemed certified by me in accordance with this certification. I or the Bank may assemble the signatures from one or more counterparts and attach them to any other counterpart for the purpose of having a single document containing all the signatures of the Authorized Signers. Delivery of an executed counterpart of a signature to this certificate by telecopy, emailed portable document format (“pdf”), or tagged image file format (“tiff”) or any other electronic means that reproduces an image of the actual executed signature of the Authorized Signer shall be effective as delivery of an original manually executed counterpart of this certificate. I or the party sending an executed counterpart of his/her signature to this certificate by telecopy, pdf, tiff or any other electronic means shall, upon request by Bank, also send the manual original signature to Bank within five (5) days following the request, but failure to do so shall not affect my certification of such signature and incumbency of such party.
(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

NAME (Type or Print)	TITLE	SIGNATURE

Hyung Bak	Secretary	/s/ Hyung Bak

Steve Miller	Chief Financial Officer	/s/ Steve Miller

I further certify that attached as Exhibit A hereto is a true, correct and complete copy of the Corporation’s Certificate of Incorporation (including amendments), as filed with the Delaware Secretary of State. Such Certificate of Incorporation has not been amended, annulled, rescinded, revoked or supplemented, and remains in full force and effect as of the date hereof.
I further certify that attached as Exhibit B hereto is a true, correct and complete copy of Borrower’s By-Laws (including amendments). Such Bylaws have not been amended, annulled, rescinded, revoked or supplemented, and remain in full force and effect as of the date hereof.
In Witness Whereof, I have affixed my name as Secretary on March 1, 2021.

/s/ Hyung Bak
Hyung Bak, Secretary
The Above Statements are Correct.

SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE, A SHAREHOLDER OTHER THAN THE SECRETARY WHEN THE SECRETARY IS THE SOLE AUTHORIZED SIGNER SET FORTH ABOVE
Failure to complete the above when the Secretary is the sole Authorized Signer set forth above, shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.
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